Filed Pursuant to Rule 497(c)
File Nos. 333-51788 and 811-09709
seeking a high level of current income, consistent with preservation of capital highland floating rate advantage fund managed by highland capital management, l.p. prospectus class a, b, and c shares december 31, 2009

Highland Floating Rate Advantage Fund

Prospectus, December 31, 2009

Class A, Class B and Class C Shares

Managed by Highland Capital Management, L.P.
(“Highland” or the “Adviser”)

This Prospectus sets forth concisely the information that a prospective investor should know before investing in Class A, Class B and Class C Shares of Highland Floating Rate Advantage Fund, a Delaware statutory trust that is the successor in interest to a Massachusetts business trust of the same name (the “Fund”). The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund’s investment objective is to provide a high level of current income, consistent with preservation of capital. There can be no assurance that the Fund will achieve its investment objective.

An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. Investment in the Fund involves certain risks, including the possible loss of some or all of the principal amount invested, risks associated with borrowing or leverage and risks associated with securities rated below investment grade (often referred to as “junk securities”). The principal risks of investing in the Fund are summarized in “Investment and Risk Information — Principal Risks.”

Each Class of shares offered in this Prospectus has its own sales charge and expense structure. The Fund’s shares are sold at a public offering price equal to their net asset value per share plus any applicable sales charge. The Fund’s Class A Shares are subject to a maximum front-end sales charge of 3.50% of the public offering price. The Fund’s Class B and C Shares are not subject to a front-end sales charge, but are subject to a maximum contingent deferred sales charge of 3.25% and 1.00%, respectively. See “Fund Expenses” and “How to Buy Shares.”

The Fund does not intend to list its shares on any national securities exchange. Shares of the Fund have no history of public trading and there is not expected to be any secondary trading market in the shares.

Please read and retain this Prospectus for future reference. A Statement of Additional Information (“SAI”) regarding the Fund, dated December 31, 2009, and the Fund’s Annual and Semi-Annual Reports have been filed with the Securities and Exchange Commission (the “SEC”). You may obtain free copies of these materials, request other information about the Fund and make other inquiries by calling the Fund at (877) 665-1287. These materials are also available without charge by visiting the Fund’s website (http://www.highlandfunds.com) or by writing to the Fund c/o PNC Global Investment Servicing, P.O. Box 9840, Providence, RI 02940. A table of contents of the SAI is located on the back cover of this Prospectus. This Prospectus incorporates by reference the entire SAI (together with any supplement to it). The SAI and other related materials are available at the SEC’s website (http://www.sec.gov).

Although these securities have been registered with the SEC, the SEC has not approved or disapproved any shares offered in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not FDIC Insured
May Lose Value
No Bank Guarantee

PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained in this Prospectus and in the SAI. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

The Fund

This Prospectus applies to the offering of Class A, Class B and Class C Shares of Highland Floating Rate Advantage Fund. The Fund discontinued selling Class B Shares to new and existing investors following the close of business on May 2, 2005, except that existing Class B Share investors may still reinvest distributions in Class B Shares.

The Fund is a continuously offered, non-diversified, closed-end management investment company, organized as a Delaware statutory trust. The Fund does not intend to list its shares on any national securities exchange. Shares of the Fund have no history of public trading and there is not expected to be any secondary trading market in the shares. An investment in the shares should be considered illiquid. See “Investment and Risk Information — Principal Risks.”

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in the Fund involves certain risks, including the possible loss of some or all of the principal amount invested, risks associated with borrowing or leverage and risks associated with securities rated below investment grade (often referred to as “junk” securities). See “Investment and Risk Information — Principal Risks.”

Investment Objective

The Fund’s investment objective is to provide a high level of current income, consistent with preservation of capital. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is a non-fundamental policy, which means that the Board of Trustees of the Fund (the “Board”) can change it without shareholder approval.

Investment Policies

The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of interests in adjustable rate senior loans, the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates (“Senior Loans”), to domestic or foreign corporations, partnerships and other entities that operate in a variety of industries and geographic regions (“Borrowers”).

Senior Loans are business loans that have a right to payment senior to most other debts of the Borrower. Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions (the “Lenders”) represented in each case by one or more such Lenders acting as agent (the “Agent”) of the several Lenders. On behalf of the Lenders, the Agent is primarily responsible for negotiating the loan agreement (“Loan Agreement”) that establishes the relative terms and conditions of the Senior Loan and rights of the Borrower and the Lenders.

The Fund may invest in participations (“Participations”) in Senior Loans, may purchase assignments (“Assignments”) of portions of Senior Loans from third parties, and may act as one of the group of Lenders originating a Senior Loan (“Primary Lender”). Senior Loans often are secured by specific assets of the Borrower, although the Fund may invest up to 20% of its total assets (valued at the time of investment) in Senior Loans that are not secured by any collateral.

Senior Loans in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The Fund’s policy of acquiring interests in floating or variable rate Senior Loans is designed to minimize the fluctuations in the Fund’s net asset value (“NAV”) as a result of changes in interest rates. However, the Fund is not a money market fund, and its NAV will fluctuate.

The Fund may invest all or substantially all of its assets in Senior Loans that are rated below investment grade by a nationally recognized statistical rating organization and unrated Senior Loans of comparable quality. These securities are commonly referred to as “high yield securities” or “junk securities.”

In addition, under normal market conditions, the Fund may invest up to 20% of its total assets in (i) high quality, short-term debt securities with remaining maturities of one year or less; (ii) warrants, equity securities and, in limited circumstances, junior debt securities acquired in connection with the Fund’s investments in Senior Loans; (iii) Senior Loans of foreign Borrowers that are foreign currency denominated (payments of interest and repayments of principal pursuant to which may be made in foreign currency); and (iv) senior loans, the interest rates of which are fixed and do not float or vary periodically based upon a benchmark indicator of prevailing interest rates. For purposes of this 20% limitation, the Fund may invest up to 20% of its total assets in a combination of the above named investment types or up to 20% of its total net assets in any one investment type individually.

Any amount less than 25% of the total assets of the Fund (taken at market value at the time of purchase) may be invested in Senior Loans to Borrowers and securities of other issuers in any one industry, provided, however, that the Fund will invest more than 25% of its total assets in securities the issuer of which is deemed to be in the financial services industry, which includes commercial banks, thrift institutions, insurance companies and finance companies. The Fund invests at these levels because it regards the issuers of Senior Loans in which the Fund may invest to include both the Borrower and any Agent that administers the Senior Loans. The Fund may not, however, invest more than 25% of its total assets in Senior Loans to Borrowers and securities of other issuers that are in the financial services industry. Accordingly, the Fund may be more at risk to any single economic, political or regulatory occurrence affecting the financial services industry.

The Fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed). The Fund may borrow for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes. To the extent the Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds in Senior Loans, the Fund will create financial leverage. It will do so only when it expects to be able to invest the proceeds at a higher rate of return than its cost of borrowing. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

The foregoing percentage limitations and ratings criteria apply at the time of purchase of securities.

The Fund is non-diversified as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), but it will adhere to the diversification requirements applicable to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund, however, is not intended to be a complete investment program.

Principal Risks

Set forth below is a summary of the principal risks of investing in shares of the Fund. You should carefully consider these risks before investing in the Fund. As described below, these risks could cause you to lose money as a result of investing in the Fund. See “Investment and Risk Information — Principal Risks” for a more detailed discussion of the risks of this investment.

Non-Payment Risk.  Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the NAV of the Fund.

Credit Risk.  The Fund may invest all or substantially all of its assets in Senior Loans or other securities that are rated below investment grade and unrated Senior Loans of comparable quality. Securities rated below investment grade are commonly referred to as “high yield securities” or “junk securities.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. Investments in high yield Senior Loans and other securities may result in greater NAV fluctuation than if the Fund did not make such investments. See “Taxation” below for a discussion of special tax consequences associated with any investment by the Fund in below investment grade securities.

Interest Rate Risk.  The Fund’s NAV will usually change in response to interest rate fluctuations. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate securities can be expected to decline. However, the Fund will primarily invest in floating rate obligations, including Senior Loans, the rates on which periodically adjust with changes in market interest rates. Consequently, the Fund’s exposure to fluctuations in interest rates will generally be limited until the time that the interest rates on the Senior Loans in its portfolio are reset.

Senior Loans Risk.  The risks associated with Senior Loans are similar to the risks of below investment grade securities, although Senior Loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. Senior Loans’ higher standing in an issuer’s capital structure has historically resulted in generally higher recoveries than other below investment grade securities in the event of a corporate reorganization or other restructuring. Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although, because their interest rates are adjusted for changes in short-term interest rates, Senior Loans generally have less interest rate risk than other high yield investments, which are typically fixed rate. The Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

Risk of Restrictions on Resale.  Senior Loans may not be readily marketable and may be subject to restrictions on resale. As a result, the ability of the Fund to dispose of its investments in a timely fashion and at an advantageous price may be restricted.

Ongoing Monitoring Risk.  On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral.

Leverage Risk.  The Fund is authorized to borrow in an amount up to 33 1/3% of its total assets (including the amount borrowed). The use of leverage for investment purposes creates opportunities for greater total returns, but at the same time involves risks. Any investment income or gains earned with respect to the amounts borrowed that is in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case, and dividends on the shares could be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to shareholders.

Repurchase Offer Risk.  The Fund, as a fundamental policy, will make quarterly repurchases at NAV for 5% to 25% of shares outstanding, pursuant to Rule 23c-3 under the 1940 Act. See “Periodic Repurchase Offers.” However, the Fund’s shares are less liquid than shares of funds that trade on a stock exchange, and Class B and Class C shareholders who tender for repurchase shares held for less than five years and one year, respectively, and certain Class A shareholders who tender for repurchase shares acquired within 18 months, will pay a contingent deferred sales charge (“CDSC”) if their shares are accepted for repurchase. See “How to Buy Shares.” Under limited circumstances, and only pursuant to specified regulatory requirements, the Fund may suspend or postpone a quarterly repurchase offer upon a vote of a majority of the Board of Trustees, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Trustees”). There is no guarantee that shareholders will be able to sell all of the shares that they desire to sell in a quarterly repurchase offer, and two of the Fund’s quarterly repurchase offers were oversubscribed during the fiscal year ending August 31, 2009.

Closed-End Fund Risk.  The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list its shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the shares, and the shares should be considered illiquid. The shares are, therefore, not readily marketable. The shares of closed-end investment companies often trade at a discount from their NAVs and, in the unlikely event that a secondary market for the shares were to develop, Fund shares likewise may trade at a discount from NAV.

Legislation Risk.  To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected.

Industry Concentration Risk.  The Fund will concentrate its investments in the financial services industry, subjecting it to greater risk than a fund that is more diversified. The financial services industry is subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Credit losses resulting from financial difficulties of Borrowers can negatively affect financial services companies. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. This change may make it more difficult for the Adviser to analyze loans in this industry. Additionally, the recently increased volatility in the financial markets may affect the viability of the financial services industry as a whole in ways that may be difficult to predict.

Non-U.S. Securities Risk.  Investment in securities of non-U.S. issuers may involve special risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include (i) non-U.S. issuers may be subject to less rigorous disclosure, accounting standards and regulatory requirements; (ii) many non-U.S. markets are smaller, less liquid and more volatile and the Adviser may not be able to sell the Fund’s investments at times, in amounts and at prices it considers reasonable; and (iii) the economies of non-U.S. issuers may grow at slower rates than expected or may experience a downturn or recession. Additionally, certain investments in non-U.S. issuers also may be subject to foreign withholding taxes on dividends, interest or capital gain. Those taxes will decrease the Fund’s yield on any such securities. See “Taxation” below.

Currency Risk.  A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Equity Securities Risk.  To the extent that the Fund invests in equity securities, the value of its portfolio will be affected by changes in the stock markets. The stock markets can be volatile and stock prices can fluctuate drastically from day-to-day. This market risk will affect the Fund’s NAV, which will fluctuate as the value of the securities held by the Fund changes.

Prepayment Risk.  Borrowers may pay back principal before the scheduled due date. Such prepayments may require the Fund to replace a Senior Loan with a lower-yielding security. This may adversely affect the NAV of the Fund’s shares.

Limited Information Risk.  The types of Senior Loans in which the Fund will invest historically have not been rated by a nationally recognized statistical rating organization, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange-listed securities. As a result, the Fund is more dependent on the analytical ability of the Adviser than other funds which may be able to rely on more publicly available information.

Non-Diversification Risk.  As a non-diversified fund, the Fund may have a material amount of its investments in the securities of only a few issuers. To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, it will be more susceptible than a more widely diversified investment company to the consequences of any single corporate, economic, political or regulatory occurrence affecting such issuers.

Risks Related to Current Market Conditions.  Recently, domestic and international markets have experienced a period of acute stress starting in the real estate and financial sectors and then moving to other sectors of the world economy. This stress has resulted in unusual and extreme volatility in the debt and equity markets and in the prices of individual stocks. These market conditions could add to the risk of short-term volatility of the Fund.

Classes of Shares

The Fund offers three classes of shares in this Prospectus, Class A, Class B and Class C Shares, with each class having its own sales charge and expense structure. In a separate prospectus, the Fund also offers an additional class of shares, Class Z Shares, exclusively to certain institutional and other eligible investors. The Fund discontinued selling Class B Shares to new and existing investors following the close of business on May 2, 2005, except that existing Class B Share investors may still reinvest distributions in Class B Shares. The Fund may offer additional classes of shares in the future. See “Multiple Share Classes.”

Each share class has its own expense structure. Each class has distinct advantages and disadvantages for different investors. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

The Fund’s Class A Shares are subject to a front-end sales charge on purchases of less than $1 million, a CDSC of 1% on Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more, if the Class A Shares are sold within 18 months of purchase, a distribution and service fee and other expenses. The Fund’s Class B Shares are not subject to a front-end sales charge, but are subject to a declining CDSC over a five-year period, a distribution and service fee and other expenses. The Fund’s Class C Shares are not subject to a front-end sales charge, but are subject to a CDSC of 1% during the first year a shareholder owns Class C Shares, a distribution and service fee and other expenses.

The Fund has received exemptive relief from the SEC with respect to the Fund’s distribution and service fee arrangements, CDSCs and multi-class structure. As a condition of such relief, the Fund is required to comply with regulations that would not otherwise be applicable to the Fund.

Periodic Repurchase Offers

The Fund has adopted a fundamental policy to offer on a quarterly basis to repurchase at NAV a specified percentage (between 5% and 25%) of the shares then outstanding, pursuant to Rule 23c-3 under the 1940 Act (“Repurchase Offers”). Repurchase Offers are scheduled to occur on or about the 15th day (or the next business day if the 15th is not a business day) in the months of February, May, August, and November. It is anticipated that the date on which the repurchase price of shares will be determined (the “Repurchase Pricing Date”) will be the same date as the deadline for shareholders to provide their repurchase requests to PFPC Distributors, Inc. (the “Repurchase Request Deadline”), and if so, the Repurchase Request Deadline will be set for a time no later than the close of regular trading on the New York Stock Exchange (the “NYSE”) on such date. The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day. Repurchase proceeds will be paid to shareholders no later than seven days after the Repurchase Pricing Date. The end of the seven days is referred to as the “Repurchase Payment Deadline.”

Dividends and Distributions

Income dividends are normally declared each business day and paid monthly. Capital gains, if any, are distributed at least annually, usually in December. Income dividends and capital gains distributions may be received in cash or reinvested in additional full and fractional shares of the Fund.

Minimum Investment

The minimum initial investment is $2,500 ($25 for individual retirement accounts) and the minimum subsequent investment is $50 ($25 for individual retirement accounts). The Fund reserves the right to change the investment minimums and to refuse a purchase order for any reason.

Portfolio Transactions

To the extent permitted by law and in accordance with the procedures established by the Fund’s Board of Trustees, the Fund may engage in brokerage transactions with brokers that are affiliates of the Adviser or of the Fund, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Adviser or the Fund.

The Adviser and its affiliates manage other accounts, including registered and private funds and separate accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary positions in multiple levels of the capital structure. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Adviser to be equitable and fair over time to the Fund and such other accounts. The Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

FUND EXPENSES

The following table is intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in Class A, Class B and Class C Shares of the Fund. The table summarizes the aggregate expenses of the Fund.

	Class A	Class B(2)		Class C

Shareholder Transaction Expenses (fees paid directly from your investment)(1)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.50%	None		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None	None		None
Maximum Contingent Deferred Sales Charge (“CDSC”) (as a percentage of net asset value at the time of purchase or repurchase, whichever is lower)	None (3)	3.25	%(4)	1.00	%(5)
Exchange Fee	None	None		None
Annual Fund Operating Expenses (as a percentage of average net assets attributable to common shares)(6)
Management Fees(7)	1.04%	1.04%		1.04%
Distribution and Service (12b-1) Fees(8)	0.35%	0.70%		0.85%
Interest Payments and Commitment Fees on Borrowed Funds	1.08%	1.08%		1.08%
Other Expenses(9)	0.46%	0.46%		0.46%

Total Annual Fund Operating Expenses	2.93%	3.28%		3.43%

(1)	Financial Advisors (as defined under “How to Buy Shares”) may independently charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

(2)	Class B Shares will automatically convert to Class A Shares eight years after purchase.

(3)	Class A Shares purchased without an initial sales charge in accounts aggregating $1 million or more are subject to a 1.00% CDSC if the shares are tendered and accepted for repurchase within 18 months of purchase. The 18-month period begins on the day on which the purchase was made.

(4)	The CDSC on Class B Shares is 3.25% for shares tendered and accepted for repurchase within the first year of purchase, 3.00% within the second year, 2.00% within the third year, 1.50% within the fourth year, and 1.00% within the fifth year. There is no CDSC on Class B Shares thereafter.

(5)	The CDSC on Class C Shares is 1.00% for shares tendered and accepted for repurchase within the first year of purchase. There is no CDSC on Class C Shares thereafter.

(6)	Figures are based on borrowings of 19.31% of the Fund’s total assets (including the proceeds of such borrowing), the actual average amount of leverage utilized during the Fund’s prior fiscal year.

(7)	Management fees include both advisory fees and administration fees charged to the Fund. Highland receives from the Fund monthly advisory fees, computed and accrued daily, at the annual rate of 0.65% of the average daily managed assets of the Fund for the first $1 billion, 0.60% of the average daily managed assets of the Fund for the next $1 billion and 0.55% of the average daily managed assets of the Fund that exceed $2 billion. Highland also receives from the Fund monthly administration fees at the annual rate of 0.20% of the average daily managed assets of the Fund. “Average daily managed assets” of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). The management fee rate as a percentage of average net assets attributable to common shares is higher than the management fee rate as a percentage of average daily managed assets because it is calculated with respect to a smaller asset base (namely, the net assets attributable to shares held by common shareholders) and reflects the fact that common shareholders bear the costs of leverage. See “Management — Fees and Expenses.”

(8)	Distribution and Service (12b-1) fees include (i) a monthly service fee paid to the Fund’s underwriter at an annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C Shares of the Fund and (ii) a monthly distribution fee paid to the Fund’s underwriter at an annual rate of 0.10%, 0.45% and 0.60% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

(9)	Other Expenses are based on actual amounts incurred during the Fund’s prior fiscal year.

Expense Example.  This Example helps you compare the cost of investing in the Fund to the cost of investing in other investment companies. The Example assumes that (i) you invest $1,000 in the Fund, (ii) your investment has a 5% return each year, (iii) operating expenses remain the same, and (iv) all income dividends and capital gains distributions are reinvested in additional shares at net asset value. The Example should not be considered a representation of future expenses. Your actual costs may be higher or lower.

Class*		1 Year	3 Years	5 Years	10 Years

Class A:		$64	$122	$184	$349
Class B:	if you did not sell your shares	$33	$101	$171	$350	**
	if you sold all your shares at the end of the period	$66	$121	$181	$350	**
Class C:	if you did not sell your shares	$35	$105	$178	$371
	if you sold all your shares at the end of the period	$45	$105	$178	$371

*	The figures in the Example are based on borrowings of 19.31% of the Fund’s total assets, the actual average amount of leverage utilized during the Fund’s prior fiscal year.

**	Class B Shares automatically convert to Class A Shares eight years after purchase. The 10-year expense example for Class B Shares reflects Class B Share expenses for the first eight years and Class A Share expenses for the two years thereafter.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for Class A, Class B and Class C Shares. The Fund’s fiscal year runs from September 1 to August 31, unless otherwise indicated. Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with this information and additional Fund performance and portfolio information, appears in the Fund’s 2009 Annual Report. To request the Fund’s 2009 Annual Report, please call (877) 665-1287.

														Period
														Ended
	Year Ended August 31,													August 31,
Class A Shares	2009	2008	2007	2006	2005		2004		2003		2002		2001	2000(1)

Net Asset Value, Beginning of Period	$9.70	$11.75	$12.43	$12.19	$12.08		$11.22		$10.48		$11.74		$12.09	$12.00
Income from Investment Operations:
Net investment income(2)	0.51	0.90	1.00	0.96	0.67		0.56		0.81		0.83	(3)	1.10	0.64
Net realized and unrealized gain/(loss)(2)	(3.50)	(2.05)	(0.60)	0.22	0.11		0.89		0.74		(1.26	)(3)	(0.32)	0.07

Total from investment operations	(2.99)	(1.15)	0.40	1.18	0.78		1.45		1.55		(0.43)		0.78	0.71
Less Distributions Declared to Shareholders:
From net investment income	(0.73)	(0.89)	(1.01)	(0.94)	(0.67)		(0.59)		(0.81)		(0.83)		(1.13)	(0.62)
From net realized gains	—	(0.01)	(0.07)	—	—		—		—		—		—	—

Total distributions declared to shareholders	(0.73)	(0.90)	(1.08)	(0.94)	(0.67)		(0.59)		(0.81)		(0.83)		(1.13)	(0.62)
Net Asset Value, End of Period	$5.98	$9.70	$11.75	$12.43	$12.19		$12.08		$11.22		$10.48		$11.74	$12.09
Total return(4)	(30.25)%	(10.28)%	3.10%	10.08%	6.56	%(5)	13.14%		15.55%		(3.88)%		6.71%	6.04%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$219,010	$567,048	$1,050,738	$729,845	$351,557		$212,205		$85,166		$69,733		$108,399	$54,402
Total expenses excluding interest and commitment fee expenses	1.87%	1.58%	1.33%	1.16%	1.38%		1.29	%(6)	1.38	%(6)	1.38	%(6)	1.37%	1.01%
Interest and commitment fee expenses	1.08%	1.47%	1.06%	1.04%	0.72%		0.40%		0.73%		0.99%		2.04%	1.91%
Waiver/reimbursement	(0.01)%	(0.02)%	—	(0.04)%	(0.10)%		(0.18)%		(0.36)%		(0.32)%		(0.32)%	(1.41)%
Net expenses including interest and commitment fee expenses(7)	2.94%	3.03%	2.39%	2.16%	2.00%		1.51	%(6)	1.75	%(6)	2.05	%(6)	3.09%	1.51%
Net investment income	8.09%	8.28%	8.05%	7.78%	5.60%		4.73	%(6)	7.67	%(6)	7.25	%(3)(6)	9.24%	9.49%
Portfolio turnover rate	21%	22%	70%	61%	85%		110%		90%		98%		65%	8%

(1)	The Fund commenced investment operations on January 13, 2000.
(2)	Per share data was calculated using average shares outstanding during the period.
(3)	Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002 on the net investment income and net realized and unrealized loss per share was less than $0.01. The impact to the ratio of net investment income to average net assets was less than 0.01%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(4)	Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(5)	A late audit adjustment was made to NAV; however, performance was not recalculated using the adjusted NAV. Rather, total return is calculated using the NAV at the close of business on August 31, 2005.
(6)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(7)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

														Period
														Ended
	Year Ended August 31,													August 31,
Class B Shares	2009	2008	2007	2006	2005		2004		2003		2002		2001	2000(1)

Net Asset Value, Beginning of Period	$9.70	$11.75	$12.43	$12.19	$12.08		$11.22		$10.48		$11.74		$12.07	$12.00
Income from Investment Operations:
Net investment income(2)	0.49	0.86	0.96	0.92	0.63		0.53		0.78		0.78	(3)	1.05	0.62
Net realized and unrealized gain/(loss)(2)	(3.50)	(2.05)	(0.60)	0.22	0.11		0.88		0.73		(1.25	)(3)	(0.30)	0.05

Total from investment operations	(3.01)	(1.19)	0.36	1.14	0.74		1.41		1.51		(0.47)		0.75	0.67
Less Distributions Declared to Shareholders:
From net investment income	(0.71)	(0.85)	(0.97)	(0.90)	(0.63)		(0.55)		(0.77)		(0.79)		(1.08)	(0.60)
From net realized gains	—	(0.01)	(0.07)	—	—		—		—		—		—	—

Total distributions declared to shareholders	(0.71)	(0.86)	(1.04)	(0.90)	(0.63)		(0.55)		(0.77)		(0.79)		(1.08)	(0.60)
Net Asset Value, End of Period	$5.98	$9.70	$11.75	$12.43	$12.19		$12.08		$11.22		$10.48		$11.74	$12.07
Total return(4)	(30.50)%	(10.60)%	2.74%	9.70%	6.19	%(5)	12.75%		15.16%		(4.22)%		6.52%	5.69%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$20,660	$58,486	$95,122	$115,651	$124,500		$124,589		$76,379		$68,157		$80,609	$19,964
Total expenses excluding interest and commitment fee expenses	2.22%	1.93%	1.68%	1.51%	1.73%		1.64	%(6)	1.73	%(6)	1.73	%(6)	1.72%	1.36%
Interest and commitment fee expenses	1.08%	1.47%	1.06%	1.04%	0.72%		0.40%		0.73%		0.99%		2.04%	1.91%
Waiver/reimbursement	(0.01)%	(0.02)%	—	(0.04)%	(0.10)%		(0.18)%		0.36%		(0.32)%		(0.32)%	(1.41)%
Net expenses including interest and commitment fee expenses(7)	3.29%	3.38%	2.74%	2.51%	2.35%		1.86	%(6)	2.10	%(6)	2.40	%(6)	3.44%	1.86%
Net investment income	7.74%	7.93%	7.70%	7.43%	5.25%		4.50	%(6)	7.34	%(6)	6.90	%(3)(6)	8.89%	9.14%
Portfolio turnover rate	21%	22%	70%	61%	85%		110%		90%		98%		65%	8%

(1)	The Fund commenced investment operations on January 13, 2000.
(2)	Per share data was calculated using average shares outstanding during the period.
(3)	Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002 on the net investment income and net realized and unrealized loss per share was less than $0.01. The impact to the ratio of net investment income to average net assets was less than 0.01%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(4)	Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(5)	A late audit adjustment was made to NAV; however, performance was not recalculated using the adjusted NAV. Rather, total return is calculated using the NAV at the close of business on August 31, 2005.
(6)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(7)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

														Period
														Ended
	Year Ended August 31,													August 31,
Class C Shares	2009	2008	2007	2006	2005		2004		2003		2002		2001	2000(1)

Net Asset Value, Beginning of Period	$9.70	$11.75	$12.43	$12.19	$12.08		$11.22		$10.48		$11.74		$12.07	$12.00
Income from Investment Operations:
Net investment income(2)	0.48	0.84	0.93	0.90	0.61		0.50		0.76		0.76	(3)	1.03	0.61
Net realized and unrealized gain/(loss) on investments(2)	(3.50)	(2.04)	(0.59)	0.22	0.11		0.89		0.74		(1.25	)(3)	(0.30)	0.05

Total from investment operations	(3.02)	(1.20)	0.34	1.12	0.72		1.39		1.50		(0.49)		0.73	0.66
Less Distributions Declared to Shareholders:
From net investment income	(0.70)	(0.84)	(0.95)	(0.88)	(0.61)		(0.53)		(0.76)		(0.77)		(1.06)	(0.59)
From net realized gains	—	(0.01)	(0.07)	—	—		—		—		—		—	—

Total distributions declared to shareholders	(0.70)	(0.85)	(1.02)	(0.88)	(0.61)		(0.53)		(0.76)		(0.77)		(1.06)	(0.59)
Net Asset Value, End of Period	$5.98	$9.70	$11.75	$12.43	$12.19		$12.08		$11.22		$10.48		$11.74	$12.07
Total return(4)	(30.60)%	(10.73)%	2.50%	9.62%	6.03	%(5)	12.57%		14.99%		(4.36)%		6.35%	5.62%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$359,579	$784,597	$1,269,850	$816,720	$391,455		$278,731		$80,572		$61,811		$64,074	$13,013
Total expenses excluding interest and commitment fee expenses	2.37%	2.08%	1.83%	1.66%	1.88%		1.79	%(6)	1.88	%(6)	1.88	%(6)	1.87%	1.51%
Interest and commitment fee expenses	1.08%	1.47%	1.06%	1.04%	0.72%		0.40%		0.73%		0.99%		2.04%	1.91%
Waiver/reimbursement	(0.01)%	(0.02)%	—	(0.04)%	(0.10)%		(0.18)%		(0.36)%		(0.32)%		(0.32)%	(1.41)%
Net expenses including interest and commitment fee expenses(7)	3.44%	3.53%	2.89%	2.66%	2.50%		2.01	%(6)	2.25	%(6)	2.55	%(6)	3.59%	2.01%
Net investment income	7.59%	7.78%	7.55%	7.28%	5.10%		4.19	%(6)	7.14	%(6)	6.75	%(3)(6)	8.74%	8.99%
Portfolio turnover rate	21%	22%	70%	61%	85%		110%		90%		98%		65%	8%

(1)	The Fund commenced investment operations on January 13, 2000.
(2)	Per share data was calculated using average shares outstanding during the period.
(3)	Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002 on the net investment income and net realized and unrealized loss per share was less than $0.01. The impact to the ratio of net investment income to average net assets was less than 0.01%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(4)	Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(5)	A late audit adjustment was made to NAV; however, performance was not recalculated using the adjusted NAV. Rather, total return is calculated using the NAV at the close of business on August 31, 2005.
(6)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(7)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

THE FUND

The Fund is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on June 8, 1999 and reorganized as a Delaware statutory trust on December 31, 2007. The Fund is engaged in a continuous public offering of its shares at the next determined NAV per share (plus an initial sales charge for Class A Shares). The Fund’s principal office is located at NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240, and its telephone number is (877) 665-1287.

INVESTMENT AND RISK INFORMATION

Investment Objective

The Fund’s investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund’s investment objective is a non-fundamental policy, which means that the Board can change it without shareholder approval.

Although the Fund’s NAV per share will vary, the Fund’s policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize the fluctuations in the Fund’s NAV per share as a result of changes in interest rates. The Fund’s NAV may be affected by various factors, including changes in the credit quality of Borrowers with respect to Senior Loans in which the Fund invests.

An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Principal Investments

The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in Senior Loans of domestic or foreign Borrowers that operate in a variety of industries and geographic regions. The Fund may invest all or substantially all of its assets in Senior Loans that are rated below investment grade and unrated Senior Loans of comparable quality. Securities rated below investment grade are commonly referred to as “high yield securities” or “junk securities.” Although most Senior Loans are collateralized, the Fund may invest up to 20% of its total assets (valued at the time of investment) in Senior Loans that are not secured by any collateral.

The Fund will invest more than 25% of its total assets in securities the issuer of which is deemed to be the financial services industry, which includes commercial banks, thrift institutions, insurance companies and finance companies. See “How the Fund Invests — Fundamental Investment Restrictions and Policies” below.

In addition, under normal market conditions, the Fund may invest up to 20% of its total assets in (i) high quality, short-term debt securities with remaining maturities of one year or less; (ii) warrants, equity securities and, in limited circumstances, junior debt securities acquired in connection with the Fund’s investments in Senior Loans; (iii) Senior Loans of foreign Borrowers that are foreign currency denominated (payments of interest and repayments of principal pursuant to which may be made in foreign currency); and (iv) senior loans, the interest rates of which are fixed and do not float or vary periodically based upon a benchmark indicator of prevailing interest rates. For purposes of this 20% limitation, the Fund may invest up to 20% of its total assets in a combination of the above named investment types or up to 20% of its total net assets in any one investment type individually.

The Fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed) for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

The foregoing percentage limitations and ratings criteria apply at the time of purchase of securities.

The Fund is non-diversified as defined in the 1940 Act, but it will adhere to the diversification requirements applicable to RICs under Subchapter M of the Code. The Fund, however, is not intended to be a complete investment program.

How the Fund Invests

Senior Loans.  Senior Loans generally are arranged through private negotiations between a Borrower and Lenders represented in each case by one or more Agents of the several Lenders. On behalf of the several Lenders, the Agent, which is frequently a commercial bank or other entity that originates the Senior Loan and the person that invites other parties to join the lending syndicate, will be primarily responsible for negotiating the Loan Agreement that establishes the relative terms, conditions and rights of the Borrower and the several Lenders. In larger transactions it is common to have several Agents; however, generally only one such Agent has primary responsibility for documentation and administration of a Senior Loan.

In a typical Senior Loan, the Agent administers the terms of the Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of those payments to the credit of all Lenders that are parties to the Loan Agreement. The Fund generally will rely on the Agent to collect its portion of the payments on a Senior Loan. Furthermore, the Fund will rely on the Agent to use appropriate creditor remedies against the Borrower. Typically, under a Loan Agreement, the Agent is given broad discretion in monitoring the Borrower’s performance under the Loan Agreement and is obligated to use only the same care it would use in the management of its own property. Upon an event of default, the Agent typically will act to enforce the Loan Agreement after instruction from Lenders holding a majority of the Senior Loan. The Borrower compensates the Agent for the Agent’s services. This compensation may include special fees paid on structuring and funding the Senior Loan and other fees paid on a continuing basis. The practice of an Agent relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower.

It is anticipated that the proceeds of the Senior Loans in which the Fund will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. Senior Loans have the most senior position in a Borrower’s capital structure, although some Senior Loans may hold an equal ranking with other senior securities and certain other obligations of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt securities (which may include “junk” securities) and preferred and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. Senior and junior subordinated debt is collectively referred to in this Prospectus as “junior debt securities.”

Senior Loans generally are secured by specific collateral. To the extent that the Fund invests a portion of its assets in Senior Loans that are not secured by specific collateral, the Fund will not enjoy the benefits associated with collateralization with respect to such Senior Loans, and such Senior Loans may pose a greater risk of nonpayment of interest or loss of principal than do collateralized Senior Loans. As discussed below, the Fund may also acquire warrants, equity securities and junior debt securities issued by the Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates. Warrants, equity securities, and junior debt securities will not be treated as Senior Loans and thus assets invested in such securities will not count toward the 80% of the Fund’s net assets (plus any borrowings for investment purposes) that normally will be invested in Senior Loans. The Fund may acquire interests in warrants, other equity securities or junior debt securities through a negotiated restructuring of a Senior Loan or in a bankruptcy proceeding of the Borrower.

In order to borrow money pursuant to a collateralized Senior Loan, a Borrower will typically, for the term of the Senior Loan, pledge assets as collateral. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees by and/or securities of affiliates of the Borrowers. In some instances, a collateralized Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that are not readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower’s obligations under a Senior Loan. Similarly, in the event of bankruptcy proceedings involving the Borrower, the Lenders may be delayed or prevented from liquidating collateral or may choose not to do so as part of their participation in a plan of reorganization of the Borrower.

Loan Agreements may also include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. Breach of such a covenant, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments. The Adviser will consider the terms of restrictive covenants in deciding whether to invest in Senior Loans for the Fund’s investment portfolio. When the Fund holds a Participation in a Senior Loan, it may not have the right to vote to waive enforcement of a restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund, and such Lenders will not consider the interests of the Fund in connection with their votes.

Senior Loans in which the Fund will invest generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium, although the Fund may invest up to 20% of its total assets in fixed rate senior loans. These base lending rates generally are the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more major United States banks (“Prime Rate”) or the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. LIBOR generally is an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institution depositors in the London interbank market on U.S. dollar denominated deposits for a specified period of time. The CD rate generally is the average rate paid on large certificates of deposit traded in the secondary market. Senior Loans traditionally have been structured so that Borrowers pay higher premiums when they elect LIBOR, in order to permit Lenders to obtain generally consistent yields on Senior Loans, regardless of whether Borrowers select the LIBOR option or the Prime Rate option.

The Fund may invest in Participations in Senior Loans, may purchase Assignments of portions of Senior Loans from third parties and may act as one of the group of Primary Lenders.

Participations.  The Fund may invest up to 100% of its assets in Participations. The selling Lenders and other persons interpositioned between such Lenders and the Fund with respect to Participations will likely conduct their principal business activities in the financial services industry. Although, as discussed below, the Fund has taken measures that it believes significantly reduce its exposure to risks associated with Participations, the Fund may be more susceptible than an investment company that does not invest in Participations in Senior Loans to any single economic, political or regulatory occurrence affecting this industry. Persons engaged in this industry may be more susceptible than are persons engaged in some other industries to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Participation by the Fund in a Lender’s portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Lender, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower, and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender, and may not benefit from any set-off between the Lender and the Borrower. The Fund will only acquire Participations from counterparties that are judged by the Adviser to present acceptable credit risk to the Fund.

Assignments.  The Fund may also purchase Assignments from Lenders. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender.

Primary Lender Transactions.  Loan Agreements typically provide for the termination of the Agent’s agency status in the event that it fails to act as required under the relevant Loan Agreement, becomes insolvent, enters receivership of the Federal Deposit Insurance Corporation (“FDIC”), or, if not FDIC insured, enters into bankruptcy. Should an Agent, Lender or any other institution with respect to an Assignment interpositioned between the Fund and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of any such interpositioned institution and any loan payment held by any such interpositioned institution for the benefit of the Fund should not be included in the estate of such interpositioned institution. If, however, any such amount were included in such interpositioned institution’s estate, the Fund would incur costs and delays in realizing payment or could suffer a loss of principal or interest. In such event, the Fund could experience a decrease in NAV.

When the Fund is a Primary Lender, it will have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the Loan Agreement and may under contractual arrangements among the Lenders have rights with respect to any funds acquired by other Lenders through set-off. A Lender also has full voting and consent rights under the applicable Loan Agreement. Action subject to Lender vote or consent generally requires the vote or consent of the holders of a majority or some greater specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all Lenders affected. When the Fund is a Primary Lender originating a Senior Loan, it may share in a fee paid by the Borrower to the Primary Lenders.

Portfolio Maturity.  The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio, and Senior Loans usually will have rates of interest that are redetermined periodically. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the Fund’s NAV as a result of changes in interest rates. The Senior Loans in the Fund’s investment portfolio will at all times have a dollar-weighted average days to reset until the next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. The amount of time required to pass before the Fund will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Senior Loans in the investment portfolio. The Fund may utilize the investment practices described in this Prospectus to, among other things, shorten the effective interest rate redetermination period of Senior Loans in its portfolio. In such event, the Fund will consider such shortened period to be the interest rate redetermination period of the Senior Loan; provided, however, that the Fund will not invest in Senior Loans that permit the Borrower to select an interest rate redetermination period in excess of one year. Because most Senior Loans in the investment portfolio will be subject to mandatory and/or optional prepayment and there may be significant economic incentives for a Borrower to prepay its loans, prepayments of Senior Loans in the Fund’s investment portfolio may occur. Accordingly, the actual remaining maturity of the Fund’s investment portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in the Fund’s investment portfolio.

Net Asset Value Fluctuation.  When prevailing interest rates decline, the value of a portfolio invested in fixed rate obligations can be expected to rise. Conversely, when prevailing interest rates rise, the value of a portfolio invested in fixed rate obligations can be expected to decline. Although the Fund’s NAV will vary, the Fund’s policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize fluctuations in NAV as a result of changes in interest rates. Accordingly, it may be expected that the value of the Fund’s investment portfolio will fluctuate significantly less than a portfolio of fixed rate, longer term obligations as a result of interest rate changes. However, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s NAV. In addition to changes in interest rates, various factors, including defaults by or changes in the credit quality of Borrowers, will also affect the Fund’s NAV. A default or serious deterioration in the credit quality of a Borrower could cause a prolonged or permanent decrease in the Fund’s NAV.

Debt Restructuring.  The Fund may purchase and retain in its portfolio an interest in a Senior Loan to a Borrower that has filed for protection under the federal bankruptcy laws or has had an involuntary bankruptcy petition filed against it by its creditors. The Adviser’s decision to purchase or retain such an interest will depend on its assessment of the suitability of such investment for the Fund, the Borrower’s ability to meet debt service on Senior Loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal, and prevailing interest rates. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan interest. Depending upon, among other things, the Adviser’s evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio. Any equity security or junior debt security held by the Fund will not be treated as a Senior Loan and thus will not count toward the 80% of assets that normally will be invested in Senior Loans.

Senior Loan Ratings.  The Fund may invest all or substantially all of its net assets in Senior Loans that are rated below investment grade, including Senior Loans rated CCC or below by S&P or Caa or below by Moody’s, and unrated Senior Loans of comparable quality.

Borrower Credit Ratings.  The Fund may invest a substantial portion of its assets in Senior Loans to Borrowers having outstanding debt securities rated below investment grade by a nationally recognized statistical rating organization and unrated debt securities of comparable quality. Debt securities rated below investment grade (or unrated debt securities of comparable quality) commonly are referred to as “junk” securities. The Fund seeks to invest only in those Senior Loans with respect to which the Borrower, in the judgment of the Adviser, demonstrates one or more of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, collateral coverage that equals or exceeds the outstanding principal amount of the Senior Loan. In addition, the Adviser will consider, and may rely in part, on the analyses performed by the Agent and other Lenders, including such persons’ determinations with respect to collateral securing a Senior Loan.

Fees.  The Fund may be required to pay or may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers may include three types: facility fees; commitment fees; and prepayment penalties. Facility fees are paid to the Lenders upon origination of a Senior Loan. Commitment fees are paid to Lenders on an ongoing basis based upon the undrawn portion committed by the Lenders of the underlying Senior Loan. Lenders may receive prepayment penalties when a Borrower prepays all or part of a Senior Loan. The Fund will receive these fees directly from the Borrower if the Fund is a Primary Lender, or, in the case of commitment fees and prepayment penalties, if the Fund acquires an interest in a Senior Loan by way of Assignment. Whether or not the Fund receives a facility fee from the Lender in the case of an Assignment, or any fees in the case of a Participation, depends upon negotiations between the Fund and the Lender selling such interests. When the Fund is an assignee, it may be required to pay a fee to, or forgo a portion of interest and any fees payable to it from, the Lender selling the Assignment. Occasionally, the assignor will pay a fee to the Fund based on the portion of the principal amount of the Senior Loan that is being assigned. A Lender selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee prior to payment thereof to the Fund. The Fund may be required to pay over or pass along to a purchaser of an interest in a Senior Loan from the Fund a portion of any fees that the Fund would otherwise be entitled to.

Prepayments.  Pursuant to the relevant Loan Agreement, a Borrower may be required, and may have the option at any time, to prepay the principal amount of a Senior Loan, often without incurring a prepayment penalty. In the event that like-yielding loans are not available in the marketplace, the prepayment of and subsequent reinvestment by the Fund in Senior Loans could have a materially adverse affect on the yield of the Fund’s investment portfolio. Prepayments may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any facility fees earned in connection with reinvestment.

Commitments to Make Additional Payments.  A Lender may have obligations pursuant to a Loan Agreement to make additional loans in certain circumstances. Such circumstances may include, without limitation, obligations under revolving credit facilities and facilities that provide for further loans to Borrowers based upon compliance with specified financial requirements. The Fund currently intends to reserve against any such contingent obligation by segregating a sufficient amount of cash, liquid securities and liquid Senior Loans. The Fund will not purchase interests in Senior Loans that would require the Fund to make any such additional loans if the aggregate of such additional loan commitments would exceed 20% of the Fund’s total assets or would cause the Fund to fail to meet the diversification requirements set forth under the heading “Investment Restrictions” in the SAI.

Bridge Financing.  The Fund may acquire interests in Senior Loans that are designed to provide temporary or “bridge” financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A Borrower’s use of a bridge loan involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower’s perceived creditworthiness.

Borrowing.  The Fund may borrow in an amount up to 33 1/3% of its total assets (including the amount borrowed). The Fund may borrow for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes. To the extent the Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds in Senior Loans, the Fund will create financial leverage. It will do so only when it expects to be able to invest the proceeds at a higher rate of return than its cost of borrowing. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

The following table is designed to illustrate the effect on the Fund’s return from the leverage created by the Fund’s use of borrowing, using the interest rate of 0.33% (which is the rate of the Fund’s outstanding borrowings as of August 31, 2009; the Fund’s outstanding borrowings, however, are subject to a variable interest rate which may rise or fall over time), assuming the Fund has used leverage by borrowing an amount equal to 19.31% of the Fund’s total assets (including the amount borrowed) and assuming hypothetical annual returns (net of expenses) on the Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and decreases return when the portfolio return is negative.

Assumed portfolio return, net of expenses	−10%	−5%	0%	5%	10%
Corresponding return to shareholders	−12.47%	−6.28%	−0.08%	6.12%	12.31%

The purpose of the above table is to assist investors in understanding the effects of financial leverage. The figures in the table are hypothetical and actual returns may be greater or lesser than those appearing in the table.

Because the management fees (including administration fees) paid to Highland are calculated on the basis of the Fund’s average daily managed assets, which include the proceeds of leverage, the dollar amount of the fees paid by the Fund to Highland will be higher (and Highland will be benefited to that extent) when leverage is utilized. Highland will utilize leverage only if it believes such action would result in a net benefit to the Fund’s shareholders after taking into account the higher fees and expenses associated with leverage (including higher management fees).

Other Securities.  The Fund will acquire warrants, equity securities and junior debt securities only incident to the purchase or intended purchase of interests in collateralized Senior Loans. The Fund generally will acquire interests in warrants, equity securities and junior debt securities only when the Adviser believes that the relative value being given by the Fund in exchange for such interests is substantially outweighed by the potential value of such instruments. Investment in warrants, equity securities and junior debt securities entail risks in addition to those associated with investments in Senior Loans. Warrants and equity securities have a subordinate claim on a Borrower’s assets as compared with debt securities, and junior debt securities have a subordinate claim on such assets as compared with Senior Loans. As such, the values of warrants and equity securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may have an adverse impact on the ability of the Fund to minimize fluctuations in its NAV.

Defensive Investment Policy.  If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Fund may (but is not required to) invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and high quality, short-term debt securities.

Fundamental Investment Restrictions and Policies.  The Fund has adopted a number of fundamental investment restrictions and policies, set forth in the SAI, which may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Among these fundamental investment restrictions, the Fund may not purchase any security if, as a result of the purchase, more than 25% of its total assets (taken at market value at the time of purchase) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries being treated as separate industries for the purpose of this restriction); provided, however, the Fund will invest more than 25% of its total assets in securities the issuer of which is deemed to be in the financial services industry, which includes commercial banks, thrift institutions, insurance companies and finance companies. The Fund invests at these levels because it regards the issuers of Senior Loans in which the Fund may invest to include the Borrower and any Agents that administer the Senior Loans. There is no limitation with respect to obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Except for the fundamental investment restrictions and policies set forth as such in the SAI, the Fund’s investment objective and policies are not fundamental policies and accordingly may be changed by the Board without obtaining the approval of shareholders. Shareholders will be notified of any such changes.

Principal Risks

Factors that may affect the Fund’s portfolio as a whole are called “principal risks” and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. You should carefully consider the following risks before investing in the Fund. As described below, these risks could cause you to lose money as a result of investing in the Fund.

Non-Payment Risk.  Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the NAV of the Fund. The Fund generally will invest in collateralized Senior Loans only if the Adviser believes the value of the collateral, which may include guarantees, exceeds the principal amount of the Senior Loan at the time of initial investment. However, there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Moreover, as a practical matter, most Borrowers cannot satisfy their debts by selling their assets. Borrowers pay their debts from the cash flow they generate. This is particularly the case for Borrowers that are highly leveraged. Many of the Senior Loans purchased by the Fund will be to highly leveraged Borrowers. If the Borrower’s cash flow is insufficient to pay its debts as they come due, the Borrower is far more likely to seek to restructure its debts than it is to sell off assets to pay its Senior Loans. Borrowers may try to restructure their debts either by seeking protection from creditors under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) or negotiating a work out. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the Senior Loan. If a Borrower files for protection from creditors under Chapter 11 of the Bankruptcy Code, the Bankruptcy Code will impose an automatic stay that prohibits the Agent from liquidating collateral. The Agent may ask the bankruptcy court to lift the stay. As a practical matter, the court is unlikely to lift the stay if it concludes that the Borrower has a chance to emerge from the reorganization proceedings and the collateral is likely to hold most of its value. If the Lenders have a perfected security interest, the Senior Loan will be treated as a separate class in the reorganization proceedings and will retain a priority interest in the collateral. Chapter 11 reorganization plans typically are the product of negotiation among the Borrower and the various creditor classes. Successful negotiations may require the Lenders to extend the time for repayment, change the interest rate or accept some consideration in the form of junior debt or equity securities. A work out outside of bankruptcy may produce similar concessions by senior lenders.

Credit Risk.  Securities rated below investment grade are commonly referred to as “high yield securities” or “junk securities.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in the prices of high yield securities. The secondary market in which high yield securities are traded is generally less liquid than the market for higher-grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield Senior Loan, and could adversely affect the NAV of the Fund’s shares. At times of less liquidity, it may be more difficult to value high yield Senior Loans because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available. Investments in high yield Senior Loans and other securities may result in greater NAV fluctuation than if the Fund did not make such investments. See “Taxation” below for a discussion of special tax consequences associated with any investment by the Fund in below investment grade securities.

There is no limit on the percentage of assets that the Fund may invest in Senior Loans and other securities that are rated below investment grade or that are unrated but of comparable quality.

Interest Rate Risk.  The Fund’s NAV will usually change in response to interest rate fluctuations. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. However, the Fund will primarily invest in floating rate obligations, including Senior Loans, the rates on which periodically adjust with changes in market interest rates. Consequently, the Fund’s exposure to fluctuations in interest rates will generally be limited until the time that the interest rate on the Senior Loans in its portfolio are reset, but the Fund will be exposed at all times to fluctuations in interest rates with respect to the fixed rate investments in its portfolio, if any. Because market interest rates are currently near their lowest levels in many years, there is a greater than normal risk that the Fund’s portfolio will decline in value due to rising interest rates.

To the extent that changes in market rates of interest are reflected not in a change to a base rate (such as LIBOR) but in a change in the spread over the base rate, which is payable on loans of the type and quality in which the Fund invests, the Fund’s NAV could be adversely affected. This is because the value of a Senior Loan is partially a function of whether the Senior Loan is paying what the market perceives to be a market rate of interest, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is generally only a temporary lag before the portfolio reflects those changes, changes in a Senior Loan’s value based on changes in the market spread on Senior Loans in the Fund’s portfolio may be of longer duration.

Senior Loans Risk.  The risks associated with Senior Loans are similar to the risks of below investment grade securities, although Senior Loans are typically senior and secured in contrast to below investment grade securities, which are often subordinated and unsecured. Senior Loans’ higher standing in an issuer’s capital structure has historically resulted in generally higher recoveries in the event of a corporate reorganization or other restructuring. In addition, because their interest rates are adjusted for changes in short-term interest rates, Senior Loans generally have less interest rate risk than other high yield investments, which typically pay fixed rates of interest.

The Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan’s value. Economic and other events, whether real or perceived, can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund’s NAV per share to fall. The frequency and magnitude of such changes cannot be predicted.

Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating rate debt instruments are less exposed to this risk than fixed rate debt instruments. Conversely, the floating rate feature of Senior Loans means the Senior Loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Senior Loans.

Although Senior Loans in which the Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. The Fund may also invest in Senior Loans that are not secured.

Risks of Restrictions on Resale.  Senior Loans may not be readily marketable and may be subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many of the Senior Loans in which the Fund may invest. To the extent that a secondary market may exist for certain of the Senior Loans in which the Fund invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in Senior Loans that are not readily marketable or are subject to restrictions on resale. Because a substantial portion of the Fund’s assets will be invested in Senior Loan interests, the ability of the Fund to dispose of its investments in a timely fashion and at an advantageous price may be restricted, and the Fund and shareholders may suffer capital losses as a result. However, many of the Senior Loans in which the Fund expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which should, in the Adviser’s opinion, enhance the relative liquidity of such interests. The risks associated with illiquidity are particularly acute in situations where the Fund’s operations require cash, such as when the Fund makes a Repurchase Offer for its shares, and may result in borrowing to meet short-term cash requirements.

Ongoing Monitoring Risk.  On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. In this connection, the valuation of assets pledged as collateral will reflect market value and the Agent may rely on independent appraisals as to the value of specific collateral. The Agent, however, may not obtain an independent appraisal as to the value of assets pledged as collateral in all cases. The Fund normally will rely primarily on the Agent (where the Fund is a Primary Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to collect principal of and interest on a Senior Loan. Furthermore, the Fund usually will rely on the Agent (where the Fund is a Primary Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and notify the Fund of any adverse change in the Borrower’s financial condition or any declaration of insolvency. Collateralized Senior Loans will frequently be secured by all assets of the Borrower that qualify as collateral, which may include common stock of the Borrower or its subsidiaries. Additionally, the terms of the Loan Agreement may require the Borrower to pledge additional collateral to secure the Senior Loan, and enable the Agent, upon proper authorization of the Lenders, to take possession of and liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Senior Loan. Lenders that have sold Participation interests in such Senior Loan will distribute liquidation proceeds received by the Lenders pro rata among the holders of such Participations. The Adviser will also monitor these aspects of the Fund’s investments and, where the Fund is a Primary Lender or owns an Assignment, will be directly involved with the Agent and the other Lenders regarding the exercise of credit remedies.

Leverage Risk.  The Fund is authorized to borrow in an amount up to 33 1/3% of its total assets (including the amount borrowed). The Fund is authorized to borrow for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes. The use of leverage for investment purposes creates opportunities for greater total returns but at the same time involves risks. Any investment income or gains earned with respect to the amounts borrowed, which is in excess of the interest which is due on the borrowing, will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case, and dividends on the shares would be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to shareholders. If the Fund employs leverage, the Adviser will benefit because the Fund’s managed assets will increase with leverage and the Adviser is compensated based on a percentage of average daily managed assets.

Under the terms of any loan agreement, the Fund may be required to, among other things, pledge some or all of its assets and limit its ability to pay distributions in certain circumstances, incur additional debts and engage in certain transactions. Such agreements could limit the Fund’s ability to pursue its investment strategies. The terms of any loan agreement could be more or less restrictive than those described.

Repurchase Offer Risk.  The Fund, as a fundamental policy, will make quarterly repurchases at NAV for 5% to 25% of shares outstanding, pursuant to Rule 23c-3 under the 1940 Act. See “Periodic Repurchase Offers.” However, the Fund’s shares are less liquid than shares of funds that trade on a stock exchange, and holders of Class B and Class C Shares who tender for repurchase shares held for less than five years and one year, respectively, will pay a CDSC if their shares are accepted for repurchase. Additionally, Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more that are tendered for repurchase within 18 months of purchase will be charged a CDSC of 1.00%. See “How to Buy Shares.” Under limited circumstances, and only pursuant to specific regulatory requirements, the Fund may suspend or postpone a quarterly Repurchase Offer upon a vote of the majority of the Board of Trustees, including the Independent Trustees. There is no guarantee that shareholders will be able to sell all of the shares that they desire to sell in a quarterly Repurchase Offer.

The Fund believes that these Repurchase Offers will generally be beneficial to the Fund’s shareholders, and will generally be funded from available cash, sales of portfolio securities, or borrowings. However, the repurchase of common shares by the Fund will decrease the assets of the Fund and, therefore, will have the effect of increasing the Fund’s expense ratio. Repurchase Offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, additional expenses and additional taxable income for shareholders, and may limit the ability of the Fund to participate in new investment opportunities. If a Repurchase Offer is oversubscribed and the Fund determines not to repurchase additional shares beyond the Repurchase Offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next Repurchase Offer to make another repurchase request. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market risk and foreign currency risk to the extent there is any delay between the repurchase request deadline and the date on which the net asset value for tendered shares is determined.

Closed-End Fund Risk.  The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list its shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the shares, and the shares should be considered illiquid. The shares are, therefore, not readily marketable. The shares of closed-end investment companies often trade at a discount from their NAVs and, in the unlikely event that a secondary market for the shares were to develop, Fund shares likewise may trade at a discount from NAV.

Legislation Risk.  To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for affected Borrowers. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of Senior Loan interests relating to highly leveraged transactions or subject such Senior Loan interests to increased regulatory scrutiny, such financial institutions may determine to sell Senior Loan interests in a manner that results in a price that, in the opinion of the Adviser, is not indicative of fair value. Were the Fund to attempt to sell a Senior Loan interest at a time when a financial institution was engaging in such a sale with respect to the Senior Loan interest, the price at which the Fund could consummate such a sale might be adversely affected.

Industry Concentration Risk.  The Fund will concentrate its investments in the financial services industry, subjecting it to greater risk than a fund that is more diversified. Financial services companies are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Credit losses resulting from financial difficulties of borrowers can negatively affect financial services companies. Insurance companies can be subject to severe price competition. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into the securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking have been repealed. These changes may make it more difficult for the Adviser to analyze loans in this industry. Additionally, the recently increased volatility in the financial markets may affect the viability of the financial services industry as a whole in ways that may be difficult to predict.

Non-U.S. Securities Risk.  The Fund’s investments in securities of non-U.S. issuers may involve special risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investment in one region or in the securities of emerging market issuers. These risks may include:

•	less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory requirements;

•	many non-U.S. markets are smaller, less liquid and more volatile, and in a changing market the Adviser may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices it considers reasonable;

•	the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; and

•	withholdings for non-U.S. taxes on income and gains from non-U.S. securities, as well as the Fund’s payment of other non-U.S. taxes (e.g., transfer taxes) may decrease the Fund’s return. See “Taxation” below.

Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the United States. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Unanticipated political or social developments may also affect the values of the Fund’s investments and the availability to the Fund of additional investments in such countries.

Currency Risk.  A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Equity Securities Risk.  To the extent the Fund invests in equity securities, the value of its portfolio will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates, or changing investor sentiment. The stock market can be volatile and stock prices can fluctuate drastically from day-to-day. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect the Fund’s NAV, which will fluctuate as the value of the securities held by the Fund changes. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

Prepayment Risk.  Borrowers may pay back principal before the scheduled due date. Such prepayments may require the Fund to replace a Senior Loan with a lower-yielding security. This may adversely affect the NAV of the Fund’s shares.

Limited Information Risk.  The types of Senior Loans in which the Fund will invest historically have not been rated by a nationally recognized statistical rating organization, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.

Non-Diversification Risk.  The Fund has registered as a “non-diversified” investment company so that, subject to its investment restrictions, it will be able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans or Participations of a single Borrower or Participations purchased from a single Lender. See “Investment Restrictions” in the SAI. The Fund does not intend, however, to invest more than 5% of its assets in interests in Senior Loans of a single Borrower, and the Fund intends to limit its investments so as to comply with the diversification requirements imposed by the Code for qualification as a RIC. To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more susceptible than a more widely diversified investment company to the consequences of any single corporate, economic, political or regulatory occurrence affecting such issuers.

Risks Related to Current Market Conditions.  Recently, domestic and international markets have experienced a period of acute stress starting in the real estate and financial sectors and then moving to other sectors of the world economy. This stress has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions could add to the risk of short-term volatility of the Fund.

In addition, debt markets have experienced a period of high volatility, which has negatively impacted market liquidity conditions and prices. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage backed securities market. These concerns expanded to include derivatives, securitized assets and a broad range of other debt securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors. As a result, debt instruments have experienced, and may in the future experience, liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. These market conditions may have an adverse effect on the Fund’s investments and hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments. Market conditions may also make it more difficult or impossible for the Fund to use leverage to the degree required, or make any such leverage more expensive (for example, by increasing interest expense).

Other Investment Practices and Risks

The Adviser may use some or all of the following investment practices when, in its opinion, their use is appropriate. These investment practices involve special risk considerations. Although the Adviser believes that these investment practices may further the Fund’s investment objective, no assurance can be given that the utilization of these investment practices will achieve that result.

Structured Finance Instruments.  The Fund may invest up to 10% of its total assets in structured finance instruments, including asset-backed securities; collateralized loan obligations and collateralized debt obligations; and swaps (including certain “total rate of return swaps”) whose rates of return are determined primarily by reference to the total rate of return on one or more loans referenced in such instruments. The rate of return on the structured finance instrument may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss, because a relatively small decline in the value of a referenced loan could result in a relatively large loss in the value of a structured note. Structured finance instruments may be treated as Senior Loans for purposes of the Fund’s policy of normally investing at least 80% of its net assets (plus any borrowings for investment purposes) in Senior Loans.

Interest Rate Swaps and Other Hedging Transactions.  The Fund may, but is not obligated to, enter into various interest rate hedging and risk management transactions. These interest rate hedging and risk management transactions may be considered to involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives with many different uses. The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio. The Fund may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate Senior Loans the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of its investment portfolio. In addition, the Fund may also engage in hedging transactions, including entering into put and call options, to seek to protect the value of its portfolio against declines in NAV resulting from changes in interest rates or other market changes. Market conditions will determine whether and in what circumstances the Fund would employ any hedging and risk management techniques. The Fund will not engage in any of these transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the investment portfolio or obligations incurred by the Fund. The Fund will incur brokerage and other costs in connection with its hedging transactions. To the extent that SEC rules and regulations require segregation of assets for certain derivative transactions, the Fund will segregate a portion of its assets while party to these derivative transactions. Special tax considerations may apply to the Fund’s hedging transactions. See “Taxation” below.

The Fund may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Fund will not sell interest rate caps or floors with regard to an underlying indicator that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest (i.e., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments). For example, the Fund may seek to shorten the effective interest rate redetermination period of a Senior Loan to a Borrower that has selected an interest rate redetermination period of one year. The Fund could exchange the Borrower’s obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Fund would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

The purchase of an interest rate cap entitles the purchaser, to the extent that the return on a specified index exceeds a predetermined interest rate, to receive payments at the difference between the return on the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that the return on a specified index falls below a predetermined interest rate, to receive payments at the difference between the return on the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The notional principal amount for interest rate caps and floors is the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs. The Fund will not enter into swaps, caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

In circumstances in which the Adviser anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive with respect to the portfolio assets being hedged. In the case where the Fund purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund’s counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive with respect to floating rate portfolio assets being hedged.

Derivative transactions in which the Fund may engage involve certain risks and considerations. These risks include the imperfect correlation between the value of the derivative instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. The use of derivative transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market value, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security it might otherwise sell. The successful use of swaps, caps and floors depends on the Adviser’s ability to predict correctly the direction and extent of movements in interest rates. Although the Adviser believes that the use of the hedging and risk management techniques described above may benefit the Fund, if the Adviser’s judgment about the direction or extent of the movement in interest rates is incorrect, the Fund’s overall performance would be worse than if it had not entered into any such transaction. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

Additionally, because the Fund enters into over-the-counter forwards, options, swaps and other derivatives financial instruments, the Fund is exposed to the credit risk of its counterparties. Counterparty credit risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payment according to the terms of a contract. Counterparty credit risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. To limit the counterparty credit risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Adviser to present acceptable credit risk.

The Fund will usually enter into interest rate swaps on a net basis (i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess will be maintained. If the Fund enters into a swap on other than a net basis, the Fund will maintain assets equal to the full amount of its obligations under each such swap. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the NYSE or other entities determined by the Adviser to be creditworthy. Because investments in swaps involve the exchange with another party of their respective commitments, the use of swaps subjects the Fund to risk of default by the counterparty. If there is a default by the counterparty to such a transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction, although such remedies may be subject to bankruptcy and may not be sufficient in the event the counterparty is insolvent. The swap market has grown substantially in recent years with a large number of banks and financial services companies acting both as principals and agents utilizing standardized swap documentation. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms that are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

New financial products continue to be developed and the Fund may invest in any such products as may be developed to the extent consistent with its investment objective, the regulatory requirements applicable to investment companies under the 1940 Act and other applicable securities laws, and the U.S. federal income tax requirements applicable to RICs under the Code.

“When-Issued” and “Delayed-Delivery” Transactions.  The Fund may also purchase and sell interests in Senior Loans and other portfolio securities on a “when-issued” and “delayed-delivery” basis. No income accrues to the Fund on such Senior Loans in connection with such purchase transactions prior to the date the Fund actually takes delivery of such Senior Loans. These transactions are subject to market fluctuation; the value of the interests in Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such Senior Loans when delivery occurs may be higher or lower than yields on the Senior Loans obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund engages in “when-issued” and “delayed-delivery” transactions, it will do so for the purpose of acquiring Senior Loans for its investment portfolio consistent with its investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund’s assets that may be used to acquire securities on a “when-issued” or “delayed-delivery” basis.

Repurchase Agreements.  The Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed-upon price on an agreed-upon date) only with member banks of the Federal Reserve System and member firms of the NYSE. When participating in repurchase agreements, the Fund buys securities from a seller (e.g., a bank or brokerage firm) with the agreement that the seller will repurchase the securities at the agreed-upon price at a later date. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. Such transactions afford an opportunity for the Fund to earn a return on available liquid assets at minimal market risk, although the Fund may be subject to various delays and risks of loss if the counterparty is unable to meet its obligation to repurchase. If the counterparty to a repurchase agreement defaults on its repurchase obligation pursuant to the repurchase agreement, the Fund may lose money to the extent proceeds from the sale of collateral are less than the repurchase price. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the

Bankruptcy Code, the law regarding the rights of the Fund is unsettled and the Fund’s realization upon the collateral may be delayed or limited. No specific limitation exists as to the percentage of the Fund’s assets that may be used to participate in repurchase agreements.

Reverse Repurchase Agreements.  The Fund may enter into reverse repurchase agreements, without limitation, with respect to securities held by the Fund that could otherwise be sold by the Fund. In a reverse repurchase agreement, the Fund sells a security held by the Fund and simultaneously obtains the commitment of the purchaser (typically, a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed-upon price on an agreed-upon date. The Fund will maintain cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the proceeds of the sale received from the counterparty. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them.

Certain Affiliations.  The Fund and Highland are currently affiliated with NexBank Securities, Inc. (“NexBank”), a Financial Industry Regulatory Authority (“FINRA”) member broker-dealer that is indirectly controlled by the principals of Highland. Absent an exemption from the SEC or other regulatory relief, the Fund generally is precluded from effecting certain principal transactions with affiliated broker-dealers and may be unable to purchase certain Senior Loans in which NexBank participates (as Agent or Lender or buyer or seller in the secondary market) because of regulatory restrictions. Highland does not believe that this will have a material effect on the Fund’s ability to acquire Senior Loans consistent with its investment policies.

MANAGEMENT

Board of Trustees and Investment Adviser

The Board of Trustees has overall management responsibility for the Fund. See “Management” in the SAI for the names of and other information about the Trustees and officers of the Fund.

Highland Capital Management, L.P., NexBank Tower, 13455 Noel Road, Suite 900, Dallas, Texas 75240, serves as the investment adviser to the Fund. The Fund and Highland have entered into an investment advisory agreement pursuant to which Highland is responsible for the selection and ongoing monitoring of the Fund’s investments (“Advisory Agreement”). Highland furnishes offices and provides necessary facilities, equipment and personnel for the management of the Fund.

Organized in March 1993, Highland is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. As of September 30, 2009, Highland had approximately $24.8 billion in assets under management. Highland is also the Fund’s administrator (see “Administrator/Sub-Administrator”). Highland is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder.

Fees and Expenses

Highland provides portfolio management services pursuant to the Advisory Agreement and administrative services to the Fund pursuant to an administration agreement. Highland is entitled to receive a monthly advisory fee from the Fund, computed and accrued daily, based on an annual rate of 0.65% of the average daily managed assets of the Fund for the first $1 billion, 0.60% of the average daily managed assets of the Fund for the next $1 billion, and 0.55% of the average daily managed assets of the Fund over $2 billion. “Average daily managed assets” of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Fund’s Semi-Annual Report for the six months ended February 29, 2009.

Because the fees paid to Highland are calculated on the basis of the Fund’s average daily managed assets, which include the proceeds of leverage, the dollar amount of the fees paid by the Fund to Highland will be higher (and Highland will be benefited to that extent) when leverage is utilized. Highland will utilize leverage only if it believes such action would result in a net benefit to the Fund shareholders after taking into account the higher fees and expenses associated with leverage (including higher advisory and administration fees).

Highland provides office space and executive and other personnel to the Fund. The Fund pays all expenses other than those paid by Highland, including but not limited to printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization.

Certain Legal Proceedings

Matters Relating to the Fund’s Investment in Broadstripe, LLC.  The Fund, the Adviser, other accounts managed by the Adviser, and an unaffiliated investment manager are defendants in a lawsuit filed in Delaware Superior Court on November 17, 2008 (and subsequently amended to include the Trust as a party) by WaveDivision Holdings, LLC and an affiliate, alleging causes of action stemming from the plaintiffs’ 2006 agreements with Millennium Digital Media Systems, LLC (“Millennium”) (now known as Broadstripe, LLC), pursuant to which Millennium had agreed, subject to certain conditions, to sell certain cable television systems to the plaintiffs. During the relevant period, the Fund and other defendants managed by the Adviser held debt obligations of Millennium. As of August 31, 2009, the Fund attributed total value to the Fund’s investment in the Millennium revolving credit agreement and term loan, each of which is secured by a first lien, of an aggregate of approximately $44.5 million. The complaint alleges that the Adviser and an unaffiliated investment manager caused Millennium to terminate the contracts to sell the cable systems to the plaintiffs. The amended complaint seeks compensatory and punitive damages in an unspecified amount to be presented at trial, thus, the Fund cannot predict the amount of a judgment, if any. The Fund and other accounts managed by the Adviser have filed a motion to dismiss the lawsuit. The Adviser and the Fund intend to continue to defend this action vigorously.

In addition, the Fund and other funds managed by the Adviser that held certain debt issued by Millennium are defendants in a complaint filed on May 8, 2009 by the official committee of unsecured creditors of Millennium and its affiliated debtors (collectively, the “Debtors”) in the United States Bankruptcy Court for the District of Delaware. The complaint alleges various causes of action against the Fund, the Adviser and certain other funds managed by the Adviser and seeks various relief, including recharacterization and equitable subordination of the debt held by the Fund and the other funds and recovery of certain payments made by the Debtors to the Fund and the other funds. The Fund and other defendants managed by the Adviser have filed a motion for summary judgment on all of the claims in the complaint. The Adviser and the Fund intend to continue to defend this action vigorously. The Fund believes that the resolution of the matters described in this subsection are unlikely to have a material adverse effect on the Fund. If the Debtors were to succeed in their causes of action, all or a portion of the Fund’s investment in Millennium may not be recoverable.

Matters Relating to the Adviser.  The Adviser and two affiliated unregistered investment vehicles are defendants in a complaint filed on February 24, 2009 in the Supreme Court of the State of New York, New York County, by UBS Securities LLC and UBS AG, London Branch. The Fund is not a party to this action. The lawsuit relates to a warehouse facility formed for a proposed collateralized debt obligation, or CDO, transaction that was not completed. Under the warehouse facility, the plaintiffs acquired a portfolio of securities and instruments in anticipation of an offering to be made by the proposed CDO of its debt and equity securities to be secured by those securities and instruments. The plaintiffs seek monetary damages of approximately $745 million, plus certain costs, fees and expenses based on alleged breaches of contract. The Adviser believes that it has meritorious defenses and intends to continue to vigorously defend against the claims. Based on its analysis of the case, the Adviser believes that this matter is not likely to have a material adverse effect upon its ability to perform its Advisory Agreement with the Fund. However, the Adviser cannot predict the ultimate outcome of the matter, and any substantial final disposition of the matter adverse to the Adviser would have a material adverse effect on the Adviser’s ability to perform its obligations under the Advisory Agreement with the Fund, and potentially, on the operations of the Fund.

Portfolio Managers

The Fund’s portfolio is managed by Brad Means and Greg Stuecheli. Mr. Means and Mr. Stuecheli have managed the portfolio since December 2008. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities issued by the Fund.

Brad Means.  Mr. Means is a Senior Portfolio Manager at Highland. Prior to joining Highland in May 2004, Mr. Means was a Managing Director in FTI Consulting’s Corporate Finance group where he worked on corporate turnaround, restructuring and bankruptcy advisory engagements. From 1998 to 2001, he was a Director in PricewaterhouseCoopers LLP’s Chairman’s Office and focused on enterprise strategy, venture capital, business development and divestiture initiatives. Prior to his role in the Chairman’s Office, Mr. Means worked in the Strategic Change Consulting and the Assurance & Business Advisory groups of Price Waterhouse serving clients across a broad range of industries including Automotive, Energy, Financials and Industrials. He holds an MBA from the Stanford Graduate School of Business and a BSBA in Finance and Accounting from Creighton University. Mr. Means has earned the right to use the Chartered Financial Analyst designation.

Greg Stuecheli.  Mr. Stuecheli is a Senior Portfolio Manager at Highland. Prior to his current duties, Mr. Stuecheli was a Portfolio Manager for Highland covering distressed and special situation credit and equity investments. Prior to joining Highland in June 2002, Mr. Stuecheli served as an analyst for Gryphon Management Partners, LP from 2000 to 2002, where his primary responsibilities included researching long and short investment ideas. In 1999, Mr. Stuecheli was a Summer Associate at Hicks, Muse, Tate & Furst, and from 1995 to 1998, Mr. Stuecheli worked as a chemical engineer at Jacobs Engineering Group and Cytec Industries. Mr. Stuecheli received an MBA from Southern Methodist University and a BS in Chemical Engineering from Rensselaer Polytechnic Institute. He has earned the right to use the Chartered Financial Analyst designation.

Administrator/Sub-Administrator

Highland provides administration services to the Fund for a monthly administration fee, computed and accrued daily, at an annual rate of 0.20% of the Fund’s average daily managed assets. In such capacity, Highland generally assists the Fund in all aspects of its administration and operations. Under a separate sub-administration agreement, Highland has delegated certain administrative functions to PNC Global Investment Servicing (“PNC”), 760 Moore Road, King of Prussia, Pennsylvania, 19406, and pays PNC a portion of the fee it receives from the Fund (0.01%). PNC has agreed to: provide corporate secretarial services; prepare and file various reports with the appropriate regulatory agencies; assist in preparing various materials required by the SEC; and prepare various materials required by any state securities commission having jurisdiction over the Fund.

Accounting Services Agent

PNC provides accounting services to the Fund pursuant to an accounting services agreement. PNC has agreed to provide accounting and bookkeeping services for the Fund, including the calculation of the Fund’s NAV.

Underwriter

The Fund’s shares are offered for sale on a continuous basis through PFPC Distributors, Inc. (the “Underwriter”), pursuant to an underwriting agreement (the “Underwriting Agreement”) with the Fund. PFPC Distributors, Inc. is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. Shareholders and Financial Advisors (as defined under “How to Buy Shares”) should not send any transaction or account requests to this address. The Fund’s shares are offered for sale on a best efforts basis at a public offering price equal to their net asset value per share plus any applicable sales charge. The proceeds of the offering will be available to the Fund for investment in accordance with the Fund’s investment objective and policies. See “How to Buy Shares” below.

The Underwriter is a broker-dealer registered with the SEC and unaffiliated with the Fund. Pursuant to the Underwriting Agreement, the Fund agrees to indemnify and hold harmless the Underwriter, its affiliates and its officers, directors, employees, and control persons from and against all claims, costs, expenses, losses, damages, charges, payments and liabilities of any sort or kind (including attorneys’ fees and disbursements) arising (i) directly or indirectly from any action taken or omitted to be taken by the Underwriter in connection with the Underwriting Agreement or the provision of services to the Fund, except for those claims, costs, expenses, losses, damages, charges, payments or liabilities resulting from the Underwriter’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties; or (ii) out of or based upon any untrue statement or omission of a material fact contained in any Registration Statement, Prospectus, Statement of Additional Information, or sales literature (including amendments and supplements thereto), unless such claims, costs, expenses, losses, damages, charges, payments or liabilities arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission in any written information relating to the Underwriter furnished to the Fund specifically for inclusion in the Fund’s Registration Statement, Prospectus, Statement of Additional Information or sales literature (including amendments or supplements thereto).

Transfer Agent

PNC is the agent of the Fund for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records (“Transfer Agent”).

Custodian

PFPC Trust Company (which will be renamed PNC Trust Company effective June 7, 2010), located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, is the custodian of the Fund. PFPC Trust Company, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities and other investments bought and sold by the Fund.

HOW TO BUY SHARES

You can purchase shares of the Fund on any day that the NYSE is open for business (see “Net Asset Value”). You can purchase shares of the Fund from any financial advisor, broker-dealer or other financial intermediary that has entered into an agreement with the Underwriter with respect to the sale of shares of the Fund (a “Financial Advisor”) or from the Transfer Agent. Your Financial Advisor can help you establish an appropriate investment portfolio, buy shares, and monitor your investments. The Fund has authorized Financial Advisors to receive purchase and redemption orders on its behalf. Financial Advisors are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when a Financial Advisor or its authorized designee receives the order in “good order.” The specific requirements for “good order” depend on the type of transaction and method of purchase. Contact Highland if you have questions about your circumstances. Generally, “good order” means that you placed your order with your Financial Advisor or its authorized designee or your payment (made in accordance with any of the methods set forth in the table below) has been received and your application is complete, including all necessary documentation and signatures. Customer orders will be priced at the Fund’s NAV per share next computed after the orders are received by a Financial Advisor or its authorized designee in good order. Investors may be charged a fee by their Financial Advisor, payable to the Financial Advisor and not the Fund, if investors effect a transaction in Fund shares through either a Financial Advisor or its authorized designee.

The USA PATRIOT Act may require the Fund, a Financial Advisor or its authorized designee to obtain certain personal information from you, which will be used to verify your identity. If you do not provide the information, it may not be possible to open your account. If the Fund, a Financial Advisor or authorized designee is unable to verify your customer information, the Fund reserves the right to close your account or to take such other steps as it deems reasonable.

Outlined below are various methods for buying shares of the Fund:

Method	Instructions

Through your Financial Advisor	Your Financial Advisor can help you establish your account and buy shares on your behalf. To receive the current trading day’s price, your Financial Advisor must receive your request in good order prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern Time. Your Financial Advisor may charge you fees for executing the purchase for you.
By check (new account)(1)	For new accounts, send to the Fund c/o the Transfer Agent, at the address noted below,(2) a completed application and check made payable to the Fund. All purchases must be in U.S. Dollars and must be drawn on a U.S. bank. Highland Funds does not accept cash, U.S. savings bonds, traveler’s checks, money orders, California warrant checks, starter checks, third party checks, credit card courtesy checks, or third-party checks. Checks dated six months old or older, and post-dated checks will not be accepted.
By check (existing account)(1)	For existing accounts, fill out and return to the Fund c/o the Transfer Agent, at the address noted below,(2) the additional investment stub included in your account statement, or send a letter of instruction including the Fund name and account number with a check made payable to the Fund. All purchases must be in U.S. Dollars and must be drawn on a U.S. bank. Highland Funds does not accept cash, U.S. savings bonds, traveler’s checks, money orders, California warrant checks, starter checks, third party checks, credit card courtesy checks, or third-party checks. Checks dated six months old or older, and post-dated checks will not be accepted.
By exchange	You or your Financial Advisor may acquire shares of the Fund for your account by exchanging shares you own in certain other funds advised by Highland for shares of the same class of the Fund at no additional cost (see “Exchange of Shares”). To exchange, send written instructions to the Fund, c/o the Transfer Agent, at the address noted below(2) or call (877) 665-1287.
By wire	You may purchase shares of the Fund by wiring money from your bank account to your Fund account. Send funds by wire to:
PNC Bank, N.A. Philadelphia, PA ABA # 031-0000-53 FFC # 8615597735 Highland Funds FBO: (Highland Floating Rate Advantage Fund/[your account number])
To receive the current trading day’s price, your wire, along with a valid account number, must be received in your Fund account prior to the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time.
If your initial purchase of shares is by wire, you must first complete a new account application and promptly mail it to the Fund, c/o the Transfer Agent, at the address noted below.(2) After completing a new account application, please call (877) 665-1287 to obtain your account number. Please include your account number on the wire.

Method	Instructions

By electronic funds transfer via an automated clearing house (“ACH”) transaction(1)	You may purchase shares of the Fund by electronically transferring money from your bank account to your Fund account by calling (877) 665-1287. An electronic funds transfer may take up to two business days to settle and be considered in good order. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
Automatic investment plan	You may make monthly or quarterly investments automatically from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds transfer. For this feature, please call the Fund at (877) 665-1287 or visit the Fund’s website (http://www.highlandfunds.com).

(1)	The redemption of shares purchased by check or an automated clearing house (“ACH”) transaction is subject to certain limitations. Any purchase by check or ACH transaction that does not clear may be cancelled, and the investor will be responsible for any associated expenses and losses to the Fund.

(2)	Regular Mail: Send to the Fund c/o PNC Global Investment Servicing, P.O. Box 9840, Providence, RI 02940. Overnight Mail: Send to the Fund c/o PNC Global Investment Servicing, 101 Sabin Street, Pawtucket, RI 02860.

Investment Minimums*

Initial Investment	$2,500
Subsequent Investments	$50
Automatic Investment Plan**	$50

*	For retirement plans, the investment minimum is $25 for each of the initial investment, subsequent investments and the automatic investment plan.

**	Your account must already be established and satisfy the initial investment minimum.

The Fund reserves the right to change the investment minimums. The Fund also reserves the right to reject for any reason, or cancel as permitted or required by law, any purchase order. In addition, without notice, the Fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

MULTIPLE SHARE CLASSES

Choosing a Share Class

The Fund offers three classes of shares in this Prospectus — Class A, Class B and Class C Shares. The Fund discontinued selling Class B Shares to new and existing investors following the close of business on May 2, 2005, except that existing Class B Share investors may still reinvest distributions in Class B Shares. The Fund also offers exclusively to certain institutional and other eligible investors an additional class of shares, Class Z Shares, which are offered through a separate prospectus. The Fund may offer additional classes of shares in the future.

Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Purchases of $1 million or more can be made only in Class A Shares. Based on your personal situation, your Financial Advisor can help you decide which class of shares makes the most sense for you. Your Financial Advisor is entitled to receive compensation for purchases made through him or her and may receive differing compensation for selling Class A and Class C Shares.

The Fund has received exemptive relief from the SEC with respect to the Fund’s distribution and service fee arrangements, CDSCs and multi-class structure. As a condition of such relief, the Fund will be required to comply with regulations that would not otherwise be applicable to the Fund.

Sales Charges

You may be subject to an initial sales charge when you purchase shares or a CDSC when your shares are accepted for repurchase. These sales charges are described below. In certain circumstances, the sales charges may be waived, as described below and in the SAI.

Class A Shares

Your purchases of Class A Shares are made at the public offering price for these shares, that is, the NAV per share for Class A Shares plus a front-end sales charge that is based on the amount of your initial investment when you open your account. The front-end sales charge you pay on an additional investment is based on your total net investment in the Fund, including the amount of your additional purchase. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. As shown in the table below, a portion of the sales charge is paid as a commission to your Financial Advisor on the sale of Class A Shares. The total amount of the sales charge, if any, differs depending on the amount you invest as shown in the table below.

	Sales Charge
			% of
	As a % of		Offering
	the Public	As a % of	Price Paid to
	Offering	Your Net	Financial
Amount Invested	Price	Investment	Advisor

Less than $100,000	3.50%	3.63%	3.25%
$100,000 to less than $500,000	2.25%	2.30%	2.00%
$500,000 to less than $1,000,000	1.25%	1.27%	1.00%
$1,000,000 or more*	0.00%	0.00%	**

*	Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of purchase. Subsequent Class A Share purchases that bring your account value above $1 million are not subject to a front-end sales charge, but are subject to a CDSC if redeemed within 18 months of purchase. The 18-month period begins on the day the purchase is made. The CDSC does not apply to shares purchased for retirement plans through a fee-based program.

**	For Class A Share purchases of $1 million or more, Financial Advisors receive a commission from the Underwriter as follows:

Amount	Commission

Less than $3 million	1.00%
$3 million to less than $5 million	0.80%
$5 million to less than $25 million	0.50%
$25 million or more	0.25%

For Class A Share purchases by participants in certain group retirement plans offered through a fee-based program, Financial Advisors receive a commission of 1.00% of the offering price from the Underwriter on all purchases of less than $3 million. CDSCs will apply to any redemption of shares so purchased.

Reduced Class A Sales Charges for Larger Investments

You may pay a lower sales charge when purchasing Class A Shares through Rights of Accumulation, which work as follows: if the combined value (determined at the current public offering price) of your accounts in all classes of shares of the Fund and other Participating Funds (as defined below) maintained by you, your spouse or your minor children, together with the value (also determined at the current public offering price) of your current purchase, reaches a sales charge discount level (according to the above chart), your current purchase will receive the lower sales charge, provided that you have notified the Underwriter and your Financial Advisor, if any, in writing of the identity of such other accounts and your relationship to the other account holders and submitted information (such as account statements) sufficient to substantiate your eligibility for a reduced sales charge. Such reduced sales charge will be applied upon confirmation of your holdings by the Transfer Agent. The Fund may terminate or amend this Right of Accumulation at any time without notice. As used herein, “Participating Funds” refers to the Fund, the Floating Rate Fund, the Highland Funds, the Money Market Fund (each as defined below under “Exchange of Shares”) and registered, open-end investment companies advised by Highland and distributed by the Underwriter as otherwise permitted from time to time by the Board of Trustees.

You may also pay a lower sales charge when purchasing Class A Shares and share of other Participating Funds by signing a Letter of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $100,000 within 13 months. If your Letter of Intent purchases are not completed within 13 months, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased. Upon your request, a Letter of Intent may reflect purchases within the previous 90 days. See the SAI for additional information about this privilege.

In addition, certain other investors may purchase shares at a reduced sales charge or NAV, which is the value of the Fund share excluding any sales charges. See the SAI for a description of these situations.

The Fund makes available free of charge on its website (http://www.highlandfunds.com) information regarding its sales charges, arrangements that result in breakpoints of the sales charges, the methods used to value accounts in order to determine whether an investor has met a breakpoint and the information investors must provide to verify eligibility for a breakpoint. Hyperlinks that facilitate access to such information are available on the Fund’s website.

Class B Shares

The Fund discontinued selling Class B Shares to new and existing investors following the close of business on May 2, 2005, except that existing investors may still reinvest distributions in Class B Shares at NAV. Class B Shares carry a CDSC that is imposed only on shares repurchased within five years of purchase as shown in the chart below. Class B Shares received through reinvestment of distributions are not subject to a CDSC.

% Deducted When
Shares Are
Holding Period After Purchase	Repurchased

Through first year	3.25%
Through second year	3.00%
Through third year	2.00%
Through fourth year	1.50%
Through fifth year	1.00%
Longer than five years	0.00%

Class B Shares automatically convert to Class A Shares after eight years.

Class C Shares

Your purchases of Class C Shares are made at the NAV per share for Class C Shares. Although Class C Shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares repurchased within the first year after they are purchased. After holding Class C Shares for one year, you may tender them for repurchase at any time without paying a CDSC. Class C Shares do not convert to Class A Shares. The Underwriter pays your Financial Advisor an up-front commission of 1.00% on sales of Class C Shares.

Distribution and Service Fees

The Fund is authorized under a distribution plan (the “Plan”) to use the assets attributable to the Fund’s Class A, Class B and Class C Shares to finance certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class A, Class B, and Class C Shares and the services provided to you by your Financial Advisor. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have a multi-class structure, CDSCs and distribution and service fees.

Under the Plan, distribution and service fees paid by the Fund to the Underwriter will be at an annual rate of 0.35% of average daily net assets attributable to Class A Shares, 0.70% of average daily net assets attributable to Class B Shares, and 0.85% of average daily net assets attributable to Class C Shares. The Underwriter may pay all or a portion of these fees to Financial Advisors whose clients own shares of the Fund. These payments may include fees payable to NexBank, a FINRA member broker-dealer that is an affiliate of the Adviser. Because the distribution and service fees are payable regardless of the Underwriter’s expenses, the Underwriter may realize a profit from the fees. The Plan authorizes any other payments by the Fund to the Underwriter and its affiliates to the extent that such payments might be construed to be indirect financing of the distribution of shares of the Fund. Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of FINRA.

The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fees materially without approval by a vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated with respect to a class at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

In addition to payments under the Plan, from time to time the Fund may pay broker-dealers and other intermediaries account-based fees for networking and account maintenance.

In addition, Highland and/or the Underwriter may, from time to time, at their own expense out of their own financial resources, make cash payments to broker-dealers as an incentive to sell shares of the Fund and/or to promote retention of their customers’ assets in the Fund. Such cash payments may be calculated on sales of shares of the Fund (“Sales-Based Payments”) or on the average daily net assets of the Fund attributable to that particular dealer (“Asset-Based Payments”). Each of Highland and/or the Underwriter may agree to make such cash payments to a broker-dealer in the form of either or both Sales-Based Payments and Asset-Based Payments. Highland and/or the Underwriter may also make other cash payments to broker-dealers in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those broker-dealers and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; allocable portions, based on shares of the Fund sold, of salaries and bonuses of registered representatives of an affiliated broker-dealer that is a Financial Advisor; or other expenses as determined in Highland’s or the Underwriter’s discretion, as applicable. In certain cases these other payments could be significant to the broker-dealers. Any payments described above will not change the price paid by investors for the purchase of shares of the Fund, the amount that the Fund will receive as proceeds from such sales or the amounts payable under the Plan. Each of Highland and/or the Underwriter determines the cash payments described above in its discretion in response to requests from broker-dealers, based on factors it deems relevant. Broker-dealers may not use sales of the Fund’s shares to qualify for any incentives to the extent that such incentives may be prohibited by law. Amounts paid by Highland and/or the Underwriter to any broker-dealer in connection with the distribution of shares of the Fund will count towards the maximum imposed by FINRA on underwriter compensation in connection with the public offering of securities. In addition, Highland may utilize its own resources to compensate the underwriter for distribution or service activities on behalf of the Funds. These payments are not reflected in the annual fund operating expenses section of the “Fund Expenses” table for the Fund.

Contingent Deferred Sales Charges (“CDSCs”)

As described above, certain investments in Class A, Class B and Class C Shares are subject to a CDSC. You will pay the CDSC only on shares that you tender and that are accepted for repurchase within the prescribed amount of time after purchase. The CDSC is applied to the NAV at the time of purchase or repurchase, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the date on which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When shares are repurchased, the Fund will automatically repurchase those shares (if any) not subject to a CDSC and then those you have held the longest. In certain circumstances, CDSCs may be waived, as described in the SAI.

Conversion Feature

Class B Shares will automatically convert to Class A Shares after eight years. Conversion will be on the basis of the relative NAVs per share, without the imposition of any sales charge, fee or other charge.

PERIODIC REPURCHASE OFFERS

The Board has adopted share repurchase policies as fundamental policies. These policies, which may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), provide that each quarter, the Fund intends to make a Repurchase Offer to repurchase a portion of the outstanding shares from shareholders who request repurchases. Shares will normally be repurchased at the NAV per share determined as of the close of regular trading on the NYSE on the date the Repurchase Offer ends or within a maximum of 14 days after the Repurchase Offer ends as described below.

Repurchase Procedure

At the beginning of each Repurchase Offer, shareholders will be notified in writing about the Repurchase Offer, how they may request that the Fund repurchase their shares and the Repurchase Request Deadline, which is the date the Repurchase Offer ends. The time between the notification of shareholders and the Repurchase Request Deadline may vary from no more than six weeks to no less than three weeks. For each Repurchase Offer, it is anticipated that each Repurchase Request Deadline will be on or about the 15th day in each of the months of February, May, August and November or, if the 15th day is not a business day, on the next business day. The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. It is anticipated that normally the Repurchase Pricing Date will be the same date as the Repurchase Request Deadline, and if so, the Repurchase Request Deadline will be set for a time no later than the close of regular trading on the NYSE on such date. The Fund has determined that the Repurchase Pricing Date may occur no later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day.

The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act and other pertinent laws. Shares tendered for repurchase by shareholders by any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to shareholders in cash prior to the Repurchase Payment Deadline.

Repurchase Offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested, which may reduce returns. Moreover, diminution in the size of the Fund through repurchases without offsetting new sales of Fund shares may result in untimely sales of Senior Loans and other portfolio securities and a higher expense ratio and may limit the ability of the Fund to participate in new investment opportunities. An untimely sale of the Fund’s Senior Loans or other portfolio investments may adversely affect the market for such investments and reduce the Fund’s value. The Fund may recognize income and gains in connection with any such liquidation of portfolio securities, which could increase the amount of distributions made by the Fund to its shareholders and thus be taxable to shareholders. See “Taxation” below. The Fund may borrow to meet repurchase obligations, which entails risks and costs. See “Principal Risks — Leverage Risk.”

Repurchase Amounts

The Board, or a committee thereof, in its sole discretion after considering the recommendation of the Adviser, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. However, the Repurchase Offer Amount will be at least 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given Repurchase Offer, the Fund may repurchase an additional amount of shares of up to 2% of the shares outstanding on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if the Fund determines to repurchase the additional 2% of the shares outstanding, but Fund shareholders tender shares for repurchase in excess of that amount, the Fund will repurchase the shares on a pro rata basis. The Fund may, however, accept all shares offered for repurchase by shareholders who own less than 100 shares and who offer all their shares, before accepting on a pro rata basis shares offered by other shareholders. In the event there is an oversubscription of a Repurchase Offer, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during the Repurchase Offer.

Notices to Shareholders

Notice of each quarterly Repurchase Offer (and any additional discretionary repurchase offers) will be mailed to each beneficial owner of shares between 21 and 42 days before each Repurchase Request Deadline. The notice will contain information shareholders should consider in deciding whether or not to tender their shares for repurchase. The notice will also include detailed instructions on how to tender shares for repurchase. The notice will state the Repurchase Offer Amount. The notice will also identify the dates of the Repurchase Request Deadline, scheduled Repurchase Pricing Date, and scheduled Repurchase Payment Deadline. The notice will describe the risk of fluctuation in the NAV between the Repurchase Request Deadline and the Repurchase Pricing Date, if such dates do not coincide, and the possibility that the Fund may use an earlier Repurchase Pricing Date than the scheduled Repurchase Pricing Date (if the scheduled Repurchase Pricing Date is not the Repurchase Request Deadline). The notice will describe (i) the procedures for shareholders to tender their shares for repurchase, (ii) the procedures for the Fund to repurchase shares on a pro rata basis, (iii) the circumstances in which the Fund may suspend or postpone a Repurchase Offer, and (iv) the procedures that will enable shareholders to withdraw or modify their tenders of shares for repurchase until the Repurchase Request Deadline. The notice will set forth the NAV of the shares to be repurchased no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notice date.

Repurchase Price

The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. If you choose to receive your repurchase proceeds via wire transfer, the Transfer Agent will charge you a fee (currently $9.00) for each wire. You may call (877) 665-1287 to learn the NAV per share. The notice of the Repurchase Offer will also provide information concerning the NAV per share, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the Repurchase Offer.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a Repurchase Offer upon a vote of a majority of the Board of Trustees, including the Independent Trustees, only: (a) if making or effecting the Repurchase Offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets (a) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline; or (b) that mature by the Repurchase Payment Deadline.

The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the Repurchase Offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

EXCHANGE OF SHARES

Shareholders of the Fund whose shares are repurchased during a Repurchase Offer may exchange those shares for shares of the same share class of Highland Floating Rate Fund (the “Floating Rate Fund”), and such exchanges will be effected at the daily NAV per share, plus any applicable redemption or exchange fee with respect to the exchanged shares. If you do not currently have an account in the Floating Rate Fund, you will need to exchange at least $2,500 ($25 for individual retirement accounts) of Fund shares in order to satisfy the Floating Rate Fund’s current minimum investment account requirement. Call (877) 665-1287 for the Floating Rate Fund’s prospectus, including applicable investment minimums, and read it carefully before investing.

Shareholders of the Fund whose shares are repurchased during a Repurchase Offer may also exchange those shares for shares of the same share class of Highland Long/Short Equity Fund and Highland Healthcare Fund (each, a “Highland Fund” and collectively, the “Highland Funds”), and such exchanges will be effected at the relative daily NAVs per share, plus any applicable redemption or exchange fee with respect to the exchanged shares. If you do not currently have an account in the Highland Fund into which you wish to exchange your shares, you will need to exchange at least $5,000 ($25 for individual retirement accounts) of Fund shares in order to satisfy the applicable Highland Fund’s current minimum investment account requirement. Call (877) 665-1287 for any Highland Fund’s prospectus, including applicable investment minimums, and read it carefully before investing.

Additionally, shareholders of the Fund whose shares are repurchased during a Repurchase offer may also exchange those shares for shares of the RBB Money Market Fund (the “Money Market Fund”), a money market mutual fund advised by BlackRock Institutional Management Corporation. The minimum to open an account in the Money Market Fund is currently $1,000. Call (877) 665-1287 for the Money Market Fund prospectus, including applicable investment minimums, and read it carefully before investing.

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the Fund may reject any exchange request for any reason, including if it does not think that the exchange is in the best interests of the Fund and/or its shareholders. The Fund may also terminate your exchange privilege if the Adviser determines that your exchange activity is likely to adversely impact its ability to manage the Fund or if the Fund otherwise determines that your exchange activity is contrary to its short-term trading policies and procedures.

Unless your account is part of a tax-deferred retirement account or other tax-advantaged arrangement, an exchange is a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes. See “Taxation.” To exchange by telephone, call (877) 665-1287. Please have your account and taxpayer identification number available when calling.

NET ASSET VALUE

The NAV per share of each class of the Fund’s shares is calculated as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time, on each day that the NYSE is open for business. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day or on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The NAV per share of each class of shares of the Fund is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the class of shares by the total number of shares of the class outstanding at the time the determination is made. The price of a particular class of the Fund’s shares for the purpose of purchases will be based upon the calculation of NAV per share of the Fund next made after the purchase order is received in good order. The Fund’s portfolio securities are valued in accordance with the Fund’s valuation policies approved by the Board of Trustees. The value of the Fund’s investments is generally determined as follows:

•	Portfolio securities for which market quotations are readily available are valued at their current market value, except that debt securities that are not credit-impaired and have remaining maturities of 60 days or less will be valued at amortized cost, a method of valuation which approximates market value.

•	Foreign securities listed on foreign exchanges are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekend or other days when a fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of the Fund.

•	Investments by the Fund in any other mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

•	All other portfolio securities, including derivatives and cases where market quotations are not readily available, are valued at fair value as determined in good faith pursuant to procedures established by the Board of Trustees. Pursuant to the Fund’s pricing procedures, securities for which market quotations are not readily available may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the price at which the security is currently priced by the Fund which holds the security). Market quotations may also be not “readily available” if an event occurs after the close of the principal exchange on which a portfolio security trades (but before the time for calculation of the Fund’s NAV) if that event affects or is likely to affect (more than minimally) the NAV per share of the Fund. Fair value pricing involves judgments that are inherently subjective and inexact; as a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

The following table sets forth, for the quarterly periods ending on the dates set forth below, the high and low NAV per share for Class A, Class B and Class C Shares of the Fund during such period:

	Class A		Class B		Class C
Quarterly Period Ending	High	Low	High	Low	High	Low

November 30, 2009	$6.37	$5.98	$6.37	$5.98	$6.37	$5.98
August 31, 2009	$6.02	$5.50	$6.02	$5.50	$6.02	$5.50
May 31, 2009	$5.68	$5.31	$5.68	$5.31	$5.68	$5.31
February 28, 2009	$6.20	$5.52	$6.20	$5.52	$6.20	$5.52
November 30, 2008	$9.65	$6.21	$9.65	$6.21	$9.65	$6.21
August 31, 2008	$10.26	$9.69	$10.26	$9.69	$10.26	$9.69
May 31, 2008	$10.29	$9.98	$10.29	$9.98	$10.29	$9.98
February 29, 2008	$11.50	$10.29	$11.50	$10.29	$11.50	$10.29
November 30, 2007	$11.99	$11.49	$11.99	$11.49	$11.99	$11.49
August 31, 2007	$12.57	$11.75	$12.57	$11.75	$12.58	$11.75

As of December 1, 2009, the NAV per Class A Share, Class B Share and Class C Share was $6.34.

DIVIDENDS AND DISTRIBUTIONS

Income dividends, if any, are declared each business day and paid monthly on the last business day of each month. Capital gain distributions, if any, are made at least annually, usually in December. Shares accrue dividends as long as they are issued and outstanding (i.e., from the day after the payment for the purchase order is received to the day the repurchase settles).

Dividend payments are not guaranteed and may vary with each payment. The Fund does not pay “interest” or guarantee any fixed rate of return.

If you do not indicate on your application your preferences for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund. You can choose one of the following options for distributions when you open your account: (1) reinvest all distributions in additional shares of the Fund; (2) receive dividends in cash and reinvest capital gains; or (3) receive all distributions in cash. Unless otherwise determined by the Fund, distributions to you of $10 or less will automatically be reinvested in additional shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares.

Reinvested distributions are taxed in the same manner as cash distributions. See “Taxation” below.

The Fund is authorized to borrow money subject to certain restrictions. See “Investment and Risk Information — Borrowing.” Under the 1940 Act, the Fund may not declare any dividend or other distribution on its shares unless the Fund has, at the time of declaration, asset coverage of at least 300% of its aggregate indebtedness, after deducting the amount of the distribution. This limitation may impair the Fund’s ability to maintain its qualification for taxation as a RIC for U.S. federal income tax purposes.

TAXATION

The following discussion is a summary of some important U.S. federal income tax considerations affecting the Fund and its U.S. shareholders. It reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (the “IRS”) and other applicable authorities, as of the date of this prospectus. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative or judicial interpretations. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax law concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. For more information, please see “Additional Income Tax Considerations” in the SAI. Because each shareholder’s tax situation is unique, you should ask your tax professional about the tax consequences to you of an investment in the Fund.

The Fund intends to elect to be treated and qualify annually as a RIC under Subchapter M of the Code. Accordingly, if the Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders in a timely manner in the form of dividends or capital gains dividends (as defined below). The Fund intends to distribute at least annually all or substantially all of its income and capital gains. The Fund will be subject to a Fund-level income tax at regular corporate income tax rates on any taxable income or gains that it does not distribute to its shareholders.

Additionally, if for any taxable year the Fund does not qualify as a RIC, all of its taxable income would be subject to a Fund-level tax at regular corporate income tax rates without any deduction for distributions to shareholders. This treatment would reduce the Fund’s net income available for investment or distribution to its shareholders. In addition, all distributions from earnings and profits, including any net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders or to be treated as “qualified dividend income” in the case of individual shareholders. The Fund also could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year, and (iii) any undistributed amounts described in (i) and (ii) above from the prior year on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement. In addition, the Fund reserves the right to pay the excise tax instead of making additional distributions when circumstances warrant (e.g., payment of the excise tax is deemed by the Fund to be de minimis).

Certain of the Fund’s investment practices, including derivative transactions and hedging activities generally, as well as the Fund’s investments in certain types of securities, including loans or other debt obligations issued or purchased at a discount and asset-backed securities, may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gains or “qualified dividend income” into higher taxed short-term capital gains or ordinary income; (iii) accelerate the recognition of income; (iv) convert short-term losses into long-term losses; (v) cause the Fund to recognize income or gain without a corresponding receipt of cash; (vi) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; (vii) cause adjustments in the holding periods of the Fund’s securities; or (viii) otherwise adversely alter the characterization of certain complex financial transactions. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to Fund shareholders. In particular, a substantial portion of the Fund’s investments in loans and other debt obligations will be treated as having “market discount” and/or “original issue discount” for U.S. federal income tax purposes, which, in some cases, could be significant, and could cause the Fund to recognize income in respect of these investments before, or without receiving, cash representing such income. The Fund intends to monitor its transactions and may make certain tax elections. In addition, the Fund may be required to, among other things, borrow money or dispose of securities (including at a time when it is not advantageous to do so) to mitigate the effect of these, as well as certain of the other, provisions described above, prevent the Fund’s disqualification as a RIC, or avoid incurring Fund-level U.S. federal income and/or excise taxes.

Investments in below investment grade loans and other debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on a distressed debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and that it does not become subject to Fund-level U.S. federal income and/or excise taxes.

Special tax rules may change the treatment of gains or losses recognized by the Fund when the Fund invests in certain foreign securities or engages in certain foreign currency transactions. The application of these special rules may also affect the timing, amount and character of distributions made by the Fund. In addition, dividend, interest and other income received by the Fund from investments outside the United States may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between the United States and other countries may reduce or eliminate such taxes. The Fund does not expect that it will be eligible to elect to treat any foreign taxes it paid as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund’s underlying investments.

Distributions paid to you by the Fund from its net realized long-term capital gains (that is, the excess of any net long-term capital gain over net short-term capital loss) that the Fund designates as capital gain dividends (“capital gain dividends”) are generally taxable to you as long-term capital gain, regardless of how long you have held your shares. Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with a 0% rate applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this special rate to taxable years beginning on or after January 1, 2011. All other dividends paid to you by the Fund (including dividends from short-term capital gains (that is, the excess of any net short-term capital gain over any long-term capital loss)) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally taxable to you as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided holding periods and other requirements are met at both the shareholder and Fund level. It is currently unclear whether Congress will extend this provision to taxable years beginning on or after January 1, 2011. It generally is not expected that Fund distributions will qualify for favorable tax treatment as “qualified dividend income” for individual shareholders or as income eligible for the dividend-received deduction for corporate shareholders.

Dividends and other taxable distributions are taxable to you whether received in cash or reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified record date in one of those months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the previous calendar year.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase shares just prior to a distribution (other than a distribution of net investment income that is declared daily), you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.

The Fund will send you a written notice after the end of each calendar year setting forth the amount and tax status of any dividends or other distributions paid to you by the Fund. Ordinary income dividends and capital gain dividends may also be subject to state, local and other taxes.

In general, you will realize a taxable gain or loss on the sale or other disposition of your shares in a secondary market transaction depending upon your basis in the shares sold or exchanged. If you tender all of your shares for repurchase pursuant to a Repurchase Offer (including any exchange of shares for shares of another Highland Fund as described in “Exchange of Shares”) and you do not own any other shares pursuant to attribution rules contained in Section 318 of the Code, you will similarly realize a taxable gain or loss depending upon your basis in the shares. Such gain or loss realized on the disposition of shares (whether pursuant to a Repurchase Offer or in connection with a sale, exchange or other taxable disposition of shares) generally will be treated as long-term capital gain or loss if the shares have been held as a capital asset for more than one year and as short-term capital gain or loss if held as a capital asset for one year or less. If shares are sold (or exchanged) at a loss after being held for six months or less, the loss will be treated as long-term instead of short-term capital loss to the extent of any capital gain dividends received by you with respect to those shares. All or a portion of any loss realized on a sale or exchange of shares of the Fund will be disallowed if you acquire other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

If, after a repurchase of shares pursuant to a Repurchase Offer, you continue to own, directly or by attribution, any shares of the Fund, it is possible that amounts received by you in the repurchase will be taxable to you as a dividend at ordinary income tax rates, and there is a risk that shareholders who do not have any of their shares repurchased in that Repurchase Offer also would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund. Use of the Fund’s cash to repurchase shares as part of a Repurchase Offer may adversely affect the Fund’s ability to satisfy the RIC distribution requirements. The Fund may also recognize income and gain in connection with the sale of portfolio securities to fund share repurchases. Any such income and gain would be taken into account in determining whether the Fund has satisfied the RIC distribution requirements and thus could result in additional taxable distributions being made to shareholders. See “Additional Income Tax Considerations” in the SAI for more information regarding the tax consequences to shareholders of a Repurchase Offer.

The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to you if: (i) you fail to provide the Fund (or its agent) with the your correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification; or (ii) the Fund has been notified by the IRS that you are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF INVESTMENT IN THE FUND. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE FUND CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING THEIR PARTICULAR SITUATIONS AND THE POSSIBLE APPLICATION OF FEDERAL, STATE, LOCAL AND FOREIGN INCOME OR OTHER TAX LAWS.

ORGANIZATION AND DESCRIPTION OF SHARES

The Fund is a Delaware statutory trust organized under an Agreement and Declaration of Trust (“Declaration of Trust”) dated November 26, 2007. The Fund is the successor in interest to a Massachusetts business trust of the same name. The Declaration of Trust authorizes an unlimited number of shares of beneficial interest, which may be divided into separate and distinct series and classes. The Fund is a continuously offered, non-diversified, closed-end management investment company that offers four classes of shares — Class A, Class B, Class C and Class Z Shares. The Fund discontinued selling Class B Shares to new and existing investors following the close of business on May 2, 2005, except that existing investors may still reinvest distributions in Class B Shares. Class Z Shares are offered through a separate prospectus to eligible investors. The shares are not, and are not expected to be, listed for trading on any national securities exchange nor, to the Fund’s knowledge, is there, or is there expected to be, any secondary trading market in the shares.

Amendments to Declaration of Trust

The Declaration of Trust may be amended by a majority of the Fund’s Trustees without shareholder approval except that shareholder approval is required to vote on certain amendments, such as those affecting the voting rights of shareholders. Generally, effecting such amendments requires the affirmative vote of a majority of the shares represented in person or by proxy at a shareholder meeting and entitled to vote on the amendment.

Limitation of Liability of Shareholders, Trustees and Officers

Consistent with the Delaware Statutory Trust Act, the Declaration of Trust provides that shareholders of the Fund will not be subject in such capacity to any personal liability whatsoever to any person in connection with property of the Fund or the acts, obligations or affairs of the Fund. Shareholders of the Fund will have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware corporate law. The Declaration of Trust provides that no trustee or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any person, save only liability to the Fund or its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such person; and, subject to the foregoing exception, all such persons shall look solely to the property of the Fund for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any shareholder, trustee or officer of the Fund is made party to any suit or proceeding to enforce any such liability, subject to the foregoing exception (in the case of trustees and officers), he shall not, on account thereof, be held to any personal liability.

Dividends, Voting and Liquidation Rights

Each common share of beneficial interest of the Fund that is entitled to vote on a matter has one vote for each whole share owned and a proportionate fractional vote for each fractional share owned and shares equally with other shares of its class in dividends and distributions when and if declared by the Fund and in the Fund’s net assets upon liquidation. All shares, when issued, are fully paid and are non-assessable by the Fund. There are no preemptive or conversion rights applicable to any of the common shares except for such conversion rights that may be established by the Trustees in connection with the designation of a class of shares including the conversion of Class B Shares to Class A Shares eight years after purchase. Fund shares do not have cumulative voting rights and, as such, holders of a plurality of the shares present in person or represented by proxy entitled to vote on the election of Trustees at the meeting will elect the Trustees, and the remaining shareholders would not be able to elect any Trustees. The Fund does not intend to hold meetings of shareholders annually.

Anti-Takeover Provisions in the Declaration of Trust

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund. In addition, in the event a secondary market were to develop in the shares, such provisions could have the effect of depriving shareholders of an opportunity to receive any premium for their shares.

Termination and Merger/Consolidation Transactions

The Declaration of Trust provides that the Fund may be terminated by a vote of 80% of the Trustees and 80% of the “Continuing Trustees.” A “Continuing Trustee” is any member of the Board of Trustees who either (a) has been a member of the Board of Trustees for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (b) was nominated to serve as a member of the Board of Trustees by a majority of the then Continuing Trustees. Similarly, the Declaration of Trust provides that the Trustees may (subject to limited exceptions), without shareholder approval, by vote of 80% of the Trustees and 80% of the Continuing Trustees authorize mergers, consolidations, and reorganizations of the Fund with another trust, series or other business organizations, if the resulting entity is a closed- end management company, as defined in the 1940 Act, or sell all or substantially all of the assets of the Fund.

Status of Shares

The Board may classify or reclassify any issued or unissued shares of the Fund into shares of any class by redesignating such shares or by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of repurchase of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act.

As of November 30, 2009, the following shares of the Fund were outstanding:

		(3)
		Amount held	(4)
	(2)	by Fund	Amount Outstanding
(1)	Amount	for its	Exclusive of Amount
Title of Class	Authorized	Account	Shown Under (3)

Class A	Unlimited	0	33,407,402.885
Class B	Unlimited	0	3,093,730.177
Class C	Unlimited	0	57,286,338.361
Class Z	Unlimited	0	10,153,062.740

MAILINGS TO SHAREHOLDERS

In order to reduce duplicative mail and fees and expenses of the Fund, we may, in accordance with applicable law, send a single copy of the Fund’s Prospectus and shareholder reports to your household even if more than one family member in your household owns shares of the Fund. Additional copies of the Prospectus and shareholder reports may be obtained by calling (877) 665-1287. If you do not want us to consolidate your Fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will furnish separate mailings, in accordance with instructions, within 30 days of your request. The Fund will mail these and other account documents without charge, but may charge for special services such as requests for historical transcripts of accounts.

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

PRIVACY POLICY

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information.  We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;

•	Web site information, including any information captured through our use of “cookies”; and

•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information.  We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information.  We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

Highland Funds c/o PNC Global Investment Servicing 101 Sabin Street Pawtucket, RI 02860 www.highlandfunds.com 123109-ADV-PROSZ

Filed Pursuant to Rule 497(c)
File Nos. 333-51788 and 811-09709
seeking a high level of current income, consistent with preservation of capital highland floating rate advantage fund managed by highland capital management, l.p. prospectus class z shares december 31, 2009

Highland Floating Rate Advantage Fund

Prospectus, December 31, 2009

Class Z Shares

Managed by Highland Capital Management, L.P.
(“Highland” or the “Adviser”)

This Prospectus sets forth concisely the information that a prospective investor should know before investing in Class Z Shares of Highland Floating Rate Advantage Fund, a Delaware statutory trust that is the successor in interest to a Massachusetts business trust of the same name (the “Fund”). The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund’s investment objective is to provide a high level of current income, consistent with preservation of capital. There can be no assurance that the Fund will achieve its investment objective.

An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. Investment in the Fund involves certain risks, including the possible loss of some or all of the principal amount invested, risks associated with borrowing or leverage and risks associated with securities rated below investment grade (often referred to as “junk securities”). The principal risks of investing in the Fund are summarized in “Investment and Risk Information — Principal Risks.”

The Class of shares offered in this Prospectus has its own expense structure. The Fund’s shares are sold at a public offering price equal to their net asset value per share. See “Fund Expenses” and “How to Buy Shares.”

The Fund does not intend to list its shares on any national securities exchange. Shares of the Fund have no history of public trading and there is not expected to be any secondary trading market in the shares.

Please read and retain this Prospectus for future reference. A Statement of Additional Information (“SAI”) regarding the Fund, dated December 31, 2009, and the Fund’s Annual and Semi-Annual Reports have been filed with the Securities and Exchange Commission (the “SEC”). You may obtain free copies of these materials, request other information about the Fund and make other inquiries by calling the Fund at (877) 665-1287. These materials are also available without charge by visiting the Fund’s website (http://www.highlandfunds.com) or by writing to the Fund c/o PNC Global Investment Servicing, P.O. Box 9840, Providence, RI 02940. A table of contents of the SAI is located on the back cover of this Prospectus. This Prospectus incorporates by reference the entire SAI (together with any supplement to it). The SAI and other related materials are available at the SEC’s website (http://www.sec.gov).

Only eligible investors may purchase Class Z Shares. See “Eligible Investors” for more information.

Although these securities have been registered with the SEC, the SEC has not approved or disapproved any shares offered in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not FDIC Insured
May Lose Value
No Bank Guarantee

PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained in this Prospectus and in the SAI. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

The Fund

This Prospectus applies to the offering of Class Z Shares of Highland Floating Rate Advantage Fund. The Fund is a continuously offered, non-diversified, closed-end management investment company, organized as a Delaware statutory trust. The Fund does not intend to list its shares on any national securities exchange. Shares of the Fund have no history of public trading and there is not expected to be any secondary trading market in the shares. An investment in the shares should be considered illiquid. See “Investment and Risk Information — Principal Risks.”

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in the Fund involves certain risks, including the possible loss of some or all of the principal amount invested, risks associated with borrowing or leverage and risks associated with securities rated below investment grade (often referred to as “junk” securities). See “Investment and Risk Information — Principal Risks.”

Investment Objective

The Fund’s investment objective is to provide a high level of current income, consistent with preservation of capital. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is a non-fundamental policy, which means that the Board of Trustees of the Fund (the “Board”) can change it without shareholder approval.

Investment Policies

The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of interests in adjustable rate senior loans, the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates (“Senior Loans”), to domestic or foreign corporations, partnerships and other entities that operate in a variety of industries and geographic regions (“Borrowers”).

Senior Loans are business loans that have a right to payment senior to most other debts of the Borrower. Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions (the “Lenders”) represented in each case by one or more such Lenders acting as agent (the “Agent”) of the several Lenders. On behalf of the Lenders, the Agent is primarily responsible for negotiating the loan agreement (“Loan Agreement”) that establishes the relative terms and conditions of the Senior Loan and rights of the Borrower and the Lenders.

The Fund may invest in participations (“Participations”) in Senior Loans, may purchase assignments (“Assignments”) of portions of Senior Loans from third parties, and may act as one of the group of Lenders originating a Senior Loan (“Primary Lender”). Senior Loans often are secured by specific assets of the Borrower, although the Fund may invest up to 20% of its total assets (valued at the time of investment) in Senior Loans that are not secured by any collateral.

Senior Loans in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The Fund’s policy of acquiring interests in floating or variable rate Senior Loans is designed to minimize the fluctuations in the Fund’s net asset value (“NAV”) as a result of changes in interest rates. However, the Fund is not a money market fund, and its NAV will fluctuate.

The Fund may invest all or substantially all of its assets in Senior Loans that are rated below investment grade by a nationally recognized statistical rating organization and unrated Senior Loans of comparable quality. These securities are commonly referred to as “high yield securities” or “junk securities.”

In addition, under normal market conditions, the Fund may invest up to 20% of its total assets in (i) high quality, short-term debt securities with remaining maturities of one year or less; (ii) warrants, equity securities and, in

1

limited circumstances, junior debt securities acquired in connection with the Fund’s investments in Senior Loans; (iii) Senior Loans of foreign Borrowers that are foreign currency denominated (payments of interest and repayments of principal pursuant to which may be made in foreign currency); and (iv) senior loans, the interest rates of which are fixed and do not float or vary periodically based upon a benchmark indicator of prevailing interest rates. For purposes of this 20% limitation, the Fund may invest up to 20% of its total assets in a combination of the above named investment types or up to 20% of its total net assets in any one investment type individually.

Any amount less than 25% of the total assets of the Fund (taken at market value at the time of purchase) may be invested in Senior Loans to Borrowers and securities of other issuers in any one industry, provided, however, that the Fund will invest more than 25% of its total assets in securities the issuer of which is deemed to be in the financial services industry, which includes commercial banks, thrift institutions, insurance companies and finance companies. The Fund invests at these levels because it regards the issuers of Senior Loans in which the Fund may invest to include both the Borrower and any Agent that administers the Senior Loans. The Fund may not, however, invest more than 25% of its total assets in Senior Loans to Borrowers and securities of other issuers that are in the financial services industry. Accordingly, the Fund may be more at risk to any single economic, political or regulatory occurrence affecting the financial services industry.

The Fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed). The Fund may borrow for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes. To the extent the Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds in Senior Loans, the Fund will create financial leverage. It will do so only when it expects to be able to invest the proceeds at a higher rate of return than its cost of borrowing. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

The foregoing percentage limitations and ratings criteria apply at the time of purchase of securities.

The Fund is non-diversified as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), but it will adhere to the diversification requirements applicable to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund, however, is not intended to be a complete investment program.

Principal Risks

Set forth below is a summary of the principal risks of investing in shares of the Fund. You should carefully consider these risks before investing in the Fund. As described below, these risks could cause you to lose money as a result of investing in the Fund. See “Investment and Risk Information — Principal Risks” for a more detailed discussion of the risks of this investment.

Non-Payment Risk.  Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the NAV of the Fund.

Credit Risk.  The Fund may invest all or substantially all of its assets in Senior Loans or other securities that are rated below investment grade and unrated Senior Loans of comparable quality. Securities rated below investment grade are commonly referred to as “high yield securities” or “junk securities.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. Investments in high yield Senior Loans and other securities may result in greater NAV fluctuation than if the Fund did not make such investments. See “Taxation” below for a discussion of special tax consequences associated with any investment by the Fund in below investment grade securities.

Interest Rate Risk.  The Fund’s NAV will usually change in response to interest rate fluctuations. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate securities can be expected to decline. However, the Fund will primarily invest in floating rate obligations, including Senior Loans, the rates on which periodically adjust with changes in market interest rates. Consequently, the Fund’s exposure to fluctuations in interest rates will generally be limited until the time that the interest rates on the Senior Loans in its portfolio are reset.

2

Senior Loans Risk.  The risks associated with Senior Loans are similar to the risks of below investment grade securities, although Senior Loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. Senior Loans’ higher standing in an issuer’s capital structure has historically resulted in generally higher recoveries than other below investment grade securities in the event of a corporate reorganization or other restructuring. Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although, because their interest rates are adjusted for changes in short-term interest rates, Senior Loans generally have less interest rate risk than other high yield investments, which are typically fixed rate. The Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

Risk of Restrictions on Resale.  Senior Loans may not be readily marketable and may be subject to restrictions on resale. As a result, the ability of the Fund to dispose of its investments in a timely fashion and at an advantageous price may be restricted.

Ongoing Monitoring Risk.  On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral.

Leverage Risk.  The Fund is authorized to borrow in an amount up to 33 1/3% of its total assets (including the amount borrowed). The use of leverage for investment purposes creates opportunities for greater total returns, but at the same time involves risks. Any investment income or gains earned with respect to the amounts borrowed that is in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case, and dividends on the shares could be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to shareholders.

Repurchase Offer Risk.  The Fund, as a fundamental policy, will make quarterly repurchases at NAV for 5% to 25% of shares outstanding, pursuant to Rule 23c-3 under the 1940 Act. See “Periodic Repurchase Offers.” However, the Fund’s shares are less liquid than shares of funds that trade on a stock exchange. Under limited circumstances, and only pursuant to specified regulatory requirements, the Fund may suspend or postpone a quarterly repurchase offer upon a vote of a majority of the Board of Trustees, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Trustees”). There is no guarantee that shareholders will be able to sell all of the shares that they desire to sell in a quarterly repurchase offer, and two of the Fund’s quarterly repurchase offers were oversubscribed during the fiscal year ending August 31, 2009.

Closed-End Fund Risk.  The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list its shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the shares, and the shares should be considered illiquid. The shares are, therefore, not readily marketable. The shares of closed-end investment companies often trade at a discount from their NAVs and, in the unlikely event that a secondary market for the shares were to develop, Fund shares likewise may trade at a discount from NAV.

Legislation Risk.  To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected.

Industry Concentration Risk.  The Fund will concentrate its investments in the financial services industry, subjecting it to greater risk than a fund that is more diversified. The financial services industry is subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Credit losses resulting from financial difficulties of Borrowers can negatively affect financial services companies. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. This change may make it more difficult for the Adviser to analyze loans in this industry. Additionally, the recently increased volatility in the financial markets may affect the viability of the financial services industry as a whole in ways that may be difficult to predict.

3

Non-U.S. Securities Risk.  Investment in securities of non-U.S. issuers may involve special risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include (i) non-U.S. issuers may be subject to less rigorous disclosure, accounting standards and regulatory requirements; (ii) many non-U.S. markets are smaller, less liquid and more volatile and the Adviser may not be able to sell the Fund’s investments at times, in amounts and at prices it considers reasonable; and (iii) the economies of non-U.S. issuers may grow at slower rates than expected or may experience a downturn or recession. Additionally, certain investments in non-U.S. issuers also may be subject to foreign withholding taxes on dividends, interest or capital gain. Those taxes will decrease the Fund’s yield on any such securities. See “Taxation” below.

Currency Risk.  A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Equity Securities Risk.  To the extent that the Fund invests in equity securities, the value of its portfolio will be affected by changes in the stock markets. The stock markets can be volatile and stock prices can fluctuate drastically from day-to-day. This market risk will affect the Fund’s NAV, which will fluctuate as the value of the securities held by the Fund changes.

Prepayment Risk.  Borrowers may pay back principal before the scheduled due date. Such prepayments may require the Fund to replace a Senior Loan with a lower-yielding security. This may adversely affect the NAV of the Fund’s shares.

Limited Information Risk.  The types of Senior Loans in which the Fund will invest historically have not been rated by a nationally recognized statistical rating organization, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange-listed securities. As a result, the Fund is more dependent on the analytical ability of the Adviser than other funds which may be able to rely on more publicly available information.

Non-Diversification Risk.  As a non-diversified fund, the Fund may have a material amount of its investments in the securities of only a few issuers. To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, it will be more susceptible than a more widely diversified investment company to the consequences of any single corporate, economic, political or regulatory occurrence affecting such issuers.

Risks Related to Current Market Conditions.  Recently, domestic and international markets have experienced a period of acute stress starting in the real estate and financial sectors and then moving to other sectors of the world economy. This stress has resulted in unusual and extreme volatility in the debt and equity markets and in the prices of individual stocks. These market conditions could add to the risk of short-term volatility of the Fund.

Classes of Shares

This Prospectus applies to the offering of Class Z Shares of the Fund. In a separate prospectus, the Fund also offers three additional classes of shares — Class A, Class B and Class C Shares. The Fund discontinued selling Class B Shares to new and existing investors following the close of business on May 2, 2005, except that existing Class B Share investors may still reinvest distributions in Class B Shares. The Fund may offer additional classes of shares in the future. See “Multiple Share Classes.”

Each share class has its own expense structure. Each class has distinct advantages and disadvantages for different investors. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help

4

you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z Shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.

The Fund has received exemptive relief from the SEC with respect to the Fund’s distribution and service fee arrangements, CDSCs and multi-class structure. As a condition of such relief, the Fund is required to comply with regulations that would not otherwise be applicable to the Fund.

Periodic Repurchase Offers

The Fund has adopted a fundamental policy to offer on a quarterly basis to repurchase at NAV a specified percentage (between 5% and 25%) of the shares then outstanding, pursuant to Rule 23c-3 under the 1940 Act (“Repurchase Offers”). Repurchase Offers are scheduled to occur on or about the 15th day (or the next business day if the 15th is not a business day) in the months of February, May, August, and November. It is anticipated that the date on which the repurchase price of shares will be determined (the “Repurchase Pricing Date”) will be the same date as the deadline for shareholders to provide their repurchase requests to PFPC Distributors, Inc. (the “Repurchase Request Deadline”), and if so, the Repurchase Request Deadline will be set for a time no later than the close of regular trading on the New York Stock Exchange (the “NYSE”) on such date. The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day. Repurchase proceeds will be paid to shareholders no later than seven days after the Repurchase Pricing Date. The end of the seven days is referred to as the “Repurchase Payment Deadline.”

Dividends and Distributions

Income dividends are normally declared each business day and paid monthly. Capital gains, if any, are distributed at least annually, usually in December. Income dividends and capital gains distributions may be received in cash or reinvested in additional full and fractional shares of the Fund.

Minimum Investment

The minimum initial investment is $2,500 ($25 for individual retirement accounts) and the minimum subsequent investment is $50 ($25 for individual retirement accounts). The Fund reserves the right to change the investment minimums and to refuse a purchase order for any reason.

Portfolio Transactions

To the extent permitted by law and in accordance with the procedures established by the Fund’s Board of Trustees, the Fund may engage in brokerage transactions with brokers that are affiliates of the Adviser or of the Fund, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Adviser or the Fund.

The Adviser and its affiliates manage other accounts, including registered and private funds and separate accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary positions in multiple levels of the capital structure. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Adviser to be equitable and fair over time to the Fund and such other accounts. The Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

5

FUND EXPENSES

The following table is intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund. The table summarizes the aggregate expenses of the Fund.

Class Z

Shareholder Transaction Expenses (fees paid directly from your investment)(1)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering prices)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None
Maximum Contingent Deferred Sales Charge (“CDSC”)	None
Exchange Fee	None
Annual Fund Operating Expenses (as a percentage of average net assets attributable to common shares)(2)
Management Fees(3)	1.04%
Distribution and Service Fees	0.00%
Interest Payments and Commitment Fees on Borrowed Funds	1.08%
Other Expenses(4)	0.46%

Total Annual Fund Operating Expenses	2.58%

(1)	Financial Advisors (as defined under “How to Buy Shares”) may independently charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

(2)	Figures are based on borrowings of 19.31% of the Fund’s total assets (including the proceeds of such borrowing), the actual average amount of leverage utilized during the Fund’s prior fiscal year.

(3)	Management fees include both advisory fees and administration fees charged to the Fund. Highland receives from the Fund monthly advisory fees, computed and accrued daily, at the annual rate of 0.65% of the average daily managed assets of the Fund for the first $1 billion, 0.60% of the average daily managed assets of the Fund for the next $1 billion and 0.55% of the average daily managed assets of the Fund that exceed $2 billion. Highland also receives from the Fund monthly administration fees at the annual rate of 0.20% of the average daily managed assets of the Fund. “Average daily managed assets” of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). The management fee rate as a percentage of average net assets attributable to common shares is higher than the management fee rate as a percentage of average daily managed assets because it is calculated with respect to a smaller asset base (namely, the net assets attributable to shares held by common shareholders) and reflects the fact that common shareholders bear the costs of leverage. See “Management — Fees and Expenses.”

(4)	Other Expenses are based on actual amounts incurred during the Fund’s prior fiscal year.

Expense Example.  This Example helps you compare the cost of investing in the Fund to the cost of investing in other investment companies. The Example assumes that (i) you invest $1,000 in the Fund, (ii) your investment has a 5% return each year, (iii) operating expenses remain the same, and (iv) all income dividends and capital gains distributions are reinvested in additional shares at net asset value. The Example should not be considered a representation of future expenses. Your actual costs may be higher or lower.

Class*	1 Year	3 Years	5 Years	10 Years

Class Z:	$26	$80	$137	$291

*	The figures in the Example are based on borrowings of 19.31% of the Fund’s total assets, the actual average amount of leverage utilized during the Fund’s prior fiscal year.

6

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for Class Z Shares. The Fund’s fiscal year runs from September 1 to August 31, unless otherwise indicated. Certain information reflects the financial results for a single Class Z Share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with this information and additional Fund performance and portfolio information, appears in the Fund’s 2009 Annual Report. To request the Fund’s 2009 Annual Report, please call (877) 665-1287.

														Period
														Ended
														August 31,
Class Z Shares	2009	2008	2007	2006	2005		2004		2003		2002		2001	2000(1)

Net Asset Value, Beginning of Period	$9.70	$11.75	$12.43	$12.19	$12.08		$11.22		$10.48		$11.74		$12.08	$12.00
Income from Investment Operations:
Net investment income(2)	0.54	0.94	1.04	1.00	0.71		0.59		0.78		0.86	(3)	1.14	0.67
Net realized and unrealized gain/(loss)(2)	(3.52)	(2.05)	(0.60)	0.22	0.11		0.90		0.81		(1.25	)(3)	(0.31)	0.05

Total from investment operations	(2.98)	(1.11)	0.44	1.22	0.82		1.49		1.59		(0.39)		0.83	0.72
Less Distributions Declared to Shareholders:
From net investment income	(0.75)	(0.93)	(1.05)	(0.98)	(0.71)		(0.63)		(0.85)		(0.87)		(1.17)	(0.64)
From net realized gains	—	(0.01)	(0.07)	—	—		—		—		—		—	—

Total distributions declared to shareholders	(0.75)	(0.94)	(1.12)	(0.98)	(0.71)		(0.63)		(0.85)		(0.87)		(1.17)	(0.64)
Net Asset Value, End of Period	$5.97	$9.70	$11.75	$12.43	$12.19		$12.08		$11.22		$10.48		$11.74	$12.08
Total return(4)	(30.12)%	(9.97)%	3.46%	10.47%	6.93	%(5)	13.52%		15.95%		(3.53)%		7.17%	6.11%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (000’s)	$62,842	$170,147	$280,383	161,996	$75,293		$53,049		$5,178		$140		$2,850	$2,656
Total expenses excluding interest and commitment fee expenses	1.52%	1.23%	0.98%	0.81%	1.03%		0.94	%(6)	1.03	%(6)	1.03	%(6)	1.02%	0.66%
Interest and commitment fee expenses	1.08%	1.47%	1.06%	1.04%	0.72%		0.40%		0.73%		0.99%		2.04%	1.91%
Waiver/reimbursement	(0.01)%	(0.02)%	—	(0.04)%	(0.10)%		(0.18)%		(0.36)%		(0.32)%		(0.32)%	(1.41)%
Net expenses including interest and commitment fee expenses(7)	2.59%	2.68%	2.04%	1.81%	1.65%		1.16	%(6)	1.40	%(6)	1.70	%(6)	2.74%	1.16%
Net investment income	8.44%	8.63%	8.40%	8.13%	5.95%		4.93	%(6)	7.21	%(6)	7.60	%(3)(6)	9.59%	9.84%
Portfolio turnover rate	21%	22%	70%	61%	85%		110%		90%		98%		65%	8%

(1)	The Fund commenced investment operations on January 13, 2000.

(2)	Per share data was calculated using average shares outstanding during the period.

(3)	Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002 on the net investment income and net realized and unrealized loss per share was less than $0.01. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

(4)	Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(5)	A late audit adjustment was made to NAV; however, performance was not recalculated using the adjusted NAV. Rather, total return is calculated using the NAV at the close of business on August 31, 2005.

(6)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(7)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

7

THE FUND

The Fund is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on June 8, 1999 and reorganized as a Delaware statutory trust on December 31, 2007. The Fund is engaged in a continuous public offering of its shares at the next determined NAV per share. The Fund’s principal office is located at NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240, and its telephone number is (877) 665-1287.

INVESTMENT AND RISK INFORMATION

Investment Objective

The Fund’s investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund’s investment objective is a non-fundamental policy, which means that the Board can change it without shareholder approval.

Although the Fund’s NAV per share will vary, the Fund’s policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize the fluctuations in the Fund’s NAV per share as a result of changes in interest rates. The Fund’s NAV may be affected by various factors, including changes in the credit quality of Borrowers with respect to Senior Loans in which the Fund invests.

An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Principal Investments

The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in Senior Loans of domestic or foreign Borrowers that operate in a variety of industries and geographic regions. The Fund may invest all or substantially all of its assets in Senior Loans that are rated below investment grade and unrated Senior Loans of comparable quality. Securities rated below investment grade are commonly referred to as “high yield securities” or “junk securities.” Although most Senior Loans are collateralized, the Fund may invest up to 20% of its total assets (valued at the time of investment) in Senior Loans that are not secured by any collateral.

The Fund will invest more than 25% of its total assets in securities the issuer of which is deemed to be the financial services industry, which includes commercial banks, thrift institutions, insurance companies and finance companies. See “How the Fund Invests — Fundamental Investment Restrictions and Policies” below.

In addition, under normal market conditions, the Fund may invest up to 20% of its total assets in (i) high quality, short-term debt securities with remaining maturities of one year or less; (ii) warrants, equity securities and, in limited circumstances, junior debt securities acquired in connection with the Fund’s investments in Senior Loans; (iii) Senior Loans of foreign Borrowers that are foreign currency denominated (payments of interest and repayments of principal pursuant to which may be made in foreign currency); and (iv) senior loans, the interest rates of which are fixed and do not float or vary periodically based upon a benchmark indicator of prevailing interest rates. For purposes of this 20% limitation, the Fund may invest up to 20% of its total assets in a combination of the above named investment types or up to 20% of its total net assets in any one investment type individually.

The Fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed) for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

The foregoing percentage limitations and ratings criteria apply at the time of purchase of securities.

The Fund is non-diversified as defined in the 1940 Act, but it will adhere to the diversification requirements applicable to RICs under Subchapter M of the Code. The Fund, however, is not intended to be a complete investment program.

8

How the Fund Invests

Senior Loans.  Senior Loans generally are arranged through private negotiations between a Borrower and Lenders represented in each case by one or more Agents of the several Lenders. On behalf of the several Lenders, the Agent, which is frequently a commercial bank or other entity that originates the Senior Loan and the person that invites other parties to join the lending syndicate, will be primarily responsible for negotiating the Loan Agreement that establishes the relative terms, conditions and rights of the Borrower and the several Lenders. In larger transactions it is common to have several Agents; however, generally only one such Agent has primary responsibility for documentation and administration of a Senior Loan.

In a typical Senior Loan, the Agent administers the terms of the Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of those payments to the credit of all Lenders that are parties to the Loan Agreement. The Fund generally will rely on the Agent to collect its portion of the payments on a Senior Loan. Furthermore, the Fund will rely on the Agent to use appropriate creditor remedies against the Borrower. Typically, under a Loan Agreement, the Agent is given broad discretion in monitoring the Borrower’s performance under the Loan Agreement and is obligated to use only the same care it would use in the management of its own property. Upon an event of default, the Agent typically will act to enforce the Loan Agreement after instruction from Lenders holding a majority of the Senior Loan. The Borrower compensates the Agent for the Agent’s services. This compensation may include special fees paid on structuring and funding the Senior Loan and other fees paid on a continuing basis. The practice of an Agent relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower.

It is anticipated that the proceeds of the Senior Loans in which the Fund will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. Senior Loans have the most senior position in a Borrower’s capital structure, although some Senior Loans may hold an equal ranking with other senior securities and certain other obligations of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt securities (which may include “junk” securities) and preferred and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. Senior and junior subordinated debt is collectively referred to in this Prospectus as “junior debt securities.”

Senior Loans generally are secured by specific collateral. To the extent that the Fund invests a portion of its assets in Senior Loans that are not secured by specific collateral, the Fund will not enjoy the benefits associated with collateralization with respect to such Senior Loans, and such Senior Loans may pose a greater risk of nonpayment of interest or loss of principal than do collateralized Senior Loans. As discussed below, the Fund may also acquire warrants, equity securities and junior debt securities issued by the Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates. Warrants, equity securities, and junior debt securities will not be treated as Senior Loans and thus assets invested in such securities will not count toward the 80% of the Fund’s net assets (plus any borrowings for investment purposes) that normally will be invested in Senior Loans. The Fund may acquire interests in warrants, other equity securities or junior debt securities through a negotiated restructuring of a Senior Loan or in a bankruptcy proceeding of the Borrower.

In order to borrow money pursuant to a collateralized Senior Loan, a Borrower will typically, for the term of the Senior Loan, pledge assets as collateral. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees by and/or securities of affiliates of the Borrowers. In some instances, a collateralized Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that are not readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower’s obligations under a Senior Loan. Similarly, in the event of bankruptcy proceedings involving the Borrower, the Lenders may be delayed or prevented from liquidating collateral or may choose not to do so as part of their participation in a plan of reorganization of the Borrower.

Loan Agreements may also include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. Breach of such a covenant, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments. The Adviser will consider the terms of restrictive covenants in deciding whether to invest in Senior Loans for the Fund’s

9

investment portfolio. When the Fund holds a Participation in a Senior Loan, it may not have the right to vote to waive enforcement of a restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund, and such Lenders will not consider the interests of the Fund in connection with their votes.

Senior Loans in which the Fund will invest generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium, although the Fund may invest up to 20% of its total assets in fixed rate senior loans. These base lending rates generally are the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more major United States banks (“Prime Rate”) or the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. LIBOR generally is an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institution depositors in the London interbank market on U.S. dollar denominated deposits for a specified period of time. The CD rate generally is the average rate paid on large certificates of deposit traded in the secondary market. Senior Loans traditionally have been structured so that Borrowers pay higher premiums when they elect LIBOR, in order to permit Lenders to obtain generally consistent yields on Senior Loans, regardless of whether Borrowers select the LIBOR option or the Prime Rate option.

The Fund may invest in Participations in Senior Loans, may purchase Assignments of portions of Senior Loans from third parties and may act as one of the group of Primary Lenders.

Participations.  The Fund may invest up to 100% of its assets in Participations. The selling Lenders and other persons interpositioned between such Lenders and the Fund with respect to Participations will likely conduct their principal business activities in the financial services industry. Although, as discussed below, the Fund has taken measures that it believes significantly reduce its exposure to risks associated with Participations, the Fund may be more susceptible than an investment company that does not invest in Participations in Senior Loans to any single economic, political or regulatory occurrence affecting this industry. Persons engaged in this industry may be more susceptible than are persons engaged in some other industries to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Participation by the Fund in a Lender’s portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Lender, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower, and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender, and may not benefit from any set-off between the Lender and the Borrower. The Fund will only acquire Participations from counterparties that are judged by the Adviser to present acceptable credit risk to the Fund.

Assignments.  The Fund may also purchase Assignments from Lenders. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender.

Primary Lender Transactions.  Loan Agreements typically provide for the termination of the Agent’s agency status in the event that it fails to act as required under the relevant Loan Agreement, becomes insolvent, enters receivership of the Federal Deposit Insurance Corporation (“FDIC”), or, if not FDIC insured, enters into bankruptcy. Should an Agent, Lender or any other institution with respect to an Assignment interpositioned between the Fund and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of any such interpositioned institution and any loan payment held by any such interpositioned institution for the benefit of the Fund should not be included in the estate of such interpositioned institution. If, however, any such amount were included in such interpositioned institution’s estate, the Fund would incur costs and delays in realizing payment or could suffer a loss of principal or interest. In such event, the Fund could experience a decrease in NAV.

10

When the Fund is a Primary Lender, it will have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the Loan Agreement and may under contractual arrangements among the Lenders have rights with respect to any funds acquired by other Lenders through set-off. A Lender also has full voting and consent rights under the applicable Loan Agreement. Action subject to Lender vote or consent generally requires the vote or consent of the holders of a majority or some greater specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all Lenders affected. When the Fund is a Primary Lender originating a Senior Loan, it may share in a fee paid by the Borrower to the Primary Lenders.

Portfolio Maturity.  The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio, and Senior Loans usually will have rates of interest that are redetermined periodically. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the Fund’s NAV as a result of changes in interest rates. The Senior Loans in the Fund’s investment portfolio will at all times have a dollar-weighted average days to reset until the next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. The amount of time required to pass before the Fund will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Senior Loans in the investment portfolio. The Fund may utilize the investment practices described in this Prospectus to, among other things, shorten the effective interest rate redetermination period of Senior Loans in its portfolio. In such event, the Fund will consider such shortened period to be the interest rate redetermination period of the Senior Loan; provided, however, that the Fund will not invest in Senior Loans that permit the Borrower to select an interest rate redetermination period in excess of one year. Because most Senior Loans in the investment portfolio will be subject to mandatory and/or optional prepayment and there may be significant economic incentives for a Borrower to prepay its loans, prepayments of Senior Loans in the Fund’s investment portfolio may occur. Accordingly, the actual remaining maturity of the Fund’s investment portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in the Fund’s investment portfolio.

Net Asset Value Fluctuation.  When prevailing interest rates decline, the value of a portfolio invested in fixed rate obligations can be expected to rise. Conversely, when prevailing interest rates rise, the value of a portfolio invested in fixed rate obligations can be expected to decline. Although the Fund’s NAV will vary, the Fund’s policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize fluctuations in NAV as a result of changes in interest rates. Accordingly, it may be expected that the value of the Fund’s investment portfolio will fluctuate significantly less than a portfolio of fixed rate, longer term obligations as a result of interest rate changes. However, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s NAV. In addition to changes in interest rates, various factors, including defaults by or changes in the credit quality of Borrowers, will also affect the Fund’s NAV. A default or serious deterioration in the credit quality of a Borrower could cause a prolonged or permanent decrease in the Fund’s NAV.

Debt Restructuring.  The Fund may purchase and retain in its portfolio an interest in a Senior Loan to a Borrower that has filed for protection under the federal bankruptcy laws or has had an involuntary bankruptcy petition filed against it by its creditors. The Adviser’s decision to purchase or retain such an interest will depend on its assessment of the suitability of such investment for the Fund, the Borrower’s ability to meet debt service on Senior Loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal, and prevailing interest rates. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan interest. Depending upon, among other things, the Adviser’s evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio. Any equity security or junior debt security held by the Fund will not be treated as a Senior Loan and thus will not count toward the 80% of assets that normally will be invested in Senior Loans.

11

Senior Loan Ratings.  The Fund may invest all or substantially all of its net assets in Senior Loans that are rated below investment grade, including Senior Loans rated CCC or below by S&P or Caa or below by Moody’s, and unrated Senior Loans of comparable quality.

Borrower Credit Ratings.  The Fund may invest a substantial portion of its assets in Senior Loans to Borrowers having outstanding debt securities rated below investment grade by a nationally recognized statistical rating organization and unrated debt securities of comparable quality. Debt securities rated below investment grade (or unrated debt securities of comparable quality) commonly are referred to as “junk” securities. The Fund seeks to invest only in those Senior Loans with respect to which the Borrower, in the judgment of the Adviser, demonstrates one or more of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, collateral coverage that equals or exceeds the outstanding principal amount of the Senior Loan. In addition, the Adviser will consider, and may rely in part, on the analyses performed by the Agent and other Lenders, including such persons’ determinations with respect to collateral securing a Senior Loan.

Fees.  The Fund may be required to pay or may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers may include three types: facility fees; commitment fees; and prepayment penalties. Facility fees are paid to the Lenders upon origination of a Senior Loan. Commitment fees are paid to Lenders on an ongoing basis based upon the undrawn portion committed by the Lenders of the underlying Senior Loan. Lenders may receive prepayment penalties when a Borrower prepays all or part of a Senior Loan. The Fund will receive these fees directly from the Borrower if the Fund is a Primary Lender, or, in the case of commitment fees and prepayment penalties, if the Fund acquires an interest in a Senior Loan by way of Assignment. Whether or not the Fund receives a facility fee from the Lender in the case of an Assignment, or any fees in the case of a Participation, depends upon negotiations between the Fund and the Lender selling such interests. When the Fund is an assignee, it may be required to pay a fee to, or forgo a portion of interest and any fees payable to it from, the Lender selling the Assignment. Occasionally, the assignor will pay a fee to the Fund based on the portion of the principal amount of the Senior Loan that is being assigned. A Lender selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee prior to payment thereof to the Fund. The Fund may be required to pay over or pass along to a purchaser of an interest in a Senior Loan from the Fund a portion of any fees that the Fund would otherwise be entitled to.

Prepayments.  Pursuant to the relevant Loan Agreement, a Borrower may be required, and may have the option at any time, to prepay the principal amount of a Senior Loan, often without incurring a prepayment penalty. In the event that like-yielding loans are not available in the marketplace, the prepayment of and subsequent reinvestment by the Fund in Senior Loans could have a materially adverse affect on the yield of the Fund’s investment portfolio. Prepayments may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any facility fees earned in connection with reinvestment.

Commitments to Make Additional Payments.  A Lender may have obligations pursuant to a Loan Agreement to make additional loans in certain circumstances. Such circumstances may include, without limitation, obligations under revolving credit facilities and facilities that provide for further loans to Borrowers based upon compliance with specified financial requirements. The Fund currently intends to reserve against any such contingent obligation by segregating a sufficient amount of cash, liquid securities and liquid Senior Loans. The Fund will not purchase interests in Senior Loans that would require the Fund to make any such additional loans if the aggregate of such additional loan commitments would exceed 20% of the Fund’s total assets or would cause the Fund to fail to meet the diversification requirements set forth under the heading “Investment Restrictions” in the SAI.

Bridge Financing.  The Fund may acquire interests in Senior Loans that are designed to provide temporary or “bridge” financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A Borrower’s use of a bridge loan involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower’s perceived creditworthiness.

Borrowing.  The Fund may borrow in an amount up to 33 1/3% of its total assets (including the amount borrowed). The Fund may borrow for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes. To the extent the Fund borrows more money than it has cash or short-term cash equivalents

12

and invests the proceeds in Senior Loans, the Fund will create financial leverage. It will do so only when it expects to be able to invest the proceeds at a higher rate of return than its cost of borrowing. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

The following table is designed to illustrate the effect on the Fund’s return from the leverage created by the Fund’s use of borrowing, using the interest rate of 0.33% (which is the rate of the Fund’s outstanding borrowings as of August 31, 2009; the Fund’s outstanding borrowings, however, are subject to a variable interest rate which may rise or fall over time), assuming the Fund has used leverage by borrowing an amount equal to 19.31% of the Fund’s total assets (including the amount borrowed) and assuming hypothetical annual returns (net of expenses) on the Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and decreases return when the portfolio return is negative.

Assumed portfolio return, net of expenses	−10%	−5%	0%	5%	10%
Corresponding return to shareholders	−12.47%	−6.28%	−0.08%	6.12%	12.31%

The purpose of the above table is to assist investors in understanding the effects of financial leverage. The figures in the table are hypothetical and actual returns may be greater or lesser than those appearing in the table.

Because the management fees (including administration fees) paid to Highland are calculated on the basis of the Fund’s average daily managed assets, which include the proceeds of leverage, the dollar amount of the fees paid by the Fund to Highland will be higher (and Highland will be benefited to that extent) when leverage is utilized. Highland will utilize leverage only if it believes such action would result in a net benefit to the Fund’s shareholders after taking into account the higher fees and expenses associated with leverage (including higher management fees).

Other Securities.  The Fund will acquire warrants, equity securities and junior debt securities only incident to the purchase or intended purchase of interests in collateralized Senior Loans. The Fund generally will acquire interests in warrants, equity securities and junior debt securities only when the Adviser believes that the relative value being given by the Fund in exchange for such interests is substantially outweighed by the potential value of such instruments. Investment in warrants, equity securities and junior debt securities entail risks in addition to those associated with investments in Senior Loans. Warrants and equity securities have a subordinate claim on a Borrower’s assets as compared with debt securities, and junior debt securities have a subordinate claim on such assets as compared with Senior Loans. As such, the values of warrants and equity securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may have an adverse impact on the ability of the Fund to minimize fluctuations in its NAV.

Defensive Investment Policy.  If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Fund may (but is not required to) invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and high quality, short-term debt securities.

Fundamental Investment Restrictions and Policies.  The Fund has adopted a number of fundamental investment restrictions and policies, set forth in the SAI, which may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Among these fundamental investment restrictions, the Fund may not purchase any security if, as a result of the purchase, more than 25% of its total assets (taken at market value at the time of purchase) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries being treated as separate industries for the purpose of this restriction); provided, however, the Fund will invest more than 25% of its total assets in securities the issuer of which is deemed to be in the financial services industry, which includes commercial banks, thrift institutions, insurance companies and finance companies. The Fund invests at these levels because it regards the issuers of Senior Loans in which the Fund may invest to include the Borrower and any Agents that administer the Senior Loans. There is no limitation with respect to obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Except for the fundamental investment restrictions and policies set forth as such in the SAI, the Fund’s investment objective and policies are not fundamental policies and accordingly may be changed by the Board without obtaining the approval of shareholders. Shareholders will be notified of any such changes.

13

Principal Risks

Factors that may affect the Fund’s portfolio as a whole are called “principal risks” and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. You should carefully consider the following risks before investing in the Fund. As described below, these risks could cause you to lose money as a result of investing in the Fund.

Non-Payment Risk.  Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the NAV of the Fund. The Fund generally will invest in collateralized Senior Loans only if the Adviser believes the value of the collateral, which may include guarantees, exceeds the principal amount of the Senior Loan at the time of initial investment. However, there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Moreover, as a practical matter, most Borrowers cannot satisfy their debts by selling their assets. Borrowers pay their debts from the cash flow they generate. This is particularly the case for Borrowers that are highly leveraged. Many of the Senior Loans purchased by the Fund will be to highly leveraged Borrowers. If the Borrower’s cash flow is insufficient to pay its debts as they come due, the Borrower is far more likely to seek to restructure its debts than it is to sell off assets to pay its Senior Loans. Borrowers may try to restructure their debts either by seeking protection from creditors under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) or negotiating a work out. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the Senior Loan. If a Borrower files for protection from creditors under Chapter 11 of the Bankruptcy Code, the Bankruptcy Code will impose an automatic stay that prohibits the Agent from liquidating collateral. The Agent may ask the bankruptcy court to lift the stay. As a practical matter, the court is unlikely to lift the stay if it concludes that the Borrower has a chance to emerge from the reorganization proceedings and the collateral is likely to hold most of its value. If the Lenders have a perfected security interest, the Senior Loan will be treated as a separate class in the reorganization proceedings and will retain a priority interest in the collateral. Chapter 11 reorganization plans typically are the product of negotiation among the Borrower and the various creditor classes. Successful negotiations may require the Lenders to extend the time for repayment, change the interest rate or accept some consideration in the form of junior debt or equity securities. A work out outside of bankruptcy may produce similar concessions by senior lenders.

Credit Risk.  Securities rated below investment grade are commonly referred to as “high yield securities” or “junk securities.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in the prices of high yield securities. The secondary market in which high yield securities are traded is generally less liquid than the market for higher-grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield Senior Loan, and could adversely affect the NAV of the Fund’s shares. At times of less liquidity, it may be more difficult to value high yield Senior Loans because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available. Investments in high yield Senior Loans and other securities may result in greater NAV fluctuation than if the Fund did not make such investments. See “Taxation” below for a discussion of special tax consequences associated with any investment by the Fund in below investment grade securities.

There is no limit on the percentage of assets that the Fund may invest in Senior Loans and other securities that are rated below investment grade or that are unrated but of comparable quality.

Interest Rate Risk.  The Fund’s NAV will usually change in response to interest rate fluctuations. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. However, the Fund will primarily invest in floating rate obligations, including Senior Loans, the rates on which periodically adjust with changes

14

in market interest rates. Consequently, the Fund’s exposure to fluctuations in interest rates will generally be limited until the time that the interest rate on the Senior Loans in its portfolio are reset, but the Fund will be exposed at all times to fluctuations in interest rates with respect to the fixed rate investments in its portfolio, if any. Because market interest rates are currently near their lowest levels in many years, there is a greater than normal risk that the Fund’s portfolio will decline in value due to rising interest rates.

To the extent that changes in market rates of interest are reflected not in a change to a base rate (such as LIBOR) but in a change in the spread over the base rate, which is payable on loans of the type and quality in which the Fund invests, the Fund’s NAV could be adversely affected. This is because the value of a Senior Loan is partially a function of whether the Senior Loan is paying what the market perceives to be a market rate of interest, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is generally only a temporary lag before the portfolio reflects those changes, changes in a Senior Loan’s value based on changes in the market spread on Senior Loans in the Fund’s portfolio may be of longer duration.

Senior Loans Risk.  The risks associated with Senior Loans are similar to the risks of below investment grade securities, although Senior Loans are typically senior and secured in contrast to below investment grade securities, which are often subordinated and unsecured. Senior Loans’ higher standing in an issuer’s capital structure has historically resulted in generally higher recoveries in the event of a corporate reorganization or other restructuring. In addition, because their interest rates are adjusted for changes in short-term interest rates, Senior Loans generally have less interest rate risk than other high yield investments, which typically pay fixed rates of interest.

The Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan’s value. Economic and other events, whether real or perceived, can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund’s NAV per share to fall. The frequency and magnitude of such changes cannot be predicted.

Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating rate debt instruments are less exposed to this risk than fixed rate debt instruments. Conversely, the floating rate feature of Senior Loans means the Senior Loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Senior Loans.

Although Senior Loans in which the Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. The Fund may also invest in Senior Loans that are not secured.

Risks of Restrictions on Resale.  Senior Loans may not be readily marketable and may be subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many of the Senior Loans in which the Fund may invest. To the extent that a secondary market may exist for certain of the Senior Loans in which the Fund invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in Senior Loans that are not readily marketable or are subject to restrictions on resale. Because a substantial portion of the Fund’s assets will be invested in Senior Loan interests, the ability of the Fund to dispose of its investments in a timely fashion and at an advantageous price may be restricted, and the Fund and shareholders may suffer capital losses as a result. However, many of the Senior Loans in which the Fund expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which should, in the Adviser’s opinion, enhance the relative liquidity of such interests. The risks associated with illiquidity are particularly acute in situations where the Fund’s operations require cash, such as when the Fund makes a Repurchase Offer for its shares, and may result in borrowing to meet short-term cash requirements.

15

Ongoing Monitoring Risk.  On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. In this connection, the valuation of assets pledged as collateral will reflect market value and the Agent may rely on independent appraisals as to the value of specific collateral. The Agent, however, may not obtain an independent appraisal as to the value of assets pledged as collateral in all cases. The Fund normally will rely primarily on the Agent (where the Fund is a Primary Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to collect principal of and interest on a Senior Loan. Furthermore, the Fund usually will rely on the Agent (where the Fund is a Primary Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and notify the Fund of any adverse change in the Borrower’s financial condition or any declaration of insolvency. Collateralized Senior Loans will frequently be secured by all assets of the Borrower that qualify as collateral, which may include common stock of the Borrower or its subsidiaries. Additionally, the terms of the Loan Agreement may require the Borrower to pledge additional collateral to secure the Senior Loan, and enable the Agent, upon proper authorization of the Lenders, to take possession of and liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Senior Loan. Lenders that have sold Participation interests in such Senior Loan will distribute liquidation proceeds received by the Lenders pro rata among the holders of such Participations. The Adviser will also monitor these aspects of the Fund’s investments and, where the Fund is a Primary Lender or owns an Assignment, will be directly involved with the Agent and the other Lenders regarding the exercise of credit remedies.

Leverage Risk.  The Fund is authorized to borrow in an amount up to 33 1/3% of its total assets (including the amount borrowed). The Fund is authorized to borrow for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes. The use of leverage for investment purposes creates opportunities for greater total returns but at the same time involves risks. Any investment income or gains earned with respect to the amounts borrowed, which is in excess of the interest which is due on the borrowing, will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case, and dividends on the shares would be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to shareholders. If the Fund employs leverage, the Adviser will benefit because the Fund’s managed assets will increase with leverage and the Adviser is compensated based on a percentage of average daily managed assets.

Under the terms of any loan agreement, the Fund may be required to, among other things, pledge some or all of its assets and limit its ability to pay distributions in certain circumstances, incur additional debts and engage in certain transactions. Such agreements could limit the Fund’s ability to pursue its investment strategies. The terms of any loan agreement could be more or less restrictive than those described.

Repurchase Offer Risk.  The Fund, as a fundamental policy, will make quarterly repurchases at NAV for 5% to 25% of shares outstanding, pursuant to Rule 23c-3 under the 1940 Act. See “Periodic Repurchase Offers.” However, the Fund’s shares are less liquid than shares of funds that trade on a stock exchange. See “How to Buy Shares.” Under limited circumstances, and only pursuant to specific regulatory requirements, the Fund may suspend or postpone a quarterly Repurchase Offer upon a vote of the majority of the Board of Trustees, including the Independent Trustees. There is no guarantee that shareholders will be able to sell all of the shares that they desire to sell in a quarterly Repurchase Offer.

The Fund believes that these Repurchase Offers will generally be beneficial to the Fund’s shareholders, and will generally be funded from available cash, sales of portfolio securities, or borrowings. However, the repurchase of common shares by the Fund will decrease the assets of the Fund and, therefore, will have the effect of increasing the Fund’s expense ratio. Repurchase Offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, additional expenses and additional taxable income for shareholders, and may limit the ability of the Fund to participate in new investment opportunities. If a Repurchase Offer is

16

oversubscribed and the Fund determines not to repurchase additional shares beyond the Repurchase Offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next Repurchase Offer to make another repurchase request. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market risk and foreign currency risk to the extent there is any delay between the repurchase request deadline and the date on which the net asset value for tendered shares is determined.

Closed-End Fund Risk.  The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list its shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the shares, and the shares should be considered illiquid. The shares are, therefore, not readily marketable. The shares of closed-end investment companies often trade at a discount from their NAVs and, in the unlikely event that a secondary market for the shares were to develop, Fund shares likewise may trade at a discount from NAV.

Legislation Risk.  To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for affected Borrowers. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of Senior Loan interests relating to highly leveraged transactions or subject such Senior Loan interests to increased regulatory scrutiny, such financial institutions may determine to sell Senior Loan interests in a manner that results in a price that, in the opinion of the Adviser, is not indicative of fair value. Were the Fund to attempt to sell a Senior Loan interest at a time when a financial institution was engaging in such a sale with respect to the Senior Loan interest, the price at which the Fund could consummate such a sale might be adversely affected.

Industry Concentration Risk.  The Fund will concentrate its investments in the financial services industry, subjecting it to greater risk than a fund that is more diversified. Financial services companies are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Credit losses resulting from financial difficulties of borrowers can negatively affect financial services companies. Insurance companies can be subject to severe price competition. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into the securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking have been repealed. These changes may make it more difficult for the Adviser to analyze loans in this industry. Additionally, the recently increased volatility in the financial markets may affect the viability of the financial services industry as a whole in ways that may be difficult to predict.

Non-U.S. Securities Risk.  The Fund’s investments in securities of non-U.S. issuers may involve special risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investment in one region or in the securities of emerging market issuers. These risks may include:

•	less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory requirements;

•	many non-U.S. markets are smaller, less liquid and more volatile, and in a changing market the Adviser may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices it considers reasonable;

•	the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; and

17

•	withholdings for non-U.S. taxes on income and gains from non-U.S. securities, as well as the Fund’s payment of other non-U.S. taxes (e.g., transfer taxes) may decrease the Fund’s return. See “Taxation” below.

Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the United States. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Unanticipated political or social developments may also affect the values of the Fund’s investments and the availability to the Fund of additional investments in such countries.

Currency Risk.  A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Equity Securities Risk.  To the extent the Fund invests in equity securities, the value of its portfolio will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates, or changing investor sentiment. The stock market can be volatile and stock prices can fluctuate drastically from day-to-day. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect the Fund’s NAV, which will fluctuate as the value of the securities held by the Fund changes. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

Prepayment Risk.  Borrowers may pay back principal before the scheduled due date. Such prepayments may require the Fund to replace a Senior Loan with a lower-yielding security. This may adversely affect the NAV of the Fund’s shares.

Limited Information Risk.  The types of Senior Loans in which the Fund will invest historically have not been rated by a nationally recognized statistical rating organization, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.

Non-Diversification Risk.  The Fund has registered as a “non-diversified” investment company so that, subject to its investment restrictions, it will be able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans or Participations of a single Borrower or Participations purchased from a single Lender. See “Investment Restrictions” in the SAI. The Fund does not intend, however, to invest more than 5% of its

18

assets in interests in Senior Loans of a single Borrower, and the Fund intends to limit its investments so as to comply with the diversification requirements imposed by the Code for qualification as a RIC. To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more susceptible than a more widely diversified investment company to the consequences of any single corporate, economic, political or regulatory occurrence affecting such issuers.

Risks Related to Current Market Conditions.  Recently, domestic and international markets have experienced a period of acute stress starting in the real estate and financial sectors and then moving to other sectors of the world economy. This stress has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions could add to the risk of short-term volatility of the Fund.

In addition, debt markets have experienced a period of high volatility, which has negatively impacted market liquidity conditions and prices. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage backed securities market. These concerns expanded to include derivatives, securitized assets and a broad range of other debt securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors. As a result, debt instruments have experienced, and may in the future experience, liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. These market conditions may have an adverse effect on the Fund’s investments and hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments. Market conditions may also make it more difficult or impossible for the Fund to use leverage to the degree required, or make any such leverage more expensive (for example, by increasing interest expense).

Other Investment Practices and Risks

The Adviser may use some or all of the following investment practices when, in its opinion, their use is appropriate. These investment practices involve special risk considerations. Although the Adviser believes that these investment practices may further the Fund’s investment objective, no assurance can be given that the utilization of these investment practices will achieve that result.

Structured Finance Instruments.  The Fund may invest up to 10% of its total assets in structured finance instruments, including asset-backed securities; collateralized loan obligations and collateralized debt obligations; and swaps (including certain “total rate of return swaps”) whose rates of return are determined primarily by reference to the total rate of return on one or more loans referenced in such instruments. The rate of return on the structured finance instrument may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss, because a relatively small decline in the value of a referenced loan could result in a relatively large loss in the value of a structured note. Structured finance instruments may be treated as Senior Loans for purposes of the Fund’s policy of normally investing at least 80% of its net assets (plus any borrowings for investment purposes) in Senior Loans.

Interest Rate Swaps and Other Hedging Transactions.  The Fund may, but is not obligated to, enter into various interest rate hedging and risk management transactions. These interest rate hedging and risk management transactions may be considered to involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives with many different uses. The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio. The Fund may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate Senior Loans the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of its investment portfolio. In addition, the Fund may also engage in hedging transactions, including entering into put and call options, to seek to protect the value of its portfolio against declines in NAV resulting from changes in interest rates or other market changes. Market conditions will determine whether and in what circumstances the Fund would employ any hedging and risk management techniques. The Fund will not engage in any of these transactions for speculative purposes and will use them only as a means to

19

hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the investment portfolio or obligations incurred by the Fund. The Fund will incur brokerage and other costs in connection with its hedging transactions. To the extent that SEC rules and regulations require segregation of assets for certain derivative transactions, the Fund will segregate a portion of its assets while party to these derivative transactions. Special tax considerations may apply to the Fund’s hedging transactions. See “Taxation” below.

The Fund may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Fund will not sell interest rate caps or floors with regard to an underlying indicator that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest (i.e., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments). For example, the Fund may seek to shorten the effective interest rate redetermination period of a Senior Loan to a Borrower that has selected an interest rate redetermination period of one year. The Fund could exchange the Borrower’s obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Fund would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

The purchase of an interest rate cap entitles the purchaser, to the extent that the return on a specified index exceeds a predetermined interest rate, to receive payments at the difference between the return on the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that the return on a specified index falls below a predetermined interest rate, to receive payments at the difference between the return on the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The notional principal amount for interest rate caps and floors is the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs. The Fund will not enter into swaps, caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

In circumstances in which the Adviser anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive with respect to the portfolio assets being hedged. In the case where the Fund purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund’s counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive with respect to floating rate portfolio assets being hedged.

Derivative transactions in which the Fund may engage involve certain risks and considerations. These risks include the imperfect correlation between the value of the derivative instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. The use of derivative transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market value, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security it might otherwise sell. The successful use of swaps, caps and floors depends on the Adviser’s ability to predict correctly the direction and extent of movements in interest rates. Although the Adviser believes that the use of the hedging and risk management techniques described above may benefit the Fund, if the Adviser’s judgment about the direction or extent of the movement in interest rates is incorrect, the Fund’s overall performance would be worse than if it had not entered into any such transaction. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

Additionally, because the Fund enters into over-the-counter forwards, options, swaps and other derivatives financial instruments, the Fund is exposed to the credit risk of its counterparties. Counterparty credit risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payment according to the terms of a contract. Counterparty credit risk is measured as the loss the Fund would record if its counterparties

20

failed to perform pursuant to the terms of their obligations to the Fund. To limit the counterparty credit risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Adviser to present acceptable credit risk.

The Fund will usually enter into interest rate swaps on a net basis (i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess will be maintained. If the Fund enters into a swap on other than a net basis, the Fund will maintain assets equal to the full amount of its obligations under each such swap. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the NYSE or other entities determined by the Adviser to be creditworthy. Because investments in swaps involve the exchange with another party of their respective commitments, the use of swaps subjects the Fund to risk of default by the counterparty. If there is a default by the counterparty to such a transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction, although such remedies may be subject to bankruptcy and may not be sufficient in the event the counterparty is insolvent. The swap market has grown substantially in recent years with a large number of banks and financial services companies acting both as principals and agents utilizing standardized swap documentation. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms that are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

New financial products continue to be developed and the Fund may invest in any such products as may be developed to the extent consistent with its investment objective, the regulatory requirements applicable to investment companies under the 1940 Act and other applicable securities laws, and the U.S. federal income tax requirements applicable to RICs under the Code.

“When-Issued” and “Delayed-Delivery” Transactions.  The Fund may also purchase and sell interests in Senior Loans and other portfolio securities on a “when-issued” and “delayed-delivery” basis. No income accrues to the Fund on such Senior Loans in connection with such purchase transactions prior to the date the Fund actually takes delivery of such Senior Loans. These transactions are subject to market fluctuation; the value of the interests in Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such Senior Loans when delivery occurs may be higher or lower than yields on the Senior Loans obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund engages in “when-issued” and “delayed-delivery” transactions, it will do so for the purpose of acquiring Senior Loans for its investment portfolio consistent with its investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund’s assets that may be used to acquire securities on a “when-issued” or “delayed-delivery” basis.

Repurchase Agreements.  The Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed-upon price on an agreed-upon date) only with member banks of the Federal Reserve System and member firms of the NYSE. When participating in repurchase agreements, the Fund buys securities from a seller (e.g., a bank or brokerage firm) with the agreement that the seller will repurchase the securities at the agreed-upon price at a later date. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. Such transactions afford an opportunity for the Fund to earn a return on available liquid assets at minimal market risk, although the Fund may be subject to various delays and risks of loss if the counterparty is unable to meet its obligation to repurchase. If the counterparty to a repurchase agreement defaults on its repurchase obligation pursuant to the repurchase agreement, the Fund may lose money to the extent proceeds from the sale of collateral are less than the repurchase price. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the Bankruptcy Code, the law regarding the rights of the Fund is unsettled and the Fund’s realization upon the collateral

21

may be delayed or limited. No specific limitation exists as to the percentage of the Fund’s assets that may be used to participate in repurchase agreements.

Reverse Repurchase Agreements.  The Fund may enter into reverse repurchase agreements, without limitation, with respect to securities held by the Fund that could otherwise be sold by the Fund. In a reverse repurchase agreement, the Fund sells a security held by the Fund and simultaneously obtains the commitment of the purchaser (typically, a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed-upon price on an agreed-upon date. The Fund will maintain cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the proceeds of the sale received from the counterparty. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them.

Certain Affiliations.  The Fund and Highland are currently affiliated with NexBank Securities, Inc. (“NexBank”), a Financial Industry Regulatory Authority (“FINRA”) member broker-dealer that is indirectly controlled by the principals of Highland. Absent an exemption from the SEC or other regulatory relief, the Fund generally is precluded from effecting certain principal transactions with affiliated broker-dealers and may be unable to purchase certain Senior Loans in which NexBank participates (as Agent or Lender or buyer or seller in the secondary market) because of regulatory restrictions. Highland does not believe that this will have a material effect on the Fund’s ability to acquire Senior Loans consistent with its investment policies.

MANAGEMENT

Board of Trustees and Investment Adviser

The Board of Trustees has overall management responsibility for the Fund. See “Management” in the SAI for the names of and other information about the Trustees and officers of the Fund.

Highland Capital Management, L.P., NexBank Tower, 13455 Noel Road, Suite 900, Dallas, Texas 75240, serves as the investment adviser to the Fund. The Fund and Highland have entered into an investment advisory agreement pursuant to which Highland is responsible for the selection and ongoing monitoring of the Fund’s investments (“Advisory Agreement”). Highland furnishes offices and provides necessary facilities, equipment and personnel for the management of the Fund.

Organized in March 1993, Highland is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. As of September 30, 2009, Highland had approximately $24.8 billion in assets under management. Highland is also the Fund’s administrator (see “Administrator/Sub-Administrator”). Highland is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder.

Fees and Expenses

Highland provides portfolio management services pursuant to the Advisory Agreement and administrative services to the Fund pursuant to an administration agreement. Highland is entitled to receive a monthly advisory fee from the Fund, computed and accrued daily, based on an annual rate of 0.65% of the average daily managed assets of the Fund for the first $1 billion, 0.60% of the average daily managed assets of the Fund for the next $1 billion, and 0.55% of the average daily managed assets of the Fund over $2 billion. “Average daily managed assets” of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Fund’s Semi-Annual Report for the six months ended February 29, 2009.

Because the fees paid to Highland are calculated on the basis of the Fund’s average daily managed assets, which include the proceeds of leverage, the dollar amount of the fees paid by the Fund to Highland will be higher (and

22

Highland will be benefited to that extent) when leverage is utilized. Highland will utilize leverage only if it believes such action would result in a net benefit to the Fund shareholders after taking into account the higher fees and expenses associated with leverage (including higher advisory and administration fees).

Highland provides office space and executive and other personnel to the Fund. The Fund pays all expenses other than those paid by Highland, including but not limited to printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization.

Certain Legal Proceedings

Matters Relating to the Fund’s Investment in Broadstripe, LLC.  The Fund, the Adviser, other accounts managed by the Adviser, and an unaffiliated investment manager are defendants in a lawsuit filed in Delaware Superior Court on November 17, 2008 (and subsequently amended to include the Trust as a party) by WaveDivision Holdings, LLC and an affiliate, alleging causes of action stemming from the plaintiffs’ 2006 agreements with Millennium Digital Media Systems, LLC (“Millennium”) (now known as Broadstripe, LLC), pursuant to which Millennium had agreed, subject to certain conditions, to sell certain cable television systems to the plaintiffs. During the relevant period, the Fund and other defendants managed by the Adviser held debt obligations of Millennium. As of August 31, 2009, the Fund attributed total value to the Fund’s investment in the Millennium revolving credit agreement and term loan, each of which is secured by a first lien, of an aggregate of approximately $44.5 million. The complaint alleges that the Adviser and an unaffiliated investment manager caused Millennium to terminate the contracts to sell the cable systems to the plaintiffs. The amended complaint seeks compensatory and punitive damages in an unspecified amount to be presented at trial, thus, the Fund cannot predict the amount of a judgment, if any. The Fund and other accounts managed by the Adviser have filed a motion to dismiss the lawsuit. The Adviser and the Fund intend to continue to defend this action vigorously.

In addition, the Fund and other funds managed by the Adviser that held certain debt issued by Millennium are defendants in a complaint filed on May 8, 2009 by the official committee of unsecured creditors of Millennium and its affiliated debtors (collectively, the “Debtors”) in the United States Bankruptcy Court for the District of Delaware. The complaint alleges various causes of action against the Fund, the Adviser and certain other funds managed by the Adviser and seeks various relief, including recharacterization and equitable subordination of the debt held by the Fund and the other funds and recovery of certain payments made by the Debtors to the Fund and the other funds. The Fund and other defendants managed by the Adviser have filed a motion for summary judgment on all of the claims in the complaint. The Adviser and the Fund intend to continue to defend this action vigorously. The Fund believes that the resolution of the matters described in this subsection are unlikely to have a material adverse effect on the Fund. If the Debtors were to succeed in their causes of action, all or a portion of the Fund’s investment in Millennium may not be recoverable.

Matters Relating to the Adviser.  The Adviser and two affiliated unregistered investment vehicles are defendants in a complaint filed on February 24, 2009 in the Supreme Court of the State of New York, New York County, by UBS Securities LLC and UBS AG, London Branch. The Fund is not a party to this action. The lawsuit relates to a warehouse facility formed for a proposed collateralized debt obligation, or CDO, transaction that was not completed. Under the warehouse facility, the plaintiffs acquired a portfolio of securities and instruments in anticipation of an offering to be made by the proposed CDO of its debt and equity securities to be secured by those securities and instruments. The plaintiffs seek monetary damages of approximately $745 million, plus certain costs, fees and expenses based on alleged breaches of contract. The Adviser believes that it has meritorious defenses and intends to continue to vigorously defend against the claims. Based on its analysis of the case, the Adviser believes that this matter is not likely to have a material adverse effect upon its ability to perform its Advisory Agreement with the Fund. However, the Adviser cannot predict the ultimate outcome of the matter, and any substantial final disposition of the matter adverse to the Adviser would have a material adverse effect on the Adviser’s ability to perform its obligations under the Advisory Agreement with the Fund, and potentially, on the operations of the Fund.

23

Portfolio Managers

The Fund’s portfolio is managed by Brad Means and Greg Stuecheli. Mr. Means and Mr. Stuecheli have managed the portfolio since December 2008. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities issued by the Fund.

Brad Means.  Mr. Means is a Senior Portfolio Manager at Highland. Prior to joining Highland in May 2004, Mr. Means was a Managing Director in FTI Consulting’s Corporate Finance group where he worked on corporate turnaround, restructuring and bankruptcy advisory engagements. From 1998 to 2001, he was a Director in PricewaterhouseCoopers LLP’s Chairman’s Office and focused on enterprise strategy, venture capital, business development and divestiture initiatives. Prior to his role in the Chairman’s Office, Mr. Means worked in the Strategic Change Consulting and the Assurance & Business Advisory groups of Price Waterhouse serving clients across a broad range of industries including Automotive, Energy, Financials and Industrials. He holds an MBA from the Stanford Graduate School of Business and a BSBA in Finance and Accounting from Creighton University. Mr. Means has earned the right to use the Chartered Financial Analyst designation.

Greg Stuecheli.  Mr. Stuecheli is a Senior Portfolio Manager at Highland. Prior to his current duties, Mr. Stuecheli was a Portfolio Manager for Highland covering distressed and special situation credit and equity investments. Prior to joining Highland in June 2002, Mr. Stuecheli served as an analyst for Gryphon Management Partners, LP from 2000 to 2002, where his primary responsibilities included researching long and short investment ideas. In 1999, Mr. Stuecheli was a Summer Associate at Hicks, Muse, Tate & Furst, and from 1995 to 1998, Mr. Stuecheli worked as a chemical engineer at Jacobs Engineering Group and Cytec Industries. Mr. Stuecheli received an MBA from Southern Methodist University and a BS in Chemical Engineering from Rensselaer Polytechnic Institute. He has earned the right to use the Chartered Financial Analyst designation.

Administrator/Sub-Administrator

Highland provides administration services to the Fund for a monthly administration fee, computed and accrued daily, at an annual rate of 0.20% of the Fund’s average daily managed assets. In such capacity, Highland generally assists the Fund in all aspects of its administration and operations. Under a separate sub-administration agreement, Highland has delegated certain administrative functions to PNC Global Investment Servicing (“PNC”), 760 Moore Road, King of Prussia, Pennsylvania, 19406, and pays PNC a portion of the fee it receives from the Fund (0.01%). PNC has agreed to: provide corporate secretarial services; prepare and file various reports with the appropriate regulatory agencies; assist in preparing various materials required by the SEC; and prepare various materials required by any state securities commission having jurisdiction over the Fund.

Accounting Services Agent

PNC provides accounting services to the Fund pursuant to an accounting services agreement. PNC has agreed to provide accounting and bookkeeping services for the Fund, including the calculation of the Fund’s NAV.

Underwriter

The Fund’s shares are offered for sale on a continuous basis through PFPC Distributors, Inc. (the “Underwriter”), pursuant to an underwriting agreement (the “Underwriting Agreement”) with the Fund. PFPC Distributors, Inc. is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. Shareholders and Financial Advisors (as defined under “How to Buy Shares”) should not send any transaction or account requests to this address. The Fund’s shares are offered for sale on a best efforts basis at a public offering price equal to their net asset value per share plus any applicable sales charge. The proceeds of the offering will be available to the Fund for investment in accordance with the Fund’s investment objective and policies. See “How to Buy Shares” below.

The Underwriter is a broker-dealer registered with the SEC and unaffiliated with the Fund. Pursuant to the Underwriting Agreement, the Fund agrees to indemnify and hold harmless the Underwriter, its affiliates and its officers, directors, employees, and control persons from and against all claims, costs, expenses, losses, damages, charges, payments and liabilities of any sort or kind (including attorneys’ fees and disbursements) arising (i) directly or indirectly

24

from any action taken or omitted to be taken by the Underwriter in connection with the Underwriting Agreement or the provision of services to the Fund, except for those claims, costs, expenses, losses, damages, charges, payments or liabilities resulting from the Underwriter’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties; or (ii) out of or based upon any untrue statement or omission of a material fact contained in any Registration Statement, Prospectus, Statement of Additional Information, or sales literature (including amendments and supplements thereto), unless such claims, costs, expenses, losses, damages, charges, payments or liabilities arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission in any written information relating to the Underwriter furnished to the Fund specifically for inclusion in the Fund’s Registration Statement, Prospectus, Statement of Additional Information or sales literature (including amendments or supplements thereto).

Transfer Agent

PNC is the agent of the Fund for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records (“Transfer Agent”).

Custodian

PFPC Trust Company (which will be renamed PNC Trust Company effective June 7, 2010), located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, is the custodian of the Fund. PFPC Trust Company, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities and other investments bought and sold by the Fund.

HOW TO BUY SHARES

You can purchase shares of the Fund on any day that the NYSE is open for business (see “Net Asset Value”). You can purchase shares of the Fund from any financial advisor, broker-dealer or other financial intermediary that has entered into an agreement with the Underwriter with respect to the sale of shares of the Fund (a “Financial Advisor”) or from the Transfer Agent. Your Financial Advisor can help you establish an appropriate investment portfolio, buy shares, and monitor your investments. The Fund has authorized Financial Advisors to receive purchase and redemption orders on its behalf. Financial Advisors are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when a Financial Advisor or its authorized designee receives the order in “good order.” The specific requirements for “good order” depend on the type of transaction and method of purchase. Contact Highland if you have questions about your circumstances. Generally, “good order” means that you placed your order with your Financial Advisor or its authorized designee or your payment (made in accordance with any of the methods set forth in the table below) has been received and your application is complete, including all necessary documentation and signatures. Customer orders will be priced at the Fund’s NAV per share next computed after the orders are received by a Financial Advisor or its authorized designee in good order. Investors may be charged a fee by their Financial Advisor, payable to the Financial Advisor and not the Fund, if investors effect a transaction in Fund shares through either a Financial Advisor or its authorized designee.

The USA PATRIOT Act may require the Fund, a Financial Advisor or its authorized designee to obtain certain personal information from you, which will be used to verify your identity. If you do not provide the information, it may not be possible to open your account. If the Fund, a Financial Advisor or authorized designee is unable to verify your customer information, the Fund reserves the right to close your account or to take such other steps as it deems reasonable.

25

Outlined below are various methods for buying shares of the Fund:

Method	Instructions

Through your Financial Advisor	Your Financial Advisor can help you establish your account and buy shares on your behalf. To receive the current trading day’s price, your Financial Advisor must receive your request in good order prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern Time. Your Financial Advisor may charge you fees for executing the purchase for you.
By check (new account)(1)	For new accounts, send to the Fund c/o the Transfer Agent, at the address noted below,(2) a completed application and check made payable to the Fund. All purchases must be in U.S. Dollars and must be drawn on a U.S. bank. Highland Funds does not accept cash, U.S. savings bonds, traveler’s checks, money orders, California warrant checks, starter checks, third party checks, credit card courtesy checks, or third-party checks. Checks dated six months old or older, and post-dated checks will not be accepted.
By check (existing account)(1)	For existing accounts, fill out and return to the Fund c/o the Transfer Agent, at the address noted below,(2) the additional investment stub included in your account statement, or send a letter of instruction including the Fund name and account number with a check made payable to the Fund. All purchases must be in U.S. Dollars and must be drawn on a U.S. bank. Highland Funds does not accept cash, U.S. savings bonds, traveler’s checks, money orders, California warrant checks, starter checks, third party checks, credit card courtesy checks, or third-party checks. Checks dated six months old or older, and post-dated checks will not be accepted.
By exchange	You or your Financial Advisor may acquire shares of the Fund for your account by exchanging shares you own in certain other funds advised by Highland for shares of the same class of the Fund at no additional cost (see “Exchange of Shares”). To exchange, send written instructions to the Fund, c/o the Transfer Agent, at the address noted below(2) or call (877) 665-1287.

26

Method	Instructions

By wire	You may purchase shares of the Fund by wiring money from your bank account to your Fund account. Send funds by wire to:
PNC Bank, N.A. Philadelphia, PA ABA # 031-0000-53 FFC # 8615597735 Highland Funds FBO: (Highland Floating Rate Advantage Fund/[your account number])
To receive the current trading day’s price, your wire, along with a valid account number, must be received in your Fund account prior to the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time.
If your initial purchase of shares is by wire, you must first complete a new account application and promptly mail it to the Fund, c/o the Transfer Agent, at the address noted below.(2) After completing a new account application, please call (877) 665-1287 to obtain your account number. Please include your account number on the wire.
By electronic funds transfer via an automated clearing house (“ACH”) transaction(1)	You may purchase shares of the Fund by electronically transferring money from your bank account to your Fund account by calling (877) 665-1287. An electronic funds transfer may take up to two business days to settle and be considered in good order. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
Automatic investment plan	You may make monthly or quarterly investments automatically from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds transfer. For this feature, please call the Fund at (877) 665-1287 or visit the Fund’s website (http://www.highlandfunds.com).

(1)	The redemption of shares purchased by check or an automated clearing house (“ACH”) transaction is subject to certain limitations. Any purchase by check or ACH transaction that does not clear may be cancelled, and the investor will be responsible for any associated expenses and losses to the Fund.

(2)	Regular Mail: Send to the Fund c/o PNC Global Investment Servicing, P.O. Box 9840, Providence, RI 02940. Overnight Mail: Send to the Fund c/o PNC Global Investment Servicing, 101 Sabin Street, Pawtucket, RI 02860.

Investment Minimums*

Initial Investment	$2,500
Subsequent Investments	$50
Automatic Investment Plan**	$50

*	For retirement plans, the investment minimum is $25 for each of the initial investment, subsequent investments and the automatic investment plan.

**	Your account must already be established and satisfy the initial investment minimum.

27

The Fund reserves the right to change the investment minimums. The Fund also reserves the right to reject for any reason, or cancel as permitted or required by law, any purchase order. In addition, without notice, the Fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

ELIGIBLE INVESTORS

Only Eligible Investors may purchase Class Z Shares. Eligible Investors are as follows:

•	Clients of broker-dealers or registered investment advisers that both recommend the purchase of Fund shares and charge clients an asset-based fee;

•	A retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from the Fund or through a third party broker-dealer;

•	Any insurance company, trust company or bank purchasing shares for its own account;

•	Any endowment, investment company or foundation; and

•	Any trustee of the Fund, any employee of Highland and any family member of any such trustee or employee.

The Fund reserves the right to change the criteria for Eligible Investors. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interests of the Fund and its shareholders.

MULTIPLE SHARE CLASSES

The Fund offers one class of shares in this Prospectus, Class Z Shares, which are available to Eligible Investors at NAV without a sales charge or CDSC. In a separate prospectus, the Fund also offers three additional classes of shares — Class A, Class B and Class C Shares. The Fund discontinued selling Class B Shares to new and existing investors following the close of business on May 2, 2005, except that existing Class B Share investors may still reinvest distributions in Class B Shares. The Fund may offer additional classes of shares in the future.

Each share class has its own expense structure. In general, anyone who is eligible to purchase Class Z Shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.

The Fund has received exemptive relief from the SEC with respect to the Fund’s distribution and service fee arrangements, CDSCs and multi-class structure. As a condition of such relief, the Fund will be required to comply with regulations that would not otherwise be applicable to the Fund.

PERIODIC REPURCHASE OFFERS

The Board has adopted share repurchase policies as fundamental policies. These policies, which may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), provide that each quarter, the Fund intends to make a Repurchase Offer to repurchase a portion of the outstanding shares from shareholders who request repurchases. Shares will normally be repurchased at the NAV per share determined as of the close of regular trading on the NYSE on the date the Repurchase Offer ends or within a maximum of 14 days after the Repurchase Offer ends as described below.

Repurchase Procedure

At the beginning of each Repurchase Offer, shareholders will be notified in writing about the Repurchase Offer, how they may request that the Fund repurchase their shares and the Repurchase Request Deadline, which is the date the Repurchase Offer ends. The time between the notification of shareholders and the Repurchase Request Deadline may vary from no more than six weeks to no less than three weeks. For each Repurchase Offer, it is anticipated that each Repurchase Request Deadline will be on or about the 15th day in each of the months of February, May, August and November or, if the 15th day is not a business day, on the next business day. The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. It is anticipated that

28

normally the Repurchase Pricing Date will be the same date as the Repurchase Request Deadline, and if so, the Repurchase Request Deadline will be set for a time no later than the close of regular trading on the NYSE on such date. The Fund has determined that the Repurchase Pricing Date may occur no later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day.

The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act and other pertinent laws. Shares tendered for repurchase by shareholders by any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to shareholders in cash prior to the Repurchase Payment Deadline.

Repurchase Offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested, which may reduce returns. Moreover, diminution in the size of the Fund through repurchases without offsetting new sales of Fund shares may result in untimely sales of Senior Loans and other portfolio securities and a higher expense ratio and may limit the ability of the Fund to participate in new investment opportunities. An untimely sale of the Fund’s Senior Loans or other portfolio investments may adversely affect the market for such investments and reduce the Fund’s value. The Fund may recognize income and gains in connection with any such liquidation of portfolio securities, which could increase the amount of distributions made by the Fund to its shareholders and thus be taxable to shareholders. See “Taxation” below. The Fund may borrow to meet repurchase obligations, which entails risks and costs. See “Principal Risks — Leverage Risk.”

Repurchase Amounts

The Board, or a committee thereof, in its sole discretion after considering the recommendation of the Adviser, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. However, the Repurchase Offer Amount will be at least 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given Repurchase Offer, the Fund may repurchase an additional amount of shares of up to 2% of the shares outstanding on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if the Fund determines to repurchase the additional 2% of the shares outstanding, but Fund shareholders tender shares for repurchase in excess of that amount, the Fund will repurchase the shares on a pro rata basis. The Fund may, however, accept all shares offered for repurchase by shareholders who own less than 100 shares and who offer all their shares, before accepting on a pro rata basis shares offered by other shareholders. In the event there is an oversubscription of a Repurchase Offer, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during the Repurchase Offer.

Notices to Shareholders

Notice of each quarterly Repurchase Offer (and any additional discretionary repurchase offers) will be mailed to each beneficial owner of shares between 21 and 42 days before each Repurchase Request Deadline. The notice will contain information shareholders should consider in deciding whether or not to tender their shares for repurchase. The notice will also include detailed instructions on how to tender shares for repurchase. The notice will state the Repurchase Offer Amount. The notice will also identify the dates of the Repurchase Request Deadline, scheduled Repurchase Pricing Date, and scheduled Repurchase Payment Deadline. The notice will describe the risk of fluctuation in the NAV between the Repurchase Request Deadline and the Repurchase Pricing Date, if such dates do not coincide, and the possibility that the Fund may use an earlier Repurchase Pricing Date than the scheduled Repurchase Pricing Date (if the scheduled Repurchase Pricing Date is not the Repurchase Request Deadline). The notice will describe (i) the procedures for shareholders to tender their shares for repurchase, (ii) the procedures for the Fund to repurchase shares on a pro rata basis, (iii) the circumstances in which the Fund may suspend or postpone a Repurchase Offer, and (iv) the procedures that will enable shareholders to withdraw or modify their tenders of shares for repurchase until the Repurchase Request Deadline. The notice will set forth the NAV of the shares to be repurchased no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notice date.

29

Repurchase Price

The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. If you choose to receive your repurchase proceeds via wire transfer, the Transfer Agent will charge you a fee (currently $9.00) for each wire. You may call (877) 665-1287 to learn the NAV per share. The notice of the Repurchase Offer will also provide information concerning the NAV per share, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the Repurchase Offer.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a Repurchase Offer upon a vote of a majority of the Board of Trustees, including the Independent Trustees, only: (a) if making or effecting the Repurchase Offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets (a) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline; or (b) that mature by the Repurchase Payment Deadline.

The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the Repurchase Offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

EXCHANGE OF SHARES

Shareholders of the Fund whose shares are repurchased during a Repurchase Offer may exchange those shares for shares of the same share class of Highland Floating Rate Fund (the “Floating Rate Fund”), and such exchanges will be effected at the daily NAV per share, plus any applicable redemption or exchange fee with respect to the exchanged shares. If you do not currently have an account in the Floating Rate Fund, you will need to exchange at least $2,500 ($25 for individual retirement accounts) of Fund shares in order to satisfy the Floating Rate Fund’s current minimum investment account requirement. Call (877) 665-1287 for the Floating Rate Fund’s prospectus, including applicable investment minimums, and read it carefully before investing.

Shareholders of the Fund whose shares are repurchased during a Repurchase Offer may also exchange those shares for shares of the same share class of Highland Long/Short Equity Fund and Highland Healthcare Fund (each, a “Highland Fund” and collectively, the “Highland Funds”), and such exchanges will be effected at the relative daily NAVs per share, plus any applicable redemption or exchange fee with respect to the exchanged shares. If you do not currently have an account in the Highland Fund into which you wish to exchange your shares, you will need to exchange at least $5,000 ($25 for individual retirement accounts) of Fund shares in order to satisfy the applicable Highland Fund’s current minimum investment account requirement. Call (877) 665-1287 for any Highland Fund’s prospectus, including applicable investment minimums, and read it carefully before investing.

Additionally, shareholders of the Fund whose shares are repurchased during a Repurchase offer may also exchange those shares for shares of the RBB Money Market Fund (the “Money Market Fund”), a money market mutual fund advised by BlackRock Institutional Management Corporation. The minimum to open an account in the Money Market

30

Fund is currently $1,000. Call (877) 665-1287 for the Money Market Fund prospectus, including applicable investment minimums, and read it carefully before investing.

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the Fund may reject any exchange request for any reason, including if it does not think that the exchange is in the best interests of the Fund and/or its shareholders. The Fund may also terminate your exchange privilege if the Adviser determines that your exchange activity is likely to adversely impact its ability to manage the Fund or if the Fund otherwise determines that your exchange activity is contrary to its short-term trading policies and procedures.

Unless your account is part of a tax-deferred retirement account or other tax-advantaged arrangement, an exchange is a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes. See “Taxation.” To exchange by telephone, call (877) 665-1287. Please have your account and taxpayer identification number available when calling.

NET ASSET VALUE

The NAV per share of each class of the Fund’s shares is calculated as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time, on each day that the NYSE is open for business. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day or on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The NAV per share of each class of shares of the Fund is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the class of shares by the total number of shares of the class outstanding at the time the determination is made. The price of a particular class of the Fund’s shares for the purpose of purchases will be based upon the calculation of NAV per share of the Fund next made after the purchase order is received in good order. The Fund’s portfolio securities are valued in accordance with the Fund’s valuation policies approved by the Board of Trustees. The value of the Fund’s investments is generally determined as follows:

•	Portfolio securities for which market quotations are readily available are valued at their current market value, except that debt securities that are not credit-impaired and have remaining maturities of 60 days or less will be valued at amortized cost, a method of valuation which approximates market value.

•	Foreign securities listed on foreign exchanges are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekend or other days when a fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of the Fund.

•	Investments by the Fund in any other mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

•	All other portfolio securities, including derivatives and cases where market quotations are not readily available, are valued at fair value as determined in good faith pursuant to procedures established by the Board of Trustees. Pursuant to the Fund’s pricing procedures, securities for which market quotations are not readily available may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the price at which the security is currently priced by the Fund which holds the security). Market quotations may also be not “readily available” if an event occurs after the close of the principal exchange on which a portfolio security trades (but before the time for calculation of the Fund’s NAV) if that event affects or is likely to affect (more than minimally) the NAV per share of the Fund. Fair value pricing involves judgments that are inherently subjective and inexact; as a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

31

The following table sets forth, for the quarterly periods ending on the dates set forth below, the high and low NAV per share for Class Z Shares of the Fund during such period:

	Class Z
Quarterly Period Ending	High	Low

November 30, 2009	$6.37	$5.98
August 31, 2009	$6.02	$5.50
May 31, 2009	$5.68	$5.31
February 28, 2009	$6.20	$5.52
November 30, 2008	$9.65	$6.21
August 31, 2008	$10.26	$9.69
May 31, 2008	$10.29	$9.98
February 29, 2008	$11.50	$10.29
November 30, 2007	$11.99	$11.49
August 31, 2007	$12.57	$11.75
May 31, 2007	$12.57	$12.51
February 28, 2007	$12.54	$12.43

As of December 1, 2009, the NAV per Class Z Share was $6.34.

DIVIDENDS AND DISTRIBUTIONS

Income dividends, if any, are declared each business day and paid monthly on the last business day of each month. Capital gain distributions, if any, are made at least annually, usually in December. Shares accrue dividends as long as they are issued and outstanding (i.e., from the day after the payment for the purchase order is received to the day the repurchase settles).

Dividend payments are not guaranteed and may vary with each payment. The Fund does not pay “interest” or guarantee any fixed rate of return.

If you do not indicate on your application your preferences for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund. You can choose one of the following options for distributions when you open your account: (1) reinvest all distributions in additional shares of the Fund; (2) receive dividends in cash and reinvest capital gains; or (3) receive all distributions in cash. Unless otherwise determined by the Fund, distributions to you of $10 or less will automatically be reinvested in additional shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares.

Reinvested distributions are taxed in the same manner as cash distributions. See “Taxation” below.

The Fund is authorized to borrow money subject to certain restrictions. See “Investment and Risk Information — Borrowing.” Under the 1940 Act, the Fund may not declare any dividend or other distribution on its shares unless the Fund has, at the time of declaration, asset coverage of at least 300% of its aggregate indebtedness, after deducting the amount of the distribution. This limitation may impair the Fund’s ability to maintain its qualification for taxation as a RIC for U.S. federal income tax purposes.

TAXATION

The following discussion is a summary of some important U.S. federal income tax considerations affecting the Fund and its U.S. shareholders. It reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (the “IRS”) and other applicable authorities, as of the date of this prospectus. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative or judicial interpretations. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax law concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. For more information, please see “Additional Income Tax

32

Considerations” in the SAI. Because each shareholder’s tax situation is unique, you should ask your tax professional about the tax consequences to you of an investment in the Fund.

The Fund intends to elect to be treated and qualify annually as a RIC under Subchapter M of the Code. Accordingly, if the Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders in a timely manner in the form of dividends or capital gains dividends (as defined below). The Fund intends to distribute at least annually all or substantially all of its income and capital gains. The Fund will be subject to a Fund-level income tax at regular corporate income tax rates on any taxable income or gains that it does not distribute to its shareholders.

Additionally, if for any taxable year the Fund does not qualify as a RIC, all of its taxable income would be subject to a Fund-level tax at regular corporate income tax rates without any deduction for distributions to shareholders. This treatment would reduce the Fund’s net income available for investment or distribution to its shareholders. In addition, all distributions from earnings and profits, including any net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders or to be treated as “qualified dividend income” in the case of individual shareholders. The Fund also could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year, and (iii) any undistributed amounts described in (i) and (ii) above from the prior year on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement. In addition, the Fund reserves the right to pay the excise tax instead of making additional distributions when circumstances warrant (e.g., payment of the excise tax is deemed by the Fund to be de minimis).

Certain of the Fund’s investment practices, including derivative transactions and hedging activities generally, as well as the Fund’s investments in certain types of securities, including loans or other debt obligations issued or purchased at a discount and asset-backed securities, may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gains or “qualified dividend income” into higher taxed short-term capital gains or ordinary income; (iii) accelerate the recognition of income; (iv) convert short-term losses into long-term losses; (v) cause the Fund to recognize income or gain without a corresponding receipt of cash; (vi) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; (vii) cause adjustments in the holding periods of the Fund’s securities; or (viii) otherwise adversely alter the characterization of certain complex financial transactions. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to Fund shareholders. In particular, a substantial portion of the Fund’s investments in loans and other debt obligations will be treated as having “market discount” and/or “original issue discount” for U.S. federal income tax purposes, which, in some cases, could be significant, and could cause the Fund to recognize income in respect of these investments before, or without receiving, cash representing such income. The Fund intends to monitor its transactions and may make certain tax elections. In addition, the Fund may be required to, among other things, borrow money or dispose of securities (including at a time when it is not advantageous to do so) to mitigate the effect of these, as well as certain of the other, provisions described above, prevent the Fund’s disqualification as a RIC, or avoid incurring Fund-level U.S. federal income and/or excise taxes.

Investments in below investment grade loans and other debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on a distressed debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or

33

worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and that it does not become subject to Fund-level U.S. federal income and/or excise taxes.

Special tax rules may change the treatment of gains or losses recognized by the Fund when the Fund invests in certain foreign securities or engages in certain foreign currency transactions. The application of these special rules may also affect the timing, amount and character of distributions made by the Fund. In addition, dividend, interest and other income received by the Fund from investments outside the United States may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between the United States and other countries may reduce or eliminate such taxes. The Fund does not expect that it will be eligible to elect to treat any foreign taxes it paid as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund’s underlying investments.

Distributions paid to you by the Fund from its net realized long-term capital gains (that is, the excess of any net long-term capital gain over net short-term capital loss) that the Fund designates as capital gain dividends (“capital gain dividends”) are generally taxable to you as long-term capital gain, regardless of how long you have held your shares. Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with a 0% rate applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this special rate to taxable years beginning on or after January 1, 2011. All other dividends paid to you by the Fund (including dividends from short-term capital gains (that is, the excess of any net short-term capital gain over any long-term capital loss)) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally taxable to you as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided holding periods and other requirements are met at both the shareholder and Fund level. It is currently unclear whether Congress will extend this provision to taxable years beginning on or after January 1, 2011. It generally is not expected that Fund distributions will qualify for favorable tax treatment as “qualified dividend income” for individual shareholders or as income eligible for the dividend-received deduction for corporate shareholders.

Dividends and other taxable distributions are taxable to you whether received in cash or reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified record date in one of those months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the previous calendar year.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase shares just prior to a distribution (other than a distribution of net investment income that is declared daily), you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.

The Fund will send you a written notice after the end of each calendar year setting forth the amount and tax status of any dividends or other distributions paid to you by the Fund. Ordinary income dividends and capital gain dividends may also be subject to state, local and other taxes.

In general, you will realize a taxable gain or loss on the sale or other disposition of your shares in a secondary market transaction depending upon your basis in the shares sold or exchanged. If you tender all of your shares for repurchase pursuant to a Repurchase Offer (including any exchange of shares for shares of another Highland Fund as described in “Exchange of Shares”) and you do not own any other shares pursuant to attribution rules contained in Section 318 of the Code, you will similarly realize a taxable gain or loss depending upon your basis in the shares. Such gain or loss realized on the disposition of shares (whether pursuant to a Repurchase Offer or in connection with a sale, exchange or other taxable disposition of shares) generally will be treated as long-term capital gain or loss if the shares have been held as a capital asset for more than one year and as short-term capital gain or loss if held as a capital asset for one year or less. If shares are sold (or exchanged) at a loss after being held for six months or less, the loss will be treated as long-term instead of short-term capital loss to the extent of any capital gain dividends received by you with respect to those shares. All or a portion of any loss realized on a sale or exchange of shares of the Fund will be

34

disallowed if you acquire other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

If, after a repurchase of shares pursuant to a Repurchase Offer, you continue to own, directly or by attribution, any shares of the Fund, it is possible that amounts received by you in the repurchase will be taxable to you as a dividend at ordinary income tax rates, and there is a risk that shareholders who do not have any of their shares repurchased in that Repurchase Offer also would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund. Use of the Fund’s cash to repurchase shares as part of a Repurchase Offer may adversely affect the Fund’s ability to satisfy the RIC distribution requirements. The Fund may also recognize income and gain in connection with the sale of portfolio securities to fund share repurchases. Any such income and gain would be taken into account in determining whether the Fund has satisfied the RIC distribution requirements and thus could result in additional taxable distributions being made to shareholders. See “Additional Income Tax Considerations” in the SAI for more information regarding the tax consequences to shareholders of a Repurchase Offer.

The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to you if: (i) you fail to provide the Fund (or its agent) with the your correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification; or (ii) the Fund has been notified by the IRS that you are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF INVESTMENT IN THE FUND. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE FUND CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING THEIR PARTICULAR SITUATIONS AND THE POSSIBLE APPLICATION OF FEDERAL, STATE, LOCAL AND FOREIGN INCOME OR OTHER TAX LAWS.

ORGANIZATION AND DESCRIPTION OF SHARES

The Fund is a Delaware statutory trust organized under an Agreement and Declaration of Trust (“Declaration of Trust”) dated November 26, 2007. The Fund is the successor in interest to a Massachusetts business trust of the same name. The Declaration of Trust authorizes an unlimited number of shares of beneficial interest, which may be divided into separate and distinct series and classes. The Fund is a continuously offered, non-diversified, closed-end management investment company that offers four classes of shares — Class A, Class B, Class C and Class Z Shares. Class A, Class B and Class C Shares are offered through a separate prospectus. The shares are not, and are not expected to be, listed for trading on any national securities exchange nor, to the Fund’s knowledge, is there, or is there expected to be, any secondary trading market in the shares.

Amendments to Declaration of Trust

The Declaration of Trust may be amended by a majority of the Fund’s Trustees without shareholder approval except that shareholder approval is required to vote on certain amendments, such as those affecting the voting rights of shareholders. Generally, effecting such amendments requires the affirmative vote of a majority of the shares represented in person or by proxy at a shareholder meeting and entitled to vote on the amendment.

Limitation of Liability of Shareholders, Trustees and Officers

Consistent with the Delaware Statutory Trust Act, the Declaration of Trust provides that shareholders of the Fund will not be subject in such capacity to any personal liability whatsoever to any person in connection with property

35

of the Fund or the acts, obligations or affairs of the Fund. Shareholders of the Fund will have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware corporate law. The Declaration of Trust provides that no trustee or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any person, save only liability to the Fund or its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such person; and, subject to the foregoing exception, all such persons shall look solely to the property of the Fund for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any shareholder, trustee or officer of the Fund is made party to any suit or proceeding to enforce any such liability, subject to the foregoing exception (in the case of trustees and officers), he shall not, on account thereof, be held to any personal liability.

Dividends, Voting and Liquidation Rights

Each common share of beneficial interest of the Fund that is entitled to vote on a matter has one vote for each whole share owned and a proportionate fractional vote for each fractional share owned and shares equally with other shares of its class in dividends and distributions when and if declared by the Fund and in the Fund’s net assets upon liquidation. All shares, when issued, are fully paid and are non-assessable by the Fund. There are no preemptive or conversion rights applicable to any of the common shares except for such conversion rights that may be established by the Trustees in connection with the designation of a class of shares including the conversion of Class B Shares to Class A Shares eight years after purchase. Fund shares do not have cumulative voting rights and, as such, holders of a plurality of the shares present in person or represented by proxy entitled to vote on the election of Trustees at the meeting will elect the Trustees, and the remaining shareholders would not be able to elect any Trustees. The Fund does not intend to hold meetings of shareholders annually.

Anti-Takeover Provisions in the Declaration of Trust

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund. In addition, in the event a secondary market were to develop in the shares, such provisions could have the effect of depriving shareholders of an opportunity to receive any premium for their shares.

Termination and Merger/Consolidation Transactions

The Declaration of Trust provides that the Fund may be terminated by a vote of 80% of the Trustees and 80% of the “Continuing Trustees.” A “Continuing Trustee” is any member of the Board of Trustees who either (a) has been a member of the Board of Trustees for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (b) was nominated to serve as a member of the Board of Trustees by a majority of the then Continuing Trustees. Similarly, the Declaration of Trust provides that the Trustees may (subject to limited exceptions), without shareholder approval, by vote of 80% of the Trustees and 80% of the Continuing Trustees authorize mergers, consolidations, and reorganizations of the Fund with another trust, series or other business organizations, if the resulting entity is a closed-end management company, as defined in the 1940 Act, or sell all or substantially all of the assets of the Fund.

Status of Shares

The Board may classify or reclassify any issued or unissued shares of the Fund into shares of any class by redesignating such shares or by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of repurchase of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act.

36

As of November 30, 2009, the following shares of the Fund were outstanding:

		(3)	(4)
	(2)	Amount held	Amount Outstanding
(1)	Amount	by Fund	Exclusive of Amount
Title of Class	Authorized	for its Account	Shown Under (3)

Class A	Unlimited	0	33,407,402.885
Class B	Unlimited	0	3,093,730.177
Class C	Unlimited	0	57,286,338.361
Class Z	Unlimited	0	10,153,062.740

MAILINGS TO SHAREHOLDERS

In order to reduce duplicative mail and fees and expenses of the Fund, we may, in accordance with applicable law, send a single copy of the Fund’s Prospectus and shareholder reports to your household even if more than one family member in your household owns shares of the Fund. Additional copies of the Prospectus and shareholder reports may be obtained by calling (877) 665-1287. If you do not want us to consolidate your Fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will furnish separate mailings, in accordance with instructions, within 30 days of your request. The Fund will mail these and other account documents without charge, but may charge for special services such as requests for historical transcripts of accounts.

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

37

38

PRIVACY POLICY

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information.  We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;

•	Web site information, including any information captured through our use of “cookies”; and

•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information.  We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information.  We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

Highland Funds c/o PNC Global Investment Servicing 101 Sabin Street Pawtucket, RI 02860 www.highlandfunds.com 123109-ADV-PROSZ

Statement of Additional Information Dated December 31, 2009
HIGHLAND FLOATING RATE ADVANTAGE FUND
Class A, Class B, Class C and Class Z Shares
NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240
(877) 665-1287
          This Statement of Additional Information (“SAI”) is not a prospectus but provides additional information that should be read in conjunction with the Fund’s Class A, Class B and Class C Shares Prospectus and Class Z Shares Prospectus, each dated December 31, 2009, and any supplements thereto. Copies of the Fund’s Prospectuses are available by calling the Fund at (877) 665-1287, visiting the Fund’s website (http://www.highlandfunds.com) or writing to the Fund c/o PNC Global Investment Servicing, P.O. Box 9840, Providence, RI 02940. Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund’s Prospectuses.

THE FUND
          Highland Floating Rate Advantage Fund, a Delaware statutory trust that is the successor in interest to a Massachusetts business trust of the same name (the “Fund”), is a non-diversified, closed-end management investment company. The Fund is engaged in a continuous public offering of its shares. The Fund makes Repurchase Offers on a quarterly basis to repurchase between 5% and 25% of its outstanding shares at the then current net asset value (“NAV”) of the shares. On October 18, 2004, the Fund’s name was changed from Columbia Floating Rate Advantage Fund to its current name. The Fund was formerly named the Liberty Floating Rate Advantage Fund until November 6, 2003. The Fund has four classes of shares—Class A, Class B, Class C and Class Z. The Fund discontinued selling Class B Shares to new and existing investors following the close of business on May 2, 2005, except that existing investors may still reinvest distributions in Class B Shares.
          Highland Capital Management, L.P. (“Highland” or the “Adviser”) provides investment advisory and administrative services to the Fund.
INVESTMENT POLICIES AND STRATEGIES
          The following information supplements the discussion of the investment policies and strategies of the Fund described in the Prospectuses. In pursuing its objective, the Fund will invest as described in the Prospectuses and as described below with respect to the following non-principal investments and strategies. The investment objective of the Fund is a non-fundamental policy and may be changed by the Board of Trustees of the Fund (the “Board”) without the approval of the Fund’s shareholders. Fundamental policies of the Fund may be changed only with the approval of a “vote of a majority of the outstanding voting securities” of the Fund, upon at least 60 days’ prior notice to shareholders of any change. A “vote of a majority of the outstanding voting securities” of the Fund means the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares.
New Financial Products
          New financial products continue to be developed and the Fund may invest in any such products as may be developed to the extent consistent with its investment objective and the regulatory and U.S. federal tax requirements applicable to investment companies.
Lending of Portfolio Holdings
          The Fund may seek additional income by lending up to one-third of the value of the Fund’s total assets in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Securities and Exchange Commission (the “SEC”). Such loans may be made, without limit, to brokers, dealers, banks or other recognized institutional borrowers of financial instruments and would be required to be secured continuously by collateral, including cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the financial instruments loaned. The Fund would have the right to call a loan and obtain the financial instruments loaned at any time on five days’ notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest paid by the issuer on the financial instruments loaned and also would receive compensation from the investment of the collateral. The Fund would not have the right to vote any financial instruments having voting rights during the existence of the loan, but the Fund will call the loan in anticipation of an important vote to be taken among holders of the loaned financial instrument or in anticipation of the giving or withholding of their consent on a material matter affecting the financial instrument. As with other extensions of credit, such loans entail risks of delay in recovery or

2

even loss of rights in the collateral should the borrower of the financial instruments fail financially. However, the loans would be made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration that can be earned at that time from loans of this type justifies the attendant risk. The creditworthiness of firms to which the Fund lends its portfolio holdings will be monitored on an ongoing basis by the Adviser.
Foreign Currency Transactions
          In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fund is authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities, but rather allow the Fund to establish a rate of exchange for a future point in time.
          When entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.
          When the Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. Similarly, when the obligations held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.
          A separate account consisting of liquid assets, such as cash, U.S. Government securities or other liquid high grade debt obligations, equal to the amount of the Fund’s assets that could be required to consummate forward contracts will be established with the Fund’s custodian except to the extent the contracts are otherwise “covered.” For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is “covered” if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund’s price to sell the currency. A forward contract to buy a foreign currency is “covered” if the Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund’s price to buy the currency.
Rated Securities
          Under normal market conditions, the Fund may invest up to 20% of its total assets in high quality, short-term securities. These securities may include commercial paper rated at least A-3 or higher by

3

Standard & Poor’s (“S&P”) or Prime-3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) (or unrated securities of comparable quality), certificates of deposit (“CDs”) and bankers’ acceptances and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Such high quality, short-term securities may pay interest at rates that are periodically redetermined or may pay interest at fixed rates. Rated short-term securities include securities given a rating conditionally by Moody’s or provisionally by S&P. If the rating of a security held by the Fund is withdrawn or reduced, the Fund is not required to sell the security, but the Adviser will consider such fact in determining whether the Fund should continue to hold the security. For a description of the ratings applied by Moody’s and S&P to short-term securities, please refer to Appendix A.
Portfolio Turnover
          The frequency and amount of portfolio purchases and sales (known as the “turnover rate”) will vary from year to year. It is anticipated that the Fund’s turnover rate will ordinarily be between 20% and 100%. The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the securities held by the Fund will be sold whenever the Adviser believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Higher portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions that the Fund will bear directly, and can cause the Fund to recognize more short-term capital gains (which are taxable to shareholders at higher rates than long-term capital gains).
INVESTMENT RESTRICTIONS
Fundamental Investment Restrictions. The following investment restrictions are fundamental policies of the Fund, and as such, and may not be changed without the approval of a “vote of a majority of the outstanding voting securities” of the Fund, as defined under “Investment Policies and Strategies” above. If a percentage policy set forth in the Prospectus or one of the following percentage investment restrictions is adhered to at the time a transaction is effected, later changes in a percentage will not be considered a violation of the policy or restriction unless such change is caused by action of a Fund or pertains to a Fund’s limitations on borrowing and investment in illiquid securities. Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objective, policies and restrictions as the Fund. The Fund may:
1.	issue senior securities or borrow money to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”);*

2.	only own real estate acquired as a result of owning securities;

3.	purchase and sell futures contracts and related options;

4.	underwrite securities issued by others only when disposing of portfolio securities;

*	The 1940 Act generally requires a registered closed-end company to have 300% asset coverage for the issuance of senior securities representing indebtedness or borrowing money, and 200% asset coverage for the issuance of senior securities in the form of preferred shares.

4

5.	make loans through lending of securities,** through the purchase of debt instruments or similar evidence of indebtedness typically sold to financial institutions and through repurchase agreements;

6.	not concentrate more than 25% of its total assets in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities; and provided further that the Fund will invest more than 25% and may invest up to 100% of its assets in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. For purposes of this restriction, the term “issuer” includes the Borrower and the Agent (as defined under “Prospectus Summary” in the Prospectuses); and

7.	not purchase or sell commodities or commodities contracts, except that, consistent with its investment policies, the Fund may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities.
Non-Fundamental Investment Restrictions. The Fund is also subject to the following non-fundamental investment restrictions and policies that may be changed by the Board of Trustees without shareholder approval. Unless otherwise indicated, the Fund may not:
1.	purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions; and

2.	invest in interests in oil, gas or other mineral exploration or development programs, including leases.
REPURCHASE OFFER FUNDAMENTAL POLICY
          The Fund’s Board has adopted a resolution setting forth the Fund’s fundamental policy that it will conduct quarterly Repurchase Offers (the “Repurchase Offer Fundamental Policy”).
          The Repurchase Offer Fundamental Policy sets the interval between each Repurchase Offer at one quarter and provides that the Fund shall conduct a Repurchase Offer each quarter (unless suspended or postponed upon a vote of a majority of the Board of Trustees, including the Independent Trustees, in accordance with regulatory requirements). The Repurchase Request Deadline will be established by the Fund and will be based on factors such as market conditions, liquidity of the Fund’s assets and shareholder servicing conditions. The Repurchase Offer Fundamental Policy also provides that the repurchase pricing shall occur not later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day.

**	The 1940 Act generally limits the lending of portfolio securities to 33 1/3% of the value of the Fund’s total assets.

5

          The Repurchase Offer Fundamental Policy may be changed only by a vote of the majority of the outstanding voting securities. For more information, please refer to the Prospectuses under the caption “Periodic Repurchase Offers.”
MANAGEMENT
          The Board provides broad oversight over the operations and affairs of the Fund and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The names and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management, L.P., NexBank Tower, 13455 Noel Road, Suite 800, Dallas, TX 75240.

INDEPENDENT TRUSTEES

				Number of
				Portfolios in
		Term of		Highland Fund	Other
		Office and		Complex	Directorships/
	Position(s)	Length of	Principal Occupation(s)	Overseen	Trusteeships
Name and Age	with Fund	Time Served	During Past Five Years	by Trustee[1]	Held
Timothy K. Hui (Age 61)	Trustee	Indefinite Term; Trustee since 2004	Vice President since February 2008, Dean of Educational Resources from July 2006 to January 2008, Assistant Provost for Graduate Education from July 2004 to June 2006, and Assistant Provost for Educational Resources, July 2001 to June 2004 at Philadelphia Biblical University.	6	None

Scott F. Kavanaugh (Age 48)	Trustee	Indefinite Term; Trustee since 2004	Vice-Chairman, President and Chief Operating Officer at Keller Financial Group since September 2007; Chairman and Chief Executive Officer at First Foundation Bank since September 2007; Vice Chair, president and Chief Operating Officer of First Foundation, Inc. (holding company) since September 2007; Private investor since February 2004; Sales Representative at Round Hill Securities from March 2003 to January 2004; Executive at Provident Funding Mortgage Corporation from February 2003 to July 2003; Executive	6	None

6

Number of
Portfolios in
		Term of		Highland Fund	Other
		Office and		Complex	Directorships/
	Position(s)	Length of	Principal Occupation(s)	Overseen	Trusteeships
Name and Age	with Fund	Time Served	During Past Five Years	by Trustee[1]	Held
Vice President, Director and Treasurer at Commercial Capital Bank from January 2000 to February 2003; Managing Principal and Chief Operating Officer at Financial Institutional Partners Mortgage Company and Managing Principal and President of Financial Institutional Partners, LLC (an investment banking firm) from April 1998 to February 2003.

James F. Leary (Age 79)	Trustee	Indefinite Term; Trustee since 2004	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	6	Board Member of Capstone Group of Funds (7 portfolios)

Bryan A. Ward (Age 54)	Trustee	Indefinite Term; Trustee since 2004	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	6	None

INTERESTED TRUSTEE

Number of
Portfolios in
		Term of		Highland Fund	Other
		Office and		Complex	Directorships/
	Position(s)	Length of	Principal Occupation(s)	Overseen	Trusteeships
Name and Age	with Fund	Time Served	During Past Five Years	by Trustee[1]	Held
R. Joseph Dougherty[2] (Age 39)	Trustee and Chairman of the Board, President and Chief Executive Officer	Indefinite Term; Trustee since 2004	Team Leader of the Adviser since 2000, Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008; Director of NexBank Securities, Inc. since June 2009; Senior Vice President of Highland Distressed Opportunities, Inc. from September 2006 to June 2009; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.	6	None

7

OFFICERS

Term of
Office and
Length of
	Position(s)	Time	Principal Occupation(s)
Name and Age	with Fund	Served	During Past Five Years
R. Joseph Dougherty (Age 39)	Chairman of the Board, President and Chief Executive Officer	Indefinite Term; Chairman of the Board since 2004; President and Chief Executive Officer since December 2008	Team Leader of the Adviser since 2000, Director/Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008; Director of NexBank Securities, Inc. since June 2009; Senior Vice President of Highland Distressed Opportunities, Inc. from September 2006 to June 2009; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.

M. Jason Blackburn (Age 33)	Treasurer (Principal Accounting Officer), and Secretary	Indefinite Term; Treasurer and Secretary since 2004	Assistant Controller of the Adviser since November 2001 and Treasurer and Secretary of the funds in the Highland Fund Complex.

Michael Colvin (Age 40)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since July 2007	General Counsel and Chief Compliance Officer of the Adviser since June 2007 and Chief Compliance Officer of the funds in the Highland Fund Complex since July 2007; Shareholder in the Corporate and Securities Group at Greenberg Traurig, LLP from January 2007 to June 2007; and Partner from January 2003 to January 2007 in the Private Equity Practice Group at Weil, Gotshal & Manges, LLP.

[1]	The “Highland Fund Complex” consists of all of the registered investment companies advised by the Adviser as of the date of this SAI.

[2]	Mr. Dougherty is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with the Adviser.
Trustee Compensation
          The officers of the Fund and those of its Trustees who are “interested persons” (as defined in the 1940 Act) of the Fund receive no direct remuneration from the Fund. The following table sets forth the aggregate compensation paid to each of the Independent Trustees by the Fund and the total compensation paid to each of the Trustees by the Highland Fund Complex for the fiscal year ended August 31, 2009.

8

		Pension or
	Aggregate	Retirement Benefits	Estimated Annual
Name of	Compensation	Accrued as Part of	Benefits Upon	Total Compensation From
Trustee	From the Fund	the Fund’s Expense	Retirement	the Highland Fund Complex
Interested Trustee
R. Joseph Dougherty	$0	$0	$0	$0
Independent Trustees
Timothy K. Hui	$61,940	$0	$0	$150,000
Scott F. Kavanaugh	$61,940	$0	$0	$150,000
James F. Leary	$61,940	$0	$0	$150,000
Bryan A. Ward	$61,940	$0	$0	$150,000
          Each Independent Trustee receives an annual retainer of $150,000, payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets.
Role of the Board of Trustees
          The Trustees of the Fund are responsible for the overall management and supervision of the Fund’s affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers for the Fund and review the Fund’s performance. The Board has four committees, the Audit Committee, the Nominating Committee, the Litigation Committee and the Qualified Legal Compliance Committee, each of which is composed of the Independent Trustees.
          Audit Committee. Pursuant to the Audit Committee Charter adopted by the Board, the function of the Audit Committee is (1) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) to assist in Board oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, and the independent registered public accounting firm’s qualifications, independence and performance. The Audit Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The Audit Committee met three times during the fiscal year ended August 31, 2009.
          Nominating Committee. The Nominating Committee’s function is to canvass, recruit, interview, solicit and nominate Trustees. The Nominating Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund, NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Fund. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. The Nominating Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The Nominating Committee did not meet during the fiscal year ended August 31, 2009.

9

          Litigation Committee. The Litigation Committee’s function is to seek to address any potential conflicts of interest between the Fund and the Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by both the Fund and the Adviser or another client of the Adviser. The Litigation Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The Litigation Committee met five times during the fiscal year ended August 31, 2009.
          Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (“QLCC”) is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Fund who appear and practice before the SEC on behalf of the Fund. The QLCC is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The QLCC did not meet during the fiscal year ended August 31, 2009.

10

Share Ownership
          The following table shows the dollar range of equity securities beneficially owned by the Fund’s Trustees in the Fund and the aggregate dollar range of equity securities owned by the Trustees in all funds overseen by the Trustee in the Highland Fund Complex as of
December 31, 2008.

Aggregate Dollar Range of Equity
Securities Owned in All Funds
Name of	Dollar Range of Equity Securities	Overseen by Trustee in the
Trustee	Owned in the Fund	Highland Fund Complex
Interested Trustee
R. Joseph Dougherty	None	over $100,000
Independent Trustees
Timothy K. Hui	None	$1 — $10,000
Scott F. Kavanaugh	None	$10,001 — $50,000
James F. Leary	None	$10,001 — $50,000
Bryan A. Ward	None	$1 — $10,000
Trustee Positions
          As of December 31, 2008, no Independent Trustee nor any of his immediate family members owned beneficially or of record any class of securities of the Adviser or Underwriter or any person controlling, controlled by or under common control with any such entities.
Code of Ethics
          The Fund and the Adviser have each adopted codes of ethics which essentially prohibit certain of their personnel, including the Fund’s portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Under the codes of ethics of the Fund and the Adviser, personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear most securities transactions with the appropriate compliance officer and to report all transactions on a regular basis.
          Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR database on the SEC’s website (http://www.sec.gov). You may also review and copy these documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549, or by e-mail request to publicinfo@sec.gov.
Anti-Money Laundering Compliance
          The Fund and its service providers may be required to comply with various anti-money laundering laws and regulations. Consequently, the Fund or its service providers may request additional information from you to verify your identity. If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists

11

of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Fund and its service providers also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the Fund or its service providers may not be permitted to inform the shareholder that it has taken the actions described above.
Proxy Voting Policies
          The Board has delegated voting of proxies in respect of the Fund’s portfolio holdings to the Adviser, to vote the Fund’s proxies in accordance with the Adviser’s Proxy Voting Policy. Under this policy, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. The Adviser’s Proxy Voting Policy is attached as Appendix B to this SAI and may be changed from time to time by the Adviser with the approval of the Board.
          The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (877) 665-1287 and (ii) on the SEC’s website (http://www.sec.gov). Information as of June 30 each year will generally be available on or about the following August 31.
INVESTMENT ADVISORY SERVICES
          Highland, located at NexBank Tower, 13455 Noel Road, Suite 900, Dallas, Texas 75240, serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund (“Advisory Agreement”). Highland is controlled by James Dondero and Mark Okada (both officers of the Fund), by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder. Prior to April 15, 2004, Columbia Management Advisors, Inc. was the Fund’s investment adviser.
          Highland provides portfolio management services to the Fund for a monthly management fee, computed and accrued daily, which includes both advisory fees and administration fees charged to the Fund. Highland is entitled to receive a monthly advisory fee from the Fund, computed and accrued daily based on an annual rate of 0.65% of the average daily managed assets of the Fund for the first $1 billion, 0.60% of the average daily managed assets of the Fund for the next $1 billion and 0.55% of the average daily managed assets of the Fund over $2 billion. “Average daily managed assets” of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).
          From the Fund’s commencement of operations to June 12, 2006 and from December 18, 2006 to October 1, 2008, Highland voluntarily agreed to waive fees so that the Fund’s ordinary annual operating expenses (exclusive of advisory fees, administrative fees, brokerage commissions, taxes, distribution and service fees, leverage expenses and extraordinary expenses, if any) did not exceed 0.15% of the average daily net assets of the Fund.
          Under the Advisory Agreement, Highland, among other things: (i) continuously furnishes an investment program for the Fund; (ii) places orders for the purchase and sale of securities for the accounts of the Fund; (iii) provides for certain facilities and administrative services; (iv) arranges for the provision and maintenance of an insurance bond against larceny and embezzlement by officers and employees of the Fund; and (v) generally manages, supervises and conducts the affairs and business of the Fund. Highland also provides administrative services to the Fund for a monthly administration fee based on an annual rate of 0.20% of the average daily managed assets of the Fund.

12

          Highland carries out its duties under the Advisory Agreement at its own expense. The Fund pays its own ordinary operating and activity expenses, such as legal and auditing fees, management fees, administrative fees, custodial fees, transfer agency fees, the cost of communicating with shareholders and registration fees, as well as other operating expenses such as interest, taxes, brokerage, insurance, bonding, compensation of Independent Trustees and extraordinary expenses.
          The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance (or reckless disregard) of its obligations or duties thereunder on the part of Highland, Highland shall not be subject to liability to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates.
Conflicts of Interest
          Highland and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Fund. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Fund’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.
          The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Fund, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

13

          The Adviser, its affiliates or their partners, directors, officers and employees similarly serve or may serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.
          While the Adviser does not believe there will be frequent conflicts of interest, if any, the Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.
          The table below sets forth the advisory fees (in thousands) paid by the Fund to the Adviser as well as any fee waivers and/or expense reimbursements for the last three fiscal years:

	Fiscal Year	Fiscal Year	Fiscal Year
	Ended	Ended	Ended
	8/31/09	8/31/08	8/31/07
Gross Advisory Fees	$7,081	$16,712	$14,628
Fee Waiver(1)	$(92)	$(447)	$0
Net Advisory Fees	$6,989	$16,265	$14,628

[1]	From the Fund’s commencement of operations to June 12, 2006 and from December 18, 2006 to October 1, 2008, Highland voluntarily agreed to waive management fees so that the Fund’s ordinary annual operating expenses (exclusive of advisory fees, administrative fees, brokerage commissions, taxes, distribution and service fees, leverage expenses and extraordinary expenses, if any) did not exceed 0.15% of the average daily net assets of the Fund for each share class.
INFORMATION REGARDING PORTFOLIO MANAGERS
          The Fund’s portfolio managers are Brad Means and Greg Stuecheli. The following tables provide information about the funds and accounts, other than the Fund, for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management. This information is provided as of August 31, 2009.

14

Brad Means

	Total		Total Number of	Total Assets Managed
	Number of	Total Assets	Accounts Managed	with Performance-
	Accounts	Managed	with Performance-	Based Advisory Fee
Type of Accounts	Managed	(millions)	Based Advisory Fee	(millions)
Registered Investment Companies:	3	$1,122	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0
Greg Stuecheli

	Total		Total Number of	Total Assets Managed
	Number of	Total Assets	Accounts Managed	with Performance-
	Accounts	Managed	with Performance-	Based Advisory Fee
Type of Accounts	Managed	(millions)	Based Advisory Fee	(millions)
Registered Investment Companies:	1	$600	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0
          Because each portfolio manager manages other accounts, including accounts that may pay higher fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and potential conflicts in the allocation of investment opportunities between a Fund and the other accounts.
Compensation
          Highland’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio managers’ underlying accounts, and the pre-tax relative performance of the portfolio managers’ underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Highland, such as its “Short-Term Incentive Plan” and its “Long-Term Incentive Plan,” described below.
          Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with Highland, which may include the amount of assets supervised and other management roles within Highland. Base compensation is determined by taking into account current industry norms and market data to ensure that Highland pays a competitive base compensation.
          Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions

15

and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans, including one or more of the following:
Short-Term Incentive Plan. The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly-compensated employees of Highland in order to promote the success of Highland.
Long Term Incentive Plan. The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of Highland.
          Because each person’s compensation is based on his or her individual performance, Highland does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with Highland.
Ownership of Securities
          The following table sets forth the dollar range of equity securities of the Fund beneficially owned by each portfolio manager. This information is provided as of August 31, 2009.

Dollar Range of Equity Securities
Name of Portfolio Manager	Beneficially Owned by Portfolio Manager
Brad Means	None
Greg Stuecheli	None
ADMINISTRATOR/SUB-ADMINISTRATOR
          Under an administration agreement dated as of October 18, 2004, Highland assists the Fund in all aspects of its administration and operations for a monthly administration fee at the annual rate of 0.20% of the Fund’s average daily managed assets. Under a separate sub-administration agreement dated as of October 18, 2004, Highland has delegated certain administrative functions to PNC Global Investment Servicing (“PNC”), 760 Moore Road, King of Prussia, Pennsylvania, 19406, and pays PNC a portion of the fee it receives from the Fund (0.01%). PNC has agreed to provide corporate secretarial services, prepare and file various reports with the appropriate regulatory agencies, assist in preparing various materials required by the SEC, and prepare various materials required by any state securities commission having jurisdiction over the Fund.
          The table below sets forth the administration fees (in thousands) paid by the Fund for the last three fiscal years:

	Fiscal Year	Fiscal Year	Fiscal Year
	Ended	Ended	Ended
	8/31/09	8/31/08	8/31/07
Administration Fees	$2,211	$5,531 [1]	$5,943 [1]

[1]	For the fiscal years ended 8/31/09, 8/31/08 and 8/31/07, Highland paid $110,564, $276,574 and, $297,149, respectively, to PNC for its services as sub-administrator.

16

ACCOUNTING SERVICES AGENT
          PNC provides accounting services to the Fund pursuant to an accounting services agreement dated as of October 18, 2004. PNC receives a monthly accounting services fee from the Fund, computed and accrued daily at an annual rate of 0.0275% of the Fund’s first $1 billion of average daily managed assets, 0.0200% of the Fund’s next $500 million of average daily managed assets, 0.0150% of the Fund’s next $1 billion of average daily managed assets and 0.0100% of the Fund’s average daily managed assets in excess of $2.5 billion.
          The table below sets forth the accounting services fees (in thousands) paid by the Fund for the last three fiscal years:

	Fiscal Year	Fiscal Year	Fiscal Year
	Ended	Ended	Ended
	8/31/09	8/31/08	8/31/07
Accounting Services Fees	$285	$545	$570
UNDERWRITER
          Shares are offered for sale through the Fund’s principal underwriter, PFPC Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 (the “Underwriter”). The Underwriter has the exclusive right to distribute shares of the Fund through Financial Advisors on a continuous basis. The Underwriter’s obligation is an agency or “best efforts” arrangement under which the Underwriter is required to take and pay for only such shares of the Fund as may be sold to the public. The Underwriter is not obligated to sell any stated number of shares.
          The Fund has agreed to pay all expenses in connection with registration of its shares with the SEC and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of the Prospectuses and other expenses.
          The Underwriter was paid the following aggregate underwriter commissions on sales of Class A Shares, Class B Shares and Class C Shares of the Fund during the last three fiscal years:

	Fiscal Year	Fiscal Year	Fiscal Year
Aggregate	Ended August 31,	Ended August 31,	Ended August 31,
Commissions	2009	2008	2007
Class A	$8,990	$64,746	$226,556
Class B	$0	$0	$0
Class C	$0	$0	$0
          The Underwriter retained the following underwriter commissions on sales of Class A Shares, Class B Shares and Class C Shares of the Funds during the last three fiscal years:

17

	Fiscal Year	Fiscal Year	Fiscal Year
Retained	Ended August 31,	Ended August 31,	Ended August 31,
Commissions	2009	2008	2007
Class A	$4,656	$32,834	$154,146
Class B	$0	$0	$0
Class C	$0	$0	$0
          Highland performs certain services and incurs certain expenses with respect to the promotion and distribution of Fund shares. The Underwriter pays Highland for promotion and distribution expenses incurred by it in respect of the Fund (“service payments”). Such service payments are made out of commissions retained by the Underwriter after it has first been paid its own compensation and been reimbursed for its own expenses (including amounts paid by the Underwriter to financial intermediaries in connection with sales of the Fund) (“underwriter concessions”), provided that in no event shall the Underwriter be required to use in excess of 50% of the underwriter concessions retained by the Underwriter to make such service payments. During some periods, underwriter concessions received by the Underwriter may be insufficient to pay Highland fully for its promotional and distribution expenses. In such cases, the Underwriter agrees to pay such service payments to the extent of the available underwriter concessions and pay the balance of such service payments as the Underwriter receives underwriter concessions in future periods.
          The following table shows the amount of service payments paid by the Underwriter to Highland in the periods indicated:

	Fiscal Year	Fiscal Year	Fiscal Year
Service Payment	Ended August 31,	Ended August 31,	Ended August 31,
Amount	2009	2008	2007
Class A	$21,794	$647,036	$182,521
Class B	$13,219	$62,932	$64,455
Class C	$26,505	$622,782	$504,339
DISTRIBUTION AND SERVICE FEE PLAN
          Class A, Class B and Class C Shares of the Fund are authorized under a distribution plan (the “Plan”) to use the assets attributable to such class to finance certain activities relating to the distribution of shares to investors. The Plan requires the payment of a monthly service fee to the Underwriter at an annual rate not to exceed 0.25% of the average daily net assets attributable to Class A, Class B and Class C Shares of the Fund. The Underwriter may pay all or a portion of these fees to financial advisors whose clients own shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Underwriter at an annual rate not to exceed 0.10%, 0.45% and 0.60% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively.
          The Underwriter may pay certain Financial Advisors whose clients own shares of the Fund monthly distribution fees with respect to a given share class at a rate up to 0.15% greater than that set forth above, so long as the total payments paid by the Fund to the Underwriter for each share class under a Plan for distribution fees do not exceed the stated percentages. In the event that there are insufficient assets in the Plan to make a contractually required payment to a Financial Advisor, the Adviser has agreed to pay such Financial Advisor at its own expense out of its own financial resources. See “Multiple Share Classes” in the Funds’ Class A, Class B and Class C Prospectus for additional information on “revenue sharing” payments. Any shareholder purchasing shares of the Fund through a Financial Advisor should check with the Financial Advisor to determine whether it is receiving monthly distribution fees

18

in an amount exceeding 0.10%, 0.45% and 0.60% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.
          The table below sets forth the distribution fees (in thousands) paid by the Fund to the Underwriter for the last fiscal year:

Fiscal Year
Ended
Distribution Fees	8/31/09
Class A	$315
Class B	$145
Class C	$2,745
          The table below sets forth the service fees (in thousands) paid by the Fund to the Underwriter for the last fiscal year:

Fiscal Year
Ended
Service Fees	8/31/09
Class A	$788
Class B	$80
Class C	$1,144
          During the fiscal year ended August 31, 2009, the Underwriter incurred the following expenses on behalf of the Fund in connection with distributions under the Plan:

		Printing and
		Mailing of				Interest,
		Prospectuses to				Carrying or other
		other Than Current	Compensation	Compensation to	Compensation to	Financing
	Advertising	Shareholders	to Underwriters	Broker-Dealers	Sales Personnel	Charges
Class A	$53,649	$15,225	$8,204	$22,917	$240,626	$0
Class B	$9	$1,088	$847	$3,406	$11,216	$0
Class C	$132	$15,598	$11,560	$2,539,234	$20,547	$0
TRANSFER AGENT
          PNC provides transfer agency and dividend disbursing agent services for the Fund. As part of these services, PNC maintains records pertaining to the sale, repurchase, and transfer of Fund shares and distributes the Fund’s cash distributions to shareholders.
CUSTODIAN
          PFPC Trust Company,(which will be renamed PNC Trust Company effective June 7, 2010), located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania, 19153, is the custodian for the Fund. PFPC Trust Company is responsible for holding all securities, other investments and cash; receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting

19

income from investments, making all payments covering expenses, and performing other administrative duties, all as directed by authorized persons. PFPC Trust Company does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
          The independent registered public accounting firm for the Fund is PricewaterhouseCoopers LLP, located at 2001 Ross Avenue, Suite 1800, Dallas, Texas 75201. The independent registered public accounting firm audits and reports on the annual financial statements, reviews certain regulatory reports and the federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Selection of Broker-Dealers; Order Placement
          Subject to the overall review of the Fund’s Board, the Adviser is responsible for decisions to buy and sell securities and other portfolio holdings of the Fund, for selecting the broker or dealer to be used, and for negotiating any commission rates paid. In underwritten offerings, securities usually are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
          The Adviser and its affiliates manage other accounts, including private funds and individual accounts that invest in senior loans and Fund investments. Although investment decisions for the Fund are made independently from those of such other accounts, investments of the type the Fund may make also may be made on behalf of such other accounts. When the Fund and one or more other accounts is prepared to invest in, or desires to dispose of, the same investment, available investments or opportunities for each are allocated in a manner believed by the Adviser to be equitable over time. The Adviser may (but is not obligated to) aggregate orders, which may include orders for accounts in which the Adviser or its affiliates have an interest, to purchase and sell securities to obtain favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Although the Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all participating accounts, in some cases these activities may adversely affect the price paid or received or the size of the position obtained by or disposed of for the Fund. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Adviser in a manner designed to be equitable and consistent with the Adviser’s fiduciary duty to the Fund and its other clients (including its duty to seek to obtain best execution of client trades).
Commission Rates; Brokerage and Research Services
          The Adviser seeks to obtain “best execution,” considering the execution price and overall commission costs paid and other factors. The Adviser routes its orders to various broker-dealers for execution at its discretion. Factors involved in selecting brokerage firms include the size, type and difficulty of the transaction, the nature of the market for the security, the reputation, experience and financial stability of the broker-dealer involved, the quality of service, the quality of research and investment information provided and the firm’s risk in positioning a block of securities. Within the framework of the policy of obtaining the most favorable price and efficient execution, the Adviser does consider “brokerage and research services” (as defined in the Securities Exchange Act of 1934, as amended) provided by brokers who effect portfolio transactions with the Adviser or the Fund.

20

“Brokerage and research services” are services that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries.
          For the fiscal years ended August 31, 2007, 2008 and 2009, the Fund paid brokerage commissions on transactions of $3,832, $30,153 and $19,351, respectively.
Certain Affiliations
          The Fund and Highland are currently affiliated with NexBank Securities, Inc. (“NexBank”), a FINRA member broker-dealer that is indirectly controlled by the principals of Highland. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers. The Fund may utilize affiliated brokers for agency transactions subject to compliance with policies and procedures adopted pursuant to a 1940 Act rule. These policies and procedures are designed to provide that commissions, fees or other remuneration received by any affiliated broker or its affiliates for agency transactions are reasonable and fair compared to the remuneration received by other brokers in comparable transactions.
          For the fiscal year ended August 31, 2009, the Fund paid $4,419 in brokerage commissions on transactions with NexBank. This amount represented 22.83% of the Fund’s aggregate brokerage commissions and 18.72% of the Fund’s aggregate dollar amount of transactions involving the payment of commissions. For the fiscal year ended August 31, 2008, the Fund paid $11,357 in brokerage commissions on transactions with NexBank. This amount represented 37.66% of the Fund’s aggregate brokerage commissions and 14.98% of the Fund’s aggregate dollar amount of transactions involving the payment of commissions. For the fiscal year ended August 31, 2007, the Fund paid $3,780 in brokerage commissions on transactions with NexBank. This amount represented 98.64% of the Fund’s aggregate brokerage commissions and 97.35% of the Fund’s aggregate dollar amount of transactions involving the payment of commissions.
          In addition to the affiliation with NexBank, the Funds and Highland are currently affiliated with Barrier Advisors, Inc. (“Barrier”), a restructuring and financial advisor, and Governance Re Ltd. (“Governance Re”), an insurance company, both of which are indirectly controlled by the principals of Highland. NexBank, Barrier and Governance Re may offer certain services to portfolio companies whose securities, including loans, are owned by one or more registered investment companies advised by Highland (the “Portfolio Companies”). For example, NexBank may provide agent services for Portfolio Companies under credit agreements pursuant to which a Fund may be a lender; Barrier may offer strategic, financial and operational advisory services to Portfolio Companies; and Governance Re may offer insurance services to the Portfolio Companies. NexBank, Barrier, Governance Re and other affiliated service providers may receive fees from Portfolio Companies or other parties for services provided.
          The Fund’s Board will, in accordance with specific procedures and policies adopted by the Board, review any investment or operational decisions that are brought to the attention of the Board and that may present potential conflicts of interest between Highland and the Fund.
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
          As of December 1, 2009, the Trustees and officers of the Fund as a group owned less than 1% of the then outstanding shares of each class of shares of the Fund.

21

          Control persons are presumed to control the Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of the Fund’s outstanding voting securities. As of December 1, 2009, no person beneficially owned 25% or more of the Fund’s outstanding voting securities. As of December 1, 2009, the persons known by the Fund to own of record or beneficially 5% or more of its outstanding shares were as follows:

	Percentage and Number of
Name and Address	Outstanding Shares Held
	Class A	Class B	Class C	Class Z
Independence Trust Company				12.77%
Franklin, TN 37068-2188	—	—	—	1,298,549.130

Denman Tire Corporation
Employee Benefit Plan Trust
State Street Bank and Trust				7.02%
Quincy, MA 02171-2145	—	—	—	713,221.399

NFS LLC FEBO
Sovereign Bank
DBA Newbridge Trustee
FBO Clients				5.62%
Wyomissing, PA 19610-3016	—	—	—	571,250.991
PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES
          The following information supplements the discussion of methods for reducing or eliminating sales charges in the Class A, Class B and Class C Shares Prospectus.
Right of Accumulation (Class A Shares Only)
          Reduced sales charges on Class A Shares of the Fund can be obtained by combining a current purchase with prior purchases of all classes of any Participating Funds (as defined in the Prospectuses). The applicable sales charge is based on the combined total of:
1.	the current purchase; and

2.	the value at the public offering price at the close of business on the previous day of the Fund’s and any Participating Fund’s Class A Shares held by the shareholder, the shareholder’s spouse or the shareholder’s minor children.
          The Underwriter and the shareholder’s Financial Advisor must be promptly notified of each purchase that entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied

22

upon confirmation of the shareholder’s holdings by the Transfer Agent. The Fund may terminate or amend this Right of Accumulation at any time without notice.
Letter of Intent (Class A Shares Only)
          Any person may qualify for reduced sales charges on purchases of Class A Shares of the Fund made within a 13-month period pursuant to a Letter of Intent (“Letter”). A shareholder may include, as an accumulation credit toward the completion of such Letter, the value of all shares (of any class) of any Participating Funds held by the shareholder on the date of the Letter. The value is determined at the public offering price on the date of the Letter. Purchases made through reinvestment of distributions do not count toward satisfaction of the Letter. Upon request, a Letter may reflect purchases within the previous 90 days.
          During the term of a Letter, the Transfer Agent will hold shares in escrow to secure payment of the higher sales charge applicable to Class A Shares actually purchased if the terms of the Letter are not satisfied. Dividends and capital gains will be paid on all escrowed shares, and these shares will be released (upon satisfaction of any amount owed for sales charges if the terms of the Letter are not satisfied) when the amount indicated has been purchased or at the end of the period covered by the Letter, whichever occurs first. A Letter does not obligate the investor to buy or the Fund to sell the amount specified in the Letter.
          If a shareholder exceeds the amount specified in the Letter and reaches an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Letter. The resulting difference in offering price will purchase additional shares for the shareholder’s account at the applicable offering price. As a part of this adjustment, the shareholder’s Financial Advisor shall return to the Underwriter the excess commission previously paid to the Financial Advisor during the 13-month period.
          If the amount specified in the Letter is not purchased, the shareholder shall remit to the Underwriter an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within 20 days after a written request to pay such a difference in sales charge, the Transfer Agent will redeem that number of escrowed Class A Shares to equal such difference. The additional amount of Financial Advisor discount from the applicable offering price shall be remitted by the Underwriter to the shareholder’s Financial Advisor of record.
          Additional information about, and the terms of, Letters of Intent are available from your Financial Advisor, or from the Transfer Agent at (877) 665-1287.
Reinstatement Privilege (Class A, Class B and Class C Shares Only)
          A shareholder whose Class A, Class B or Class C Shares have been accepted for repurchase may, upon request, reinstate within one year a portion or all of the proceeds of such repurchase in Class A, Class B or Class C Shares, respectively, of the Fund or another Participating Fund at the NAV next determined after receipt by such shareholder’s Financial Advisor or the Transfer Agent receives a written reinstatement request and payment. The Underwriter will not pay your Financial Advisor a commission on any reinvested amount. Any CDSC paid at the time of the repurchase will be credited to the shareholder upon reinstatement. The period between the repurchase and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any CDSC or conversion date. Shareholders who desire to exercise this privilege should contact their Financial Advisor or the Transfer Agent. Shareholders may exercise this privilege an unlimited number of times. Exercise of this privilege does not alter the U.S. federal income tax treatment of any capital gains realized on the prior sale of Fund

23

shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Please consult your tax advisor.
Privileges of Financial Advisors
          Class A Shares of the Fund may be sold at NAV, without a sales charge, to registered representatives and employees of Financial Advisors (including their affiliates) and such persons’ families and their beneficial accounts.
Privileges of Certain Shareholders
          Any shareholder eligible to buy Class Z Shares of any Participating Fund may acquire, through purchase or exchange, Class A Shares of another Participating Fund at NAV in those cases where Class Z Shares are not available. Qualifying shareholders will not be subject to the initial sales charge or CSDC on Class A Shares, although they will be subject to the annual Rule 12b-1 distribution and service fees on Class A Shares.
Sponsored Arrangements
          Class A Shares of the Fund may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the Fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization’s group, the term of the organization’s existence and certain characteristics of the members of its group. The Fund reserves the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.
          Class A Shares may also be purchased at reduced or no sales charge by clients of Financial Advisors that have entered into agreements with the Underwriter pursuant to which the Fund is included as an investment option in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.
Waiver of CDSCs
          CDSCs may be waived on repurchases in the following situations with the proper documentation:
1.	Death. CDSCs may be waived on repurchases within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse or (iii) the beneficiary of a Uniform Gifts to Minors Act (“UGMA”), Uniform Transfers to Minors Act (“UTMA”) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any repurchase from the estate account occurring within one year after the death. If Class B Shares or Class C Shares are not repurchased within one year of the death, they will remain subject to the applicable CDSC when repurchased from the transferee’s account. If the account is transferred to a new registration and then a repurchase is requested, the applicable CDSC will be charged.

2.	Disability. CDSCs may be waived on repurchases occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such

24

waiver, (i) the disability must arise after the purchase of shares, (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability and (iii) a letter must be produced from a physician signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a repurchase is requested, the applicable CDSC will be charged.

3.	Death of a Trustee. CDSCs may be waived on repurchases occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and (iii) the trust document provides for dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent repurchase.

4.	Returns of Excess Contributions. CDSCs may be waived on repurchases required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Advisor agrees to all or the agreed upon portion of the commission earned on the sale being repurchased.

5.	Qualified Retirement Plans. CDSCs may be waived on repurchases required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document).
          The CDSC also may be waived if the Financial Advisor agrees to return all or an agreed-upon portion of the commission received on the sale of the shares being repurchased.
ADDITIONAL INCOME TAX CONSIDERATIONS
          The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Internal Revenue Code of 1986, as amended (“the Code”), U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative, administrative or judicial action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.
Taxation of the Fund
          The Fund has elected to be treated each year as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:
(a)	derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as described below);

(b)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government

25

securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as described below); and

(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt income, for such year.
          In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income sources described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.
          For purposes of meeting the diversification requirement described in (b) above, in the case of the Fund’s investment in loan participations, the Fund shall treat both the lender and the borrower under the underlying loan as an issuer. Also, for purposes of (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.
          If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below in “Fund Distributions”).
          If the Fund were to fail to qualify as a RIC accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividend-received deduction in the case of corporate shareholders and to be treated as “qualified dividend income” and thus taxable at the lower long-term capital gain rate in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of a Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

26

          The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Any investment company taxable income retained by the Fund will be subject to Fund-level tax at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.
          In determining its net capital gain for Capital Gain Dividend purposes, a RIC generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a RIC, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.
          If the Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund would be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so. In addition, the Fund reserves the right to pay the excise tax instead of making additional distributions when circumstances warrant (e.g., payment of the excise tax is deemed by the Fund to be de minimis).
Fund Distributions
          Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.
          The Fund will send you information after the end of each calendar year setting the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and Capital Gain Dividends (as defined below) may also be subject to state, local or other taxes.
          For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gain earned from the sale of investments that the Fund owned (or is treated as having owned) for more than one year over net short-term capital loss from the sale of investments that the Fund owned (or is treated as having owned) for one

27

year or less and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with a 0% rate applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend these special rates to taxable years beginning on or after January 1, 2011. Distributions attributable to the excess of net short-term capital gain from the sale of investments that the Fund owned (or is treated as having owned) for one year or less over net long-term capital loss from the sale of investments the Fund owned (or is treated as having owned) for more than one year generally will be taxable to shareholders as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. It is currently unclear whether Congress will extend this provision to taxable years beginning on or after January 1, 2011. It is not generally expected that a significant portion of the Fund’s distributions will be derived from “qualified dividend income.”
          In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio (if any) and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.
          In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets holding period and other requirements described above with respect to the Fund’s shares.
          If the above-described holding period and other requirements are met at both the shareholder and Fund level. qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision to taxable years beginning on or after January 1, 2011.
          Dividends of net investment income received by corporate shareholders of the Fund generally will qualify for the 70% dividend-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or

28

(2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividend-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). The Fund does not expect a significant portion of Fund distributions to be eligible for this corporate dividend-received deduction.
          Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. Federal income tax purposes as a loan by the Fund, may not constitute qualified dividend income to individual shareholders and may not be eligible for the dividends-received deduction for corporate shareholders.

29

Return of Capital Distributions
          If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.
          Dividends and distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent that they do not exceed the Fund’s realized income and gains, even though such dividends and distributions (other than distributions of net investment income that are declared daily) may economically represent a return of a particular shareholder’s investment. Such distributions (other than distributions of net investment income that are declared daily) are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains or realized, but undistributed, gains that were therefore included in the price the shareholder paid. As described above, the Fund is required to distribute such realized gains, regardless of whether the Fund’s net asset value also reflects unrealized losses.
Tax Implications of Certain Fund Investments
          Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.
          Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation over the purchase price of such obligation (or in the case of an obligation issued with OID, its “revised issue price”). Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently and thus distribute it over the term of the debt security, even though the payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.
          A substantial portion of the Fund’s investments in loan and other debt obligations will be treated as having market discount and/or OID, which, in some cases, could be significant.
          Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Generally, the Fund will be required to include the OID or acquisition discount in income (as ordinary income) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt obligations having OID or acquisition discount, which could affect the character and timing of recognition of income.

30

          If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities (including at a time when it is not advantageous to do so), if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.
          Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income and/or excise tax.
          A portion of the interest paid or accrued on certain high-yield debt obligations owned by the Fund may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield debt obligations is not deductible, that portion will be treated as a dividend paid by the issuer to the Fund. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.
          Any transactions by the Fund in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
          Any equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”
          Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. This withholding and other taxes will decrease the Fund’s yield on the securities subject to taxes. Tax treaties between certain countries and the U.S. may

31

reduce or eliminate such taxes. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by or withheld from the Fund.
          The Fund’s derivatives transactions, as well as any other hedging, straddle and short sale transactions, generally may be subject to one or more special tax rules (including, for instance, notional principal contract, mark-to-market, constructive sale, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital and/or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, in particular in respect of certain credit-related derivative transactions and certain other swaps with contingent payment obligations, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid the Fund-level tax.
          In addition, certain of these derivatives transactions and investments in foreign currency-denominated debt instruments, as well as any of the Fund’s transactions in foreign currencies or its hedging activities, are likely to produce a difference between the Fund’s book income and its taxable income. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from any tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.
Backup Withholding
          The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.
Sale, Exchange, or Redemption of Fund Shares
          The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. In addition, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the “wash-sale” rules of the Code if other substantially identical shares of the Fund are

32

purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
          A repurchase by the Fund in a Repurchase Offer of shares generally will be treated as a sale or exchange of the shares by a shareholder provided that after the repurchase the shareholder does not own, either directly or by attribution under Section 318 of the Code, any shares of any class of the Fund. Likewise, a repurchase of a shareholder’s shares by the Fund will be treated as a sale or exchange of those shares by the shareholder if the repurchase (i) reduces a shareholder’s percentage ownership of the Fund by more than 20% (determined after applying the ownership attribution rules under Section 318 of the Code and taking into consideration the reduction in the total number of Fund shares outstanding that is caused by the repurchase) or (ii) otherwise results in a “meaningful reduction” of the shareholder’s proportionate interest in the Fund (determined after applying the ownership attribution rules under Section 318 of the Code), including, but not limited to, even a small reduction in the proportionate interest of a minority shareholder who owned (directly or by attribution) only a few percent of the Fund’s shares prior to the repurchase. A shareholder’s ability to satisfy any of the three foregoing conditions may be affected in the event there is an oversubscription of a Repurchase Offer and the Fund is required to repurchase shares on a pro rata basis. Therefore, a shareholder can be given no assurance, even if he or she tenders all of his or her shares, that the Fund will purchase a sufficient number of shares to permit him or her to satisfy any of the foregoing conditions.
          This foregoing discussion does not address the tax treatment of tendering shareholders who hold shares other than as capital assets. Those shareholders should consult their own tax advisers on the specific tax consequences to them of participating or not participating in a Repurchase Offer.
          If a tendering shareholder cannot satisfy any of the three conditions described above, such shareholder generally would be deemed to receive a distribution from the Fund with respect to the shares held (or deemed held under Section 318 of the Code) by the shareholder after the tender. In this case, the shareholder would not be permitted to recognize any loss on the repurchase. The amount of the distribution would equal the price paid by the Fund to such shareholder for the shares sold. The distribution would be taxable as a dividend to the extent of the Fund’s current and/or accumulated earnings and profits allocable to such distribution. If the Fund has insufficient current and accumulated earnings and profits to cover the amount of the distribution to a shareholder, the amount of the distribution that is in excess of the Fund’s current and accumulated earnings and profits will not be treated as a dividend and, instead, will be treated as a return of capital to the extent of the adjusted basis of the shares held (or deemed held under Section 318 of the Code) by the shareholder after the tender (determined after increasing such basis by the adjusted tax basis of the shares sold in the tender) and, thereafter, as capital gain. A return of capital will not be taxable to a tendering shareholder, but it will reduce the shareholder’s adjusted tax basis in his or her shares held (or deemed held) after the tender. In the case of a tendering corporate shareholder that is treated as receiving a distribution from the Fund pursuant to a Repurchase Offer, special basis adjustments may also apply to any shares that such corporate shareholder continues to hold following a Repurchase Offer.
          Provided that no tendering shareholder is treated as receiving a distribution as a result of selling his or her shares pursuant to a particular Repurchase Offer, other Fund shareholders will not realize constructive distributions on their shares as a result of any other shareholder selling his or her shares in the Repurchase Offer. If, however, any tendering shareholder is deemed to receive a distribution as described above, other shareholders whose proportionate ownership of the Fund increases as a result of that repurchase may be deemed to receive a constructive distribution in an amount equal to the increase in their proportionate ownership of the Fund as a result of the tender. Such constructive distribution will be treated as a dividend to the extent of current and/or accumulated earnings and profits allocable to it as described above.

33

          Use of the Fund’s cash to repurchase shares may adversely affect the Fund’s ability to satisfy the RIC and excise tax distribution requirements described above. The Fund may also recognize income and gain in connection with the liquidation of portfolio securities to fund share purchases. Any such income and gain would be taken into account (to the extent permissible) in determining whether the RIC and excise tax distribution requirements described above have been satisfied, and thus could cause the Fund to make additional taxable distributions to its shareholders.
Tax Shelter Reporting Regulations
          Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Non-U.S. Shareholders
          Distributions properly designated as Capital Gain Dividends generally will not be subject to withholding of U.S. federal income tax. In general, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding.
          However, effective for taxable years of the Fund beginning before January 1, 2010, the Fund is not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly designated by the Fund (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly designated by the Fund (“short-term capital gain dividends”). Depending on the circumstances, the Fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. Absent legislation extending these exemptions for taxable years beginning on or after January 1, 2010, these special withholding exemptions for interest-related and short-term capital gain dividends will expire and these dividends generally will be subject to withholding as described above. It

34

is currently unclear whether Congress will extend the exemptions for tax years beginning on or after January 1, 2010.
          In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.
          A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute “U.S. real property interests” (“USRPIs”) or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules described below.
          Special rules apply to distributions to certain foreign shareholders from a RIC that is either a “U.S. real property holding corporation” (“USRPHC”) or former USRPHC, or would be a USRPHC absent certain exclusions from the definition thereof. Additionally, special rules apply to the sale of shares in a RIC that is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs — USRPIs are defined generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. The Fund generally does not expect that it will be a USRPHC or would be a USRPHC but for the operation of the special exceptions referred to above, and thus does not expect these special tax rules to apply.
          In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under applicable income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders in the Fund should consult their tax advisers in this regard.
          A beneficial holder of shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.
Tax-Exempt Shareholders
          Under current law, the Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.
Shares Purchased Through Tax Qualified Plans
          Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

35

General Considerations
          The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.
FINANCIAL STATEMENTS
          The audited financial statements and notes thereto in the Fund’s Annual Report to Shareholders for the fiscal year ended
August 31, 2009, as filed with the SEC on November 5, 2009 (file # 811-09709) (the “Annual Report”), are incorporated into this SAI by reference. The 2009 financial statements included in the Annual Report have been audited by PricewaterhouseCoopers LLP, whose report thereon is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. Copies of the Annual Report may be obtained at no charge by calling the Fund at (877) 665-1287.

36

APPENDIX A — RATINGS CATEGORIES
          Ratings in General. A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The following is a description of the characteristics of ratings used by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”).
Corporate Bond Ratings
Moody’s
Long-term
Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa
Obligations rated Aa are judged to be of high quality and subject to very low credit risk.
A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B
Obligations rated B are considered speculative and are subject to high credit risk.
Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Prime rating system (short-term)
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P
Long-term
AAA
An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C
A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is subject of bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations or which cash payments have been suspended in accordance with the instrument’s terms.
D
An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Short-term
A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B
A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet is financial commitment on the obligation.
B-1 A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-2 A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3 A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D
A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

APPENDIX B
HIGHLAND CAPITAL MANAGEMENT, L.P.
PROXY VOTING POLICY
1. Application; General Principles
          1.1 This proxy voting policy (the “Policy”) applies to securities held in Client accounts (including registered investment companies and other pooled investment vehicles) as to which the above-captioned investment adviser (the “Company”) has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.
          1.2 The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.
2. Voting; Procedures
          2.1 Monitoring. A member of the settlement group (the “settlement designee”) of the Company shall have responsibility for monitoring portfolios managed by the Company for securities subject to a proxy vote. Upon the receipt of a proxy notice related to a security held in a portfolio managed by the Company, the settlement designee shall forward all relevant information to the portfolio manager(s) with responsibility for the security. The portfolio manager(s) may consult a member of the settlement group as necessary.
          2.2 Voting. Upon receipt of notice from the settlement designee, the portfolio manager(s) of the fund(s) in which the security subject to a proxy vote shall evaluate the subject matter of the proxy and cause the proxy to be voted on behalf of the Client in accordance with the Guidelines set forth below.
          2.3 Guideline. In determining how to vote a particular proxy, the portfolio manager(s) shall consider, among other things, the interests of each Client account as it relates to the subject matter of the proxy, any potential conflict of interest the Company may have in voting the proxy on behalf of the Client and the procedures set forth in this Policy. This Policy is designed to be implemented in a manner reasonably expected to ensure that voting rights are exercised in the best interests of the Company’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances. In general, the Company reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. Portfolio manager(s) may vote proxies as recommended by the security issuers management on routine matters related to the operation of the issuer and on matters not expected to have a significant impact on the issuer and/or its shareholders, because the Company believes that recommendations by the issuer are generally in shareholders’ best interests, and therefore in the best economic interest of the Company’s clients.
          2.4 Conflicts of Interest. If the portfolio manager(s) determine that the Company may have a potential material conflict of interest (as defined in Section 3 of this Policy) in voting a particular proxy, the portfolio manager(s) shall contact the Company’s compliance department prior to causing the proxy to be voted.

          2.4.1. For a security held by a an investment company, the Company shall disclose the conflict and its reasoning for voting as it did to the Retail Fund’s Board of Trustees at the next regularly scheduled quarterly meeting. In voting proxies for securities held by an investment company, the Company may consider only the interests of the Fund. It is the responsibility of the compliance department to document the basis for the decision and furnish the documentation to the Board of Trustees. The Company may resolve the conflict of interest by following the proxy voting recommendation of a disinterested third party (such as ISS, Glass Lewis, or another institutional proxy research firm).
          2.5 Non-Votes. The Company may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in its judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.
          2.6 Recordkeeping. Following the submission of a proxy vote, the applicable portfolio manager(s) shall submit a report of the vote to a settlement designee of the Company. Records of proxy votes by the Company shall be maintained in accordance with Section 4 of this Policy.
3. Conflicts of Interest
          3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:
          3.1.1 The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.
          3.1.2 The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.
          3.1.3 The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.
          3.1.4 The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company

[1]	For the purposes of this Policy, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.
          3.1.5 The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Fund advised by the Company or an affiliate).
          3.1.6 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.
          3.1.7 The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.
          3.1.8 Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.
          3.2 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:
          3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.
          3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.
4. Recordkeeping, Retention and Compliance Oversight
          4.1 The Company shall retain records relating to the voting of proxies, including:
          4.1.1 Copies of this Policy and any amendments thereto.
          4.1.2 A copy of each proxy statement that the Company receives regarding Client securities.
          4.1.3 Records of each vote cast by the Company on behalf of Clients.
          4.1.4 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.
          4.1.5 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

          4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.
          4.3 The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by a third party, such as a proxy voting service (provided the Company had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).
          4.4 Records relating to the voting of proxies for securities held by investment company clients will be reported periodically, as requested, to the investment company’s Board of Trustees and, to the SEC on an annual basis pursuant to Form N-PX.
          4.5 Compliance oversees the implementation of this procedure, including oversight over voting and the retention of proxy ballots voted. The CCO may review proxy voting pursuant to the firm’s compliance program.
Adopted by the Company’s Compliance Committee: March 24, 2009, amended June 17, 2009.
Approved by the Highland Funds Board of Trustees for all Funds (except Highland Long/Short Equity Fund): June 5, 2009.

B-4